UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Sierra Oncology, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee paid previously with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION]

Sierra Oncology, Inc.

1820 Gateway Drive, Suite 110

San Mateo, California 94404

To the Stockholders of Sierra Oncology, Inc.:

You are cordially invited to attend a special meeting of stockholders (which we refer to, together with any adjournment, postponement or other delay thereof, as the “special meeting”) of Sierra Oncology, Inc. (which we refer to as the “Company” or “Sierra Oncology”). The special meeting will be held on                     , 2022, at             , Pacific time. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/SRRA2022SM. You will be able to listen to the special meeting live and vote online.

At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated April 12, 2022, between GlaxoSmithKline plc (which we refer to as “GSK”), Orikum Acquisition Inc. (which we refer to as “Acquisition Sub”) and Sierra Oncology, as it may be amended from time to time (which we refer to as the “merger agreement”). We refer to the merger of Acquisition Sub (an indirect wholly owned subsidiary of GSK) with and into Sierra Oncology as the “merger.” At the special meeting, you will also be asked to consider and vote on (1) a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger; and (2) a proposal for the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

If the merger is completed, you will be entitled to receive $55.00 in cash, without interest and subject to any applicable withholding taxes, for each share of our common stock that you own (unless you have properly exercised your appraisal rights). This amount constitutes (1) a premium of approximately 39 percent to the closing price of our common stock on April 12, 2022, which was the last full trading day before public announcement of the transaction; and (2) a premium of approximately 63 percent to the volume-weighted average price (“VWAP”) of our common stock over the 30 trading days ending April 12, 2022.

Sierra Oncology’s Board of Directors, after considering the factors more fully described in the enclosed proxy statement, unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Sierra Oncology and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Sierra Oncology’s Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger, and the other proposals to be considered at the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement.

The proxy statement also describes the actions and determinations of Sierra Oncology’s Board of Directors in connection with its evaluation of the merger agreement and the merger. Please read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.

1

Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.

Your vote is very important, regardless of the number of shares that you own.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the US and Canada call toll-free: (877) 750-0510

Stockholders in other locations please call: +1 (412) 232-3651

Banks and brokers call collect: (212) 750-5833

On behalf of Sierra Oncology’s Board of Directors, thank you for your support.

Very truly yours,

/s/ Stephen G. Dilly
Stephen G. Dilly, MBBS, PhD
President and Chief Executive Officer

The accompanying proxy statement is dated                     , 2022 and, together with the enclosed form of proxy card, is first being sent on or about                     , 2022.

2

Sierra Oncology, Inc.

1820 Gateway Drive, Suite 110

San Mateo, California 94404

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2022

Notice is given that a special meeting of stockholders (which we refer to, together with any adjournment, postponement or other delay thereof, as the “special meeting”) of Sierra Oncology, Inc., a Delaware corporation (which we refer to as “Sierra Oncology”), will be held on                     , 2022, at             , Pacific time, for the following purposes:

1.

To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated April 12, 2022, between GlaxoSmithKline plc, Orikum Acquisition Inc. and Sierra Oncology, as it may be amended from time to time (which we refer to as the “merger agreement”);

2.

To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger of Orikum Acquisition Inc., an indirect wholly owned subsidiary of GlaxoSmithKline plc, with and into Sierra Oncology (which we refer to as the “merger”);

3.

To consider and vote on any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and

4.	To transact any other business that may properly come before the special meeting.

The special meeting will be held by means of a live interactive webcast on the internet at www.virtualshareholdermeeting.com/SRRA2022SM. You will be able to listen to the special meeting live and vote online. The special meeting will begin promptly at                     , Pacific time. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).

Only Sierra Oncology stockholders as of the close of business on                     , 2022, are entitled to notice of, and to vote at, the special meeting.

Sierra Oncology’s Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Sierra Oncology stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the “fair value” of their shares of our common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying proxy statement) to be paid on the amount determined to be “fair value”) in lieu of receiving $55.00 per share in cash if the merger is completed, as determined in accordance with Section 262 of the Delaware General Corporation Law (which is referred to as the “DGCL”). To do so, a Sierra Oncology stockholder must properly demand appraisal before the vote is taken on the merger agreement and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and must meet certain other conditions. Section 262 of the DGCL is reproduced in its entirety in Annex B to the accompanying proxy statement and is incorporated in this notice by reference.

Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.

By Order of the Board of Directors,
/s/ Christina Thomson
General Counsel and Corporate Secretary
Dated:	, 2022
San Mateo, CA

2

IMPORTANT INFORMATION

Even if you plan to attend the special meeting, we encourage you to submit your proxy as promptly as possible: (1) over the internet; (2) by telephone; or (3) by signing and dating the enclosed proxy card (a prepaid reply envelope is provided for your convenience). You may revoke your proxy or change your vote at any time before your proxy is voted at the special meeting.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.

If you are a stockholder of record, voting at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares in order to vote at the special meeting.

We encourage you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the US and Canada call toll-free: (877) 750-0510

Stockholders in other locations please call: +1 (412) 232-3651

Banks and brokers call collect: (212) 750-5833

ii

SUMMARY

Except as otherwise specifically noted in this proxy statement, “Sierra Oncology,” “we,” “our,” “us” and similar words refer to Sierra Oncology, Inc., including, in certain cases, our subsidiaries. Throughout this proxy statement, the “Sierra Oncology Board” refers to Sierra Oncology’s Board of Directors. Throughout this proxy statement, we refer to GlaxoSmithKline plc as “GSK” and Orikum Acquisition Inc. as “Acquisition Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated April 12, 2022, between GSK, Acquisition Sub and Sierra Oncology, as it may be amended from time to time, as the “merger agreement.”

This summary highlights selected information from this proxy statement related to the proposed merger of Acquisition Sub (an indirect wholly owned subsidiary of GSK) with and into Sierra Oncology. We refer to that transaction as the “merger.”

This proxy statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.” A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.

Introduction

On April 12, 2022, Sierra Oncology agreed to be acquired by GSK. If the merger is completed, each outstanding share of Sierra Oncology’s common stock (which we refer to as our “common stock”) (subject to certain exceptions) will be converted into the right to receive $55.00 per share in cash.

Parties Involved in the Merger

Sierra Oncology, Inc.

Sierra Oncology is a late-stage biopharmaceutical company, on a mission to deliver targeted therapies that treat rare forms of cancer. Sierra’s main focus is the development and potential commercialization of momelotinib, an investigational agent for the treatment of myelofibrosis. In January 2022, Sierra Oncology announced positive topline results from its global Phase 3 clinical trial for patients with myelofibrosis who are symptomatic and anemic and previously treated with an approved JAK inhibitor called MOMENTUM. In addition to momelotinib, Sierra’s pipeline consists of two assets in Phase I, SRA515 and SRA737. SRA515 is a selective bromodomain-containing protein 4 (BRD4) bromodomain and extra-terminal domain (BET) inhibitor with a novel bivalent binding mode that inhibits both protein bromodomains, and SRA737 is a novel checkpoint kinase 1 (CHK1) inhibitor.

Our common stock is listed on Nasdaq under the symbol “SRRA.” Sierra Oncology’s corporate offices are located at 1820 Gateway Drive, Suite 110, San Mateo, California 94404, and its telephone number is (650) 376-8679.

GlaxoSmithKline plc

GSK is a global pharmaceuticals, vaccines and consumer healthcare business that develops and delivers medicines, vaccines, and consumer healthcare products that impact human health at scale. GSK’s operations span the value chain from identifying, researching, developing and testing ground-breaking discoveries, to regulatory approval, manufacturing and commercialization.

GSK’s common stock is listed on the New York Stock Exchange under the symbol “GSK.” GSK’s corporate offices are located at 980 Great West Road, Brentford, Middlesex TW8 9GS England, and its phone number is +44 20 8047 5000.

Orikum Acquisition Inc.

Acquisition Sub is an indirect wholly owned subsidiary of GSK and was formed on April 7, 2022, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Acquisition Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement. Upon completion of the merger, Acquisition Sub will cease to exist and Sierra Oncology will continue as the surviving corporation in the merger.

Acquisition Sub’s address is FMC Tower at Cira Center South, 2929 Walnut Street, Suite 1700, Philadelphia, PA 19104.

Effect of the Merger

Upon the terms and subject to the conditions of the merger agreement, and in accordance with the Delaware General Corporation Law (which we refer to as the “DGCL”), at the effective time of the merger: (1) Acquisition Sub will merge with and into Sierra Oncology; (2) the separate existence of Acquisition Sub will cease; and (3) Sierra Oncology will continue as the surviving corporation in the merger and as an indirect wholly owned subsidiary of GSK. Throughout this proxy statement, we use the term “surviving corporation” to refer to Sierra Oncology as the surviving corporation following the merger.

As a result of the merger, Sierra Oncology will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock of the surviving corporation as a result of the merger.

The time at which the merger becomes effective (which we refer to as the “effective time of the merger”) will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as Sierra Oncology, GSK and Acquisition Sub may agree and specify in the certificate of merger).

Per Share Price

Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, each outstanding share of our common stock (other than shares of our common stock that are (1) held by Sierra Oncology as treasury stock, (2) owned by GSK or Acquisition Sub, (3) owned by any direct or indirect wholly owned subsidiary of GSK or Acquisition Sub as of immediately prior to the effective time of the merger or (4) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL (which shares of our common stock we refer to collectively as the “excluded shares”)) will be cancelled and automatically converted into the right to receive $55.00 in cash, without interest and less any applicable withholding taxes. We refer to this amount as the “per share price.”

At or prior to the closing of the merger, GSK will cause a sufficient amount of cash to be deposited with a designated payment agent to pay the aggregate amount of the merger consideration. Once our stockholders have provided the payment agent with the documentation required by the payment agent, the payment agent will pay the stockholder the per share price in exchange for each share of our common stock held by that stockholder. For more information, see the section of this proxy statement captioned “The Merger Agreement—Payment Agent, Exchange Fund and Exchange and Payment Procedures.”

After the merger is completed, you will have the right to receive the per share price for each share of our common stock that you own, but you will no longer have any rights as a stockholder (except that our stockholders who properly and validly exercise and perfect, and do not validly withdraw or otherwise lose, their appraisal rights will have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “The Merger—Appraisal Rights”).

The Special Meeting

Date, Time and Place

A special meeting of our stockholders will be held on                     , 2022, at                     , Pacific time. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/SRRA2022SM. We refer to the special meeting, and any adjournment, postponement or other delay of the special meeting, as the “special meeting.” You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We elected to use a virtual meeting given the current health and travel implications of COVID-19 and our desire to promote the health and welfare of our stockholders, as well as our positive experiences with virtual meetings. Additionally, the virtual nature of the special meeting is generally designed to enable participation of and access by more of our stockholders while decreasing the cost of conducting the special meeting.

Purpose

At the special meeting, we will ask stockholders to consider and vote on proposals to: (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Record Date; Shares Entitled to Vote

You are entitled to vote at the special meeting if you owned shares of our common stock as of the close of business on                      , 2022 (which we refer to as the “record date”). For each share of our common stock that you owned as of the close of business on the record date, you will have one vote on each matter submitted for a vote at the special meeting.

Quorum

As of the record date, there were              shares of our common stock outstanding and entitled to vote at the special meeting. The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the purposes of holding the special meeting.

Required Vote

The proposals to be voted on at the special meeting require the following votes:

•	Proposal 1: Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date.

•

Proposal 2: Approval of the proposal to approve the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast for or against the proposal. This vote will be on a non-binding, advisory basis.

•

Proposal 3: Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the votes cast for or against the proposal.

Voting and Proxies

Any stockholder of record entitled to vote at the special meeting may vote in any of the following ways:

•	by proxy, by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience);

•	by proxy, by granting a proxy electronically over the internet or by telephone (using the instructions found on the proxy card); or

•	by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting; (2) submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy and by the appropriate deadline; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the special meeting and voting at the special meeting.

If you are a beneficial owner and hold your shares of our common stock in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of our common stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters, but not on non-routine matters. The proposals to be considered at the special meeting are all non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.

If you hold your shares of our common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Recommendation of the Sierra Oncology Board and Reasons for the Merger

The Sierra Oncology Board, after considering various factors described in the section of this proxy statement captioned “The Merger—Recommendation of the Sierra Oncology Board and Reasons for the Merger,” unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Sierra Oncology and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

The Sierra Oncology Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Opinion of Lazard Frères & Co. LLC

Lazard Frères & Co. LLC, which we refer to as “Lazard Frères”, and Lazard & Co., Limited, which we refer to collectively with Lazard Frères as “Lazard,” was retained by Sierra Oncology to act as its financial advisor and, in the case of Lazard Frères, to render to the Sierra Oncology Board a fairness opinion in connection with the merger. In connection with the merger, on April 11, 2022, Lazard Frères delivered to the Sierra Oncology Board an oral opinion, which was confirmed by delivery of a written opinion, dated April 12, 2022, to the effect that, as of April 12, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Lazard Frères as set forth in its written opinion, the merger consideration to be paid to holders of shares of Sierra Oncology common stock (other than shares (i) held by holders who are entitled to and have properly and validly exercised and perfected a demand for appraisal of their shares (and who have not effectively withdrawn or lost their rights to appraisal), or (ii) held by Sierra Oncology as treasury stock, held by GSK, or Acquisition Sub or any other direct or indirect wholly owned subsidiary of GSK or Acquisition Sub (the holders described in clauses (i) and (ii), collectively, the “excluded holders”)) in the merger was fair, from a financial point of view, to such holders.

The full text of Lazard Frères’ written opinion, dated April 12, 2022, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Lazard Frères in connection with its opinion, is attached to this proxy statement as Annex C and is incorporated by reference herein in its entirety. The foregoing summary of Lazard Frères’ opinion is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Lazard Frères’ opinion, this section and the summary of Lazard Frères’ opinion, as described in more detail in the section of this proxy statement captioned “The Merger—Opinion of Lazard Frères & Co. LLC”, in their entirety. Lazard’s engagement and Lazard Frères’ opinion were for the benefit of the Sierra Oncology Board (in its capacity as such), and Lazard Frères’ opinion was rendered to the Sierra Oncology Board in connection with its evaluation of the merger and addressed only the fairness as of the date of the opinion, from a financial point of view, to holders of shares of Sierra Oncology common stock (other than the excluded holders) of the merger consideration to be paid to such holders in the merger. Lazard Frères’ opinion was not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or any matter relating thereto.

Treatment of Equity Awards in the Merger

At the effective time of the merger, all Sierra Oncology stock options (which we refer to as “Sierra options”) outstanding and unexercised as of immediately prior to the effective time of the merger will accelerate vesting in full and will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the product of (1) the excess, if any, of the per share price less the exercise price per share of such option, and (2) the number of shares of our common stock then issuable upon exercise in full of such Sierra option. The number of shares of our common stock issuable for Sierra options subject to performance-based vesting with performance periods outstanding at the effective time will be deemed to be the number of shares issuable upon satisfaction of maximum achievement of performance criteria. The cash amount (less any required withholding and other taxes) will be paid to the applicable Sierra option holder following the effective time of the merger, in accordance with the terms of the merger agreement. Sierra options with an exercise price per share equal to or greater than the per share price will be cancelled without any cash payment therefore.

Treatment of Warrants in the Merger

At the effective time of the merger and upon the terms and conditions set forth in the merger agreement, each warrant to purchase common stock of Sierra Oncology issued on January 31, 2020, and as amended on September 8, 2021 (the “Series A warrants”) that is outstanding as of immediately prior to the effective time of the merger will be cancelled and extinguished and represent only the right of the holder thereof to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the Black Scholes Value (as defined in such Series A warrant), which is calculated under the terms of the Series A warrants to be $45.98 per share of our common stock subject to the Series A warrants (which we refer to as the “Series A warrant consideration”).

At the effective time of the merger and upon the terms, each pre-funded warrant to purchase common stock of Sierra Oncology originally issued January 31, 2022 (the “pre-funded warrants” and together with the Series A warrants, the “Sierra warrants”) that is outstanding as of immediately prior to the effective time of the merger will be deemed exercised in full as a “cashless exercise” (as described in the pre-funded warrants) effective upon the effective time of the merger, in accordance with the terms of the pre-funded warrants, and the holder thereof shall be entitled to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the product obtained by multiplying (1) the amount of the per share price by (2) the number of shares of common stock deemed to be issuable upon exercise in full of the pre-funded warrant as a “cashless exercise” calculated in accordance with and subject to the terms and conditions of the pre-funded warrants.

At the effective time of the merger, any outstanding warrants to purchase common stock of Sierra Oncology with a per share exercise price greater than the per share price will be cancelled and extinguished without any cash payment in respect thereof.

Employee Benefits

Under the terms of the merger agreement, during the one-year period following the effective time of the merger, base compensation and target incentive compensation opportunities will not be decreased below the level applicable as of immediately prior to the effective time for any Sierra Oncology employee that continues to be an employee of GSK or one of its subsidiaries (including the surviving corporation) immediately following the effective time of the merger (which we refer to as a “continuing employee”). In addition, during the one-year period following the effective time of the merger (or until an earlier termination of employment for a particular continuing employee), the surviving corporation and its subsidiaries generally will:

•

maintain for the benefit of continuing employees the Sierra Oncology plans or arrangements providing for compensation or employee benefits, which we refer to as “Sierra plans” (other than the opportunity to participate in equity-based incentive compensation and post-employment welfare benefits (which we refer to as “excluded benefits”)) that are no less favorable in the aggregate to those in effect immediately prior to the effective time of the merger;

•

provide other compensation and employee benefit plans (other than the excluded benefits) to each continuing employee that are no less favorable in the aggregate to the compensation and benefits (other than the opportunity to participate in equity-based incentive compensation and individual employment agreements) provided to such continuing employee immediately prior to the effective time of the merger (which we refer to as “comparable plans”); or

•

provide some combination of Sierra plans and comparable plans such that each continuing employee receives compensation and benefits (other than excluded benefits) that are no less favorable in the aggregate to the compensation and benefits (other than excluded benefits) provided to such continuing employee immediately prior to the effective time.

GSK will use commercially reasonable efforts to cause continuing employees generally to be granted service credit for service with us and our subsidiaries prior to the effective time of the merger, and with GSK, the surviving corporation and any of their subsidiaries on or after the effective time of the merger, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for vacation accrual and severance pay entitlement but not for purposes of equity-based benefits or post-employment welfare benefits).

For more information, see the section of this proxy statement captioned “The Merger Agreement—Employee Benefits.”

Interests of Sierra Oncology’s Directors and Executive Officers in the Merger

When considering the recommendation of the Sierra Oncology Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. In (1) evaluating and negotiating the merger agreement, (2) approving the merger agreement and the merger and (3) recommending that the merger agreement be adopted by our stockholders, the Sierra Oncology Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

•

For our executive officers and non-employee directors, the accelerated vesting of Sierra options, as described in more detail in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards.”

•

For certain of our directors and their affiliates who hold Series A warrants, the right to receive the Series A warrant consideration, as described in more detail in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Treatment of Sierra Warrants.”

•

Eligibility of certain of our executive officers to receive enhanced severance payments and benefits under their severance agreements if, within 12 months after our change in control, Sierra Oncology terminates their employment with Sierra Oncology for a reason other than “cause,” death or “disability” or they resign for “good reason,” as described in more detail in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Executive Severance Agreements”.

•

The continued indemnification and insurance coverage for our directors and executive officers from the surviving corporation and GSK under the terms of the merger agreement, as described in more detail in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Insurance and Indemnification of Directors and Executive Officers.”

Appraisal Rights

If the merger is consummated, our stockholders who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold such shares through the effective time of the merger; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. This means that these stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to stockholders seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

Only a stockholder of record may submit a demand for appraisal. To exercise appraisal rights, the stockholder of record must (1) submit a written demand for appraisal to Sierra Oncology before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold the subject shares of our common stock of record through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Sierra Oncology unless certain conditions are satisfied by the stockholders seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which is attached as Annex B to this proxy statement. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Material U.S. Federal Income Tax Consequences of the Merger

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of our common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered in the merger.

A Non-U.S. Holder (as defined in the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.

Both U.S. Holders and Non-U.S. Holders may also be potentially subject to backup withholding tax if they do not provide certain tax certifications, as described in more detail in the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger—Information Reporting and Backup Withholding.”

For more information, see the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.” Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances, as well as any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Merger

Under the merger agreement, the merger cannot be completed until the waiting period (and any extensions thereof), if any, applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to as the “HSR Act”) has expired or otherwise been terminated, or all requisite consents pursuant thereto have been obtained.

The initial waiting period under the HSR Act is set to expire at 11:59 p.m., Eastern time, on May 30, 2022.

The Support Agreements

In connection with entering to the merger agreement, on April 12, 2022, following the Sierra Oncology Board’s approval thereof, each of our directors and executive officers, together with certain funds affiliated with OrbiMed Advisors, LLC, Abingworth Management Limited, and Vivo Capital LLC that are affiliated with certain of our directors, in each case solely in their capacities as holders of Sierra Oncology common stock and other securities, have entered into support agreements (the “support agreements”) with GSK and Sierra Oncology. These support agreements obligate the applicable stockholders to vote their respective shares of Sierra Oncology’s common stock in favor of the adoption of the merger agreement and against the approval of any acquisition proposal. The support agreements terminate in certain circumstances, including if the merger agreement is terminated.

As of April 8, 2022, the support agreements cover approximately 28 percent of our common stock. For more information, please see the section of this proxy statement captioned “The Merger—The Support Agreements.”

No Solicitation of Other Acquisition Proposals

From the date of the merger agreement until either the termination of the merger agreement in accordance with its terms or the effective time of the merger, Sierra Oncology has agreed to cease and cause to be terminated any activities, discussions or negotiations conducted with any person and its representatives relating to an acquisition proposal.

Under the terms of the merger agreement, Sierra Oncology has agreed that it will not, and its subsidiaries, affiliates and any director, executive officer, outside legal counsel or affiliate of Sierra Oncology will not, and it will not authorize or direct any of its representatives to:

•

solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any acquisition proposal or any proposals that would reasonably be expected to lead to, an acquisition proposal;

•

furnish to any person (other than GSK, Acquisition Sub or any of their respective representatives) any non-public information relating to Sierra Oncology or any of its subsidiaries or afford to any person (other than GSK, Acquisition Sub or any of their respective representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Sierra Oncology or any of its subsidiaries, in any such case in connection with any acquisition proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

•

participate, or engage in discussions or negotiations, with any third person with respect to an acquisition proposal or with respect to any inquiries from third persons relating to the making of an acquisition proposal; or

•

enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than an acceptable confidentiality agreement (we refer to any of these as an “alternative acquisition agreement”).

However, prior to the adoption of the merger agreement by our stockholders, Sierra Oncology and the Sierra Oncology Board may, directly or indirectly through one or more of their representatives (including its financial advisor), subject to the execution of a confidentiality agreement, (1) participate or engage in discussions or negotiations with; or (2) (a) furnish any non-public information relating to Sierra Oncology or any of its subsidiaries to; or (b) afford access to the business, properties, assets, books, records or other non-public information or to any personnel of Sierra Oncology or any of its subsidiaries to any person or its representatives that has made, renewed or delivered to Sierra Oncology a written acquisition proposal after date of the merger agreement that was not solicited in breach of the applicable restrictions. Sierra Oncology may do this only if the Sierra Oncology Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (1) such acquisition proposal either constitutes a superior proposal or is reasonably likely to lead to a superior proposal; and (2) the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law. For more information, see the section of this proxy statement captioned “The Merger Agreement—No Solicitation of Other Acquisition Proposals.”

In addition, prior to the adoption of the merger agreement by our stockholders, Sierra Oncology may terminate the merger agreement in order to enter into an alternative acquisition agreement for a superior proposal if the Sierra Oncology Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties. Sierra Oncology is not entitled to terminate the merger agreement to enter into an agreement for a superior proposal (as described below) unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with GSK during a specified period. If Sierra Oncology terminates the merger agreement in order to accept a superior proposal from a third party it must pay a termination fee to GSK. For more information, see the section of this proxy statement captioned “The Merger Agreement—The Sierra Oncology Board’s Recommendation; Board Recommendation Change.”

Change in the Sierra Oncology Board’s Recommendation

The Sierra Oncology Board may not withdraw its recommendation that our stockholders adopt the merger agreement or take certain similar actions other than, under certain circumstances, if it determines in good faith, after consultation with its financial advisor and outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the Sierra Oncology Board’s fiduciary duties pursuant to applicable law and the Sierra Oncology Board complies with the terms of the merger agreement.

Moreover, the Sierra Oncology Board cannot withdraw its recommendation that our stockholders adopt the merger agreement or take certain similar actions unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with GSK during a specified period. If Sierra Oncology or GSK terminates the merger agreement under certain circumstances, including because the Sierra Oncology Board withdraws its recommendation that our stockholders adopt the merger agreement, then Sierra Oncology must pay to GSK a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement—The Sierra Oncology Board’s Recommendation; Board Recommendation Change.”

Conditions to the Closing of the Merger

The obligations of GSK, Acquisition Sub and Sierra Oncology, as applicable, to consummate the merger are subject to the satisfaction or waiver of certain conditions, including the following:

•	the adoption of the merger agreement by the requisite affirmative vote of our stockholders;

•	the expiration or termination of the waiting period (and any extensions thereof), if any, applicable to the merger pursuant to the HSR Act; and

•

the absence of any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction, or legal or regulatory restraint or prohibition by any governmental authority of competent jurisdictions, or any law enacted, entered, enforced or applied to the merger, that, in each case, prevents or materially impairs the consummation of the merger.

In addition, the obligations of GSK and Acquisition Sub to consummate the merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived exclusively by GSK:

•

the accuracy of the representations and warranties of Sierra Oncology in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

•

Sierra Oncology having performed and complied in all material respects with all covenants and obligations under the merger agreement required to be performed and complied with by it at or prior to the closing;

•

the absence of any Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement—Representations and Warranties”) having occurred after the date of the merger agreement; and

•	receipt by GSK and Acquisition Sub of a customary closing certificate of Sierra Oncology.

In addition, the obligations of Sierra Oncology to consummate the merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived exclusively by Sierra Oncology:

•

the accuracy of the representations and warranties of GSK and Acquisition Sub in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

•

GSK and Acquisition Sub having performed and complied in all material respects with all covenants and obligations under the merger agreement required to be performed and complied by GSK and Acquisition Sub prior to the effective time of the merger; and

•	the receipt by Sierra Oncology of a customary closing certificate of GSK and Acquisition Sub.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by our stockholders (except as otherwise provided in the merger agreement), in the following ways:

•	by mutual written agreement of Sierra Oncology and GSK;

•	by either Sierra Oncology or GSK if:

•

any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that prevents or materially impairs the consummation of the merger and has become final and non-appealable or any law is enacted, entered, enforced or applied to the merger that prevents or materially impairs the consummation of the merger, except that the right to terminate the merger agreement will not be available to any party whose act or failure to act has been the primary cause or, or primarily resulted in, such injunction, judgement, order, restraint, prohibition or action be issued or in effect and becoming final and non-appealable or such law being issued, in effect, taken, enacted, entered, enforced or applied;

•

the merger has not been consummated by 11:59 p.m., New York City time, on October 10, 2022 (which we refer to as the “termination date”), except that a party may not terminate the merger agreement pursuant to this provision if such party’s action or failure to act constitutes a breach of the merger agreement and has been the primary cause of, or primarily resulted in the failure to satisfy the conditions to the closing of the merger or the failure to consummate the merger by the termination date; or

•

our stockholders do not adopt the merger agreement at the special meeting, except that a party may not terminate the merger agreement pursuant to this provision if such party’s action or failure to act constitutes a breach of the merger agreement has been the primary cause of, or primarily resulted in, the failure to obtain the approval of our stockholders at the special meeting;

•	by GSK:

•

if subject to a 30-day cure period, Sierra Oncology has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied;

•

prior to the adoption of the merger agreement by our stockholders if: (1) the Sierra Oncology Board has withdrawn its recommendation that our stockholders adopt the merger agreement; (2) Sierra Oncology has entered into an alternative acquisition agreement; or (3) a willful and material breach of Sierra Oncology’s non-solicitation restrictions in the merger agreement has occurred;

•	by Sierra Oncology:

•

if subject to a 30-day cure period, GSK or Acquisition Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied; or

•

prior to the adoption of the merger agreement by our stockholders if: (1) Sierra Oncology has received a superior proposal (as defined in the section of this proxy statement captioned “The Merger Agreement—No Solicitation of Other Acquisition Proposals”); (2) the Sierra Oncology Board has authorized Sierra Oncology to enter into an alternative acquisition agreement to consummate the acquisition transaction contemplated by that superior proposal; (3) Sierra Oncology has complied in all material respects with its covenants under the merger agreement with respect to such superior proposal; and (4)  concurrently with such termination, Sierra Oncology pays the applicable termination fee.

Termination Fees and Remedies

The merger agreement contains certain termination rights for Sierra Oncology and GSK. Upon valid termination of the merger agreement under specified circumstances, Sierra Oncology will be required to pay GSK (or its designee) a termination fee of $70,000,000. Specifically, this termination fee will be payable by Sierra Oncology to GSK if the merger agreement is terminated:

•	by GSK, if the Sierra Oncology Board changes its recommendation with respect to the merger;

•	by GSK, if a willful and material breach of Sierra Oncology’s non-solicitation restrictions in the merger agreement has occurred; or

•	by Sierra Oncology, if Sierra Oncology enters into an alternative acquisition agreement.

The termination fee will also be payable in certain circumstances if:

•

the merger agreement is terminated (1) because the merger is not completed by the termination date and, at such time, the closing conditions related to the expiration or termination of the waiting period applicable to the merger pursuant to the HSR Act and the absence of any order, injunction, legal restraint or law that prevents or materially impairs the consummation of the merger are satisfied; (2) because of Sierra Oncology’s failure to obtain the required approval of our stockholders; or (3) subject to a 30-day cure period, because Sierra Oncology breaches or fails to perform in any material respect any of its covenants in a manner that would cause the related closing conditions to not be satisfied; and

•

prior to such termination (but after the date of the merger agreement) an acquisition proposal to acquire at least 50 percent of Sierra Oncology’s stock or assets is publicly announced or publicly disclosed by a third party (or, in the case of a termination because Sierra Oncology has breached its covenants, disclosed to the Sierra Oncology Board) and not withdrawn and within one year of such termination Sierra Oncology enters into a definitive agreement providing for, an acquisition transaction involving the acquisition of at least 50 percent of its stock or assets that is subsequently consummated.

The merger agreement also provides that Sierra Oncology, on one hand, or GSK and Acquisition Sub, on the other hand, may specifically enforce the obligations under the merger agreement.

Sierra Oncology is not required to pay GSK the termination fee on more than one occasion.

Delisting and Deregistration of Our Common Stock

If the merger is completed, our common stock will no longer be traded on the Nasdaq and will be deregistered under the Securities Exchange Act of 1934 (which we refer to as the “Exchange Act”). We will no longer be required to file periodic reports, current reports and proxy and information statements with the Securities and Exchange Commission (which we refer to as the “SEC”) on account of our common stock.

Effect on Sierra Oncology if the Merger is Not Completed

If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead: (1) Sierra Oncology will remain an independent public company; (2) our common stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”

Q:	Why am I receiving these materials?

A:

On April 13, 2022, we announced that Sierra Oncology entered into the merger agreement. Under the merger agreement, GSK will acquire Sierra Oncology for $55.00 in cash per share of our common stock. In order to complete the merger, our stockholders holding a majority of all of our issued and outstanding common stock must vote to adopt the merger agreement at the special meeting. This approval is a condition to the consummation of the merger. See the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger.” The Sierra Oncology Board is furnishing this proxy statement and form of proxy card to the holders of shares of our common stock in connection with the solicitation of proxies of our stockholders to be voted at the special meeting.

This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement, the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of our common stock without attending the special meeting and to ensure that your shares of our common stock are represented and voted at the special meeting.

Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.

Q:	What is the proposed merger and what effects will it have on Sierra Oncology?

A:

The proposed merger is the acquisition of Sierra Oncology by GSK. If the proposal to adopt the merger agreement is approved by our stockholders and the other closing conditions under the merger agreement are satisfied or waived, Acquisition Sub will merge with and into Sierra Oncology, with Sierra Oncology continuing as the surviving corporation in the merger. As a result of the merger, Sierra Oncology will become an indirect wholly owned subsidiary of GSK, and our common stock will no longer be publicly traded and will be delisted from the Nasdaq. In addition, our common stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Q:	What will I receive if the merger is completed?

A:

Upon completion of the merger, you will be entitled to receive $55.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own, unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of our common stock, you will receive $5,500.00 in cash in exchange for your shares of our common stock, without interest and less any applicable withholding taxes.

Q:	How does the per share price compare to the market price of Sierra Oncology’s common stock?

A:

This amount constitutes (1) a premium of approximately 39 percent to the closing price of our common stock on April 12, 2022, which was the last full trading day before public announcement of the transaction; and (2) a premium of approximately 63 percent to the VWAP of our common stock over the 30 trading days ending April 12, 2022.

Q:	What will happen to Sierra Oncology warrants?

A:

At the effective time of the merger and upon the terms and conditions set forth in the merger agreement, each Series A warrant that is outstanding as of immediately prior to the effective time of the merger will be cancelled and extinguished and represent only the right of the holder thereof to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the Black Scholes Value (as defined in such Series A warrant), which is calculated under the terms of the Series A warrants to be $45.98 per share of our common stock subject to the Series A warrants.

At the effective time of the merger and upon the terms, each pre-funded warrant that is outstanding as of immediately prior to the effective time of the merger will be deemed exercised in full as a “cashless exercise” (as described in the pre-funded warrants) effective upon the effective time of the merger, in accordance with the terms of the pre-funded warrants, and the holder thereof shall be entitled to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the product obtained by multiplying (1) the amount of the per share price by (2) the number of shares of common stock deemed to be issuable upon exercise in full of the pre-funded warrant as a “cashless exercise” calculated in accordance with and subject to the terms and conditions of the pre-funded warrants.

At the effective time of the merger, any outstanding warrants to purchase common stock of Sierra Oncology with a per share exercise price greater than the per share price will be cancelled and extinguished without any cash payment in respect thereof.

Q:	What will happen to Sierra Oncology equity-based awards and Sierra options?

A:

Under the terms of the merger agreement, at the effective time of the merger all Sierra options that are outstanding and unexercised as of immediately prior to the effective time of the merger will accelerate vesting in full and will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the product of (1) the excess, if any, of the per share price less the exercise price per share of such option, and (2) the number of shares of our common stock issuable upon exercise in full of such Sierra option. The number of shares of our common stock issuable for Sierra options subject to performance-based vesting that have performance periods outstanding at the effective time will be deemed to be the number of shares issuable upon satisfaction of maximum achievement of performance criteria. The cash payment amount (less any required withholding and other taxes) will be paid to the applicable Sierra option holder following the effective time of the merger, in accordance with the terms of the merger agreement. Sierra options with an exercise price per share equal to or greater than the per share price will be cancelled without any cash payment in respect thereof.

Q:	What am I being asked to vote on at the special meeting?

A:	You are being asked to vote on the following proposals:

•	to adopt the merger agreement pursuant to which Acquisition Sub will merge with and into Sierra Oncology and Sierra Oncology will become an indirect wholly owned subsidiary of GSK;

•	to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and

•

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:	When and where is the special meeting?

A:

The special meeting will take place on                     , 2022, at                    , Pacific time. You may attend the special meeting via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/SRRA2022SM. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).

Q:	Who is entitled to vote at the special meeting?

A:

All of our stockholders as of the close of business on                     , which is the record date for the special meeting, are entitled to vote their shares of our common stock at the special meeting. As of the close of business on the record date, there were              shares of our common stock outstanding and entitled to vote at the special meeting. Each share of our common stock outstanding as of the record date is entitled to one vote per share on each matter properly brought before the special meeting.

Q:	What vote is required to approve the proposal to adopt the merger agreement?

A:	The affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date is required to adopt the merger agreement.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote at the special meeting will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

Q:

What vote is required to approve (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger; and (2) the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting?

A:

Approval of the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast for or against on the proposal.

Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the votes cast for or against the proposal.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote at the special meeting will not have any effect on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger, or the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent that such failure affects obtaining a quorum at the meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on these proposals, except to the extent that such failure affects obtaining a quorum at the meeting. In all cases, abstentions will have no effect on these proposals.

Q:	What do I need to do now?

A:

We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement carefully and consider how the merger affects you. Then, even if you expect to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience), or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. Please do not send your stock certificates with your proxy card.

Q:	How does the Sierra Oncology Board recommend that I vote?

A:

The Sierra Oncology Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:	What happens if the merger is not completed?

A:

If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock at this time. Instead: (1) Sierra Oncology will remain an independent public company; (2) our common stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

In specified circumstances in which the merger agreement is terminated, Sierra Oncology will be required to pay GSK (or its designee) a termination fee.

For more information, see the section of this proxy statement captioned “The Merger Agreement—Termination Fees and Remedies.”

Q:	What is the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger?

A:

The compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger is certain compensation that is tied to or based on the merger and payable to certain of Sierra Oncology’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation that will or may become payable by GSK or its affiliates (including, following the consummation of the merger, the surviving corporation) to our named executive officers in connection with or following the merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned “Proposal 2: Approval, on a Non-Binding, Advisory Basis, of Certain Merger-Related Executive Compensation.”

Q:	Why am I being asked to cast a vote to approve the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger?

A:

Sierra Oncology is required to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger. Approval of the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger is not required to consummate the merger.

Q:	What will happen if Sierra Oncology’s stockholders do not approve the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the merger?

A:

Approval of the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger is not a condition to consummation of the merger. This is an advisory vote and will not be binding on Sierra Oncology or GSK. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.

Accordingly, if the merger agreement is adopted by our stockholders and the merger is consummated, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger will or may be paid to Sierra Oncology’s named executive officers even if our stockholders do not approve such compensation.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Sierra Oncology. As a stockholder of record, you may attend the special meeting and vote your shares at the special meeting using the control number on the enclosed proxy card.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of our common stock held in “street name.” If you are a beneficial owner of shares of our common stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:

No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the special meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instruction, your shares will not be counted for the purpose of obtaining a quorum or voted on the proposals, which will have the same effect as if you voted “AGAINST” adoption of the merger agreement, but will have no effect on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger or the adjournment proposal, except to the extent affecting the obtaining of a quorum at the meeting.

Q:	How may I vote?

A:

If you are a stockholder of record (that is, if your shares of our common stock are registered in your name with American Stock Transfer & Trust Company, LLC, our transfer agent), there are four ways to vote:

•	by signing, dating and returning the enclosed proxy card (a prepaid reply envelope is provided for your convenience);

•	by visiting the internet address on your proxy card;

•	by calling the toll-free (within the U.S. or Canada) phone number on your proxy card; or

•	by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of our common stock and to confirm that your voting instructions have been properly recorded when voting electronically over the internet or by telephone. Although there is no charge for voting your shares, if you vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.

Even if you plan to attend the special meeting, you are strongly encouraged to vote your shares of our common stock by proxy. If you are a stockholder of record or if you obtain a “legal proxy” to vote shares that you beneficially own, you may still vote your shares of our common stock at the special meeting even if you have previously voted by proxy. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:	May I attend the special meeting and vote at the special meeting?

A:

Yes. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/SRRA2022SM. You will be able to listen to the special meeting live and vote online. The special meeting will begin at                    , Pacific time, on                     , 2022. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). As the special meeting is virtual, there will be no physical meeting location.

Even if you plan to attend the special meeting, to ensure that your shares will be represented at the special meeting, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy previously submitted.

If, as of the record date, you are a beneficial owner of shares held in “street name,” you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or voted at the meeting, which will have the same effect as voting against the adoption of the merger agreement.

Q:	Why did Sierra Oncology choose to hold a virtual special meeting?

A:

The Sierra Oncology Board decided to hold the special meeting virtually given the current health and travel implications of COVID-19 and our desire to promote the health and welfare of our stockholders, as well as our positive experiences with virtual meetings. Additionally, the virtual nature of the special meeting is generally designed to enable participation of and access by more of our stockholders while decreasing the cost of conducting the special meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our common stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. Stephen Dilly, Christina Thomson, and Kevin Norrett, each with full powers of substitution and resubstitution, are the proxy holders for the special meeting.

Q:	May I change my vote after I have mailed my signed and dated proxy card?

A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•	signing another proxy card with a later date and returning it to us prior to the special meeting;

•	submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy and by the applicable deadline;

•	delivering a written notice of revocation to our Corporate Secretary prior to the special meeting; or

•	attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you hold your shares of our common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	Regardless of the method you choose to grant your proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the Sierra Oncology Board with respect to each proposal. This means that they will be voted: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:	Should I send in my stock certificates now?

A:

No. After the merger is completed, any holders of physical stock certificates will receive a letter of transmittal containing instructions for how to send your stock certificates to the payment agent in order to receive the appropriate cash payment for the shares of our common stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card. If you hold your shares of our common stock in book-entry form, you will not receive a letter of transmittal. Instead the payment agent will pay you the appropriate portion of the merger consideration upon receipt of a customary “agent’s message” and any other items specified by the payment agent.

Q:	What happens if I sell or transfer my shares of common stock after the record date but before the special meeting?

A:

The record date for the special meeting is earlier than the date of the special meeting and the expected effective date of the merger. If you sell or transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Sierra Oncology in writing of such special arrangements, you will transfer the right to receive the per share price with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the special meeting. Even if you sell or transfer your shares of our common stock after the record date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:	What should I do if I receive more than one set of voting materials?

A:

Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.

Q:	Where can I find the voting results of the special meeting?

A:

If available, Sierra Oncology may announce preliminary voting results at the conclusion of the special meeting. Sierra Oncology intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Sierra Oncology files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find More Information.”

Q:	Will I be subject to U.S. federal income tax upon the exchange of common stock for cash pursuant to the merger?

A:

If you are a U.S. Holder, the exchange of our common stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require a U.S. Holder to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder in the merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered in the merger.

A Non-U.S. Holder (as defined in the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.

Both U.S. Holders and Non-U.S. Holders may also potentially be subject to backup withholding tax if they do not provide certain tax certifications, as described in more detail in the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger—Information Reporting and Backup Withholding.”

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances, as well as any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction. This discussion is provided for general information purposes only and does not constitute legal advice to any holder. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	When do you expect the merger to be completed?

A:

We currently expect to complete the merger in the third quarter of 2022 or before. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:	What governmental and regulatory approvals are required?

A:	Under the terms of the merger agreement, the merger cannot be completed until the waiting period applicable to the merger under the HSR Act has expired or been terminated.

The initial waiting period under the HSR Act is set to expire at 11:59 p.m., Eastern time, on May 30, 2022.

Q:	Am I entitled to appraisal rights under the DGCL?

A:

If the merger is consummated, our stockholders who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their shares of our common stock through the effective time of the merger; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements as described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal, will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, attached as Annex B to this proxy statement.

Q:	Do any of Sierra Oncology’s directors or officers have interests in the merger that may differ from those of Sierra Oncology stockholders generally?

A:

Yes. In considering the recommendation of the Sierra Oncology Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. In: (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) unanimously recommending that the merger agreement be adopted by our stockholders, the Sierra Oncology Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger.”

Q:	Who can help answer my questions?

A:

If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the US and Canada call toll-free: (877) 750-0510

Stockholders in other locations please call: +1 (412) 232-3651

Banks and brokers call collect: (212) 750-5833

FORWARD-LOOKING STATEMENTS

This proxy statement, the documents to which we refer you in this proxy statement and information included in oral statements or other written statements made or to be made by us or on our behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the merger. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “should,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other words of similar import. Our stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

•

the inability to complete the merger due to the failure of our stockholders to adopt the merger agreement or the failure to satisfy the other conditions to the completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval;

•	the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee;

•	the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;

•	risks that the merger affects our current operations or our ability to retain or recruit employees;

•	the fact that receipt of the all-cash per share price will be a taxable transaction for U.S. federal income tax purposes;

•

the fact that, if the merger is completed, our stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of Sierra Oncology’s current strategy as an independent company;

•

the possibility that Sierra Oncology could, at a later date, engage in unspecified transactions, including licensing, partnership, collaboration or other strategic transactions, including the acquisition of Sierra Oncology or some or all of Sierra Oncology’s assets by one or more as yet unknown purchasers;

•	the fact that under the terms of the merger agreement, Sierra Oncology is restrained from soliciting other acquisition proposals during the pendency of the merger;

•

the effect of the announcement or pendency of the merger on our business relationships, operating results and business generally, including risks related to the diversion of the attention of Sierra Oncology management or employees during the pendency of the merger;

•	the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;

•	the risk that the proposed merger will not be consummated in a timely manner, exceeding the expected costs of the merger;

•	the risk that our stock price may fluctuate during the pendency of the merger and may decline significantly if the merger is not completed; and

•	risks related to obtaining the requisite stockholder approval to the merger.

Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including: (1) the information contained under this caption; and (2) information in our most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors,” and information in our consolidated financial statements and notes thereto. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Our stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING

Date, Time and Place

We will hold the special meeting on              , 2022, at             , Pacific time. You may attend the special meeting via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/SRRA2022SM. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We elected to use a virtual meeting given the current public health implications of COVID-19 and our desire to promote the health and welfare of our stockholders, as well as our positive experiences with virtual meetings. Additionally, the virtual nature of the special meeting is generally designed to enable participation of and access by more of our stockholders while decreasing the cost of conducting the special meeting.

If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.

Purpose of the Special Meeting

At the special meeting, we will ask stockholders to vote on proposals to (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Attending the Special Meeting

The special meeting will begin at                  , Pacific time. Online check-in will begin a few minutes prior to the special meeting. We encourage you to access the meeting prior to the start time.

As the special meeting is virtual, there will be no physical meeting location. To attend the special meeting, log in at www.virtualshareholdermeeting.com/SRRA2022SM. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.

Once online access to the special meeting is open, shareholders may submit questions, if any, through the special meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

Record Date; Shares Entitled to Vote; Quorum

Only our stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A list of stockholders of record entitled to vote at the special meeting will be available at our corporate offices located at 1820 Gateway Drive, Suite 110, San Mateo, California 94404, during regular business hours for a period of no less than 10 days before the special meeting and at the place of the special meeting during the meeting.

As of the record date, there were              shares of our common stock outstanding and entitled to vote at the special meeting. Each share of our common stock outstanding as of the close of business on the record date is entitled to one vote per share on each matter submitted for a vote at the special meeting.

The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the purposes of holding the special meeting.

Vote Required; Abstentions and Broker Non-Votes

Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock outstanding as of the record date. Adoption of the merger agreement by our stockholders is a condition to the closing of the merger.

Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast for or against the proposal.

Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the votes cast for or against the proposal.

If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted: “AGAINST” the proposal to adopt the merger agreement and will have no effect on: (1) the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; or (2) the proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. We do not expect any “broker non-votes” at the special meeting, but if there are any, they will be counted for the purpose of determining whether a quorum is present. If there are broker non-votes, each broker non-vote will count as a vote “AGAINST” the proposal to adopt the merger agreement, but will have no effect on: (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; or (2) the proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent affecting the obtaining of a quorum at the meeting.

Shares Held by Sierra Oncology’s Directors and Executive Officers

As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate,              shares of our common stock, representing approximately             percent of the shares of our common stock outstanding as of the record date. Our directors and executive officers have informed us that they intend to vote all of their shares of our common stock: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. All of these individuals are contractually obligated to vote in favor of the adoption of the merger agreement. For more information, please see the section of this proxy statement captioned “The Merger—The Support Agreements.”

Voting of Proxies

If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you may vote your shares by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience), or you may vote at the special meeting using the control number located on the enclosed proxy card. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Based on your proxy cards or internet and telephone proxy, the proxy holders will vote your shares according to your direction.

If you attend the special meeting and wish to vote at the special meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also provide a “legal proxy” from their bank or broker in order to vote at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.

All shares represented by properly signed and dated proxies received will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee. You may also attend the special meeting and vote at the special meeting if you have a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. If available from your bank, broker or other nominee, you may vote over the internet or telephone through your bank, broker or other nominee by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank’s, broker’s or other nominee’s voting instruction form; (2) vote over the internet or by telephone through your bank, broker or other nominee; or (3) attend the special meeting and vote at the special meeting with a “legal proxy” from your bank, broker or other nominee, your shares will not be counted for the purpose of obtaining a quorum or voted on the proposals and it will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement. It will not, however, have any effect on the proposals (1) to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; or (2) to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent affecting the obtaining of a quorum at the meeting.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•	signing another proxy card with a later date and returning it to us prior to the special meeting;

•	submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy and by the applicable deadline;

•	delivering a written notice of revocation to our Corporate Secretary prior to the special meeting; or

•	attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the special meeting, in the absence of voting at the special meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of our common stock in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.

The Sierra Oncology Board’s Recommendation

The Sierra Oncology Board, after considering various factors described in the section of this proxy statement captioned “The Merger—Recommendation of the Sierra Oncology Board and Reasons for the Merger,” has unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Sierra Oncology and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

The Sierra Oncology Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Adjournment

In addition to the proposals to (1) adopt the merger agreement and (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger, our stockholders are also being asked to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes or proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger agreement. If a quorum is not present, the chairperson of the special meeting or the stockholders entitled to vote at the special meeting, present in person or represented by proxy, may adjourn the special meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson may also adjourn the meeting to another place, date or time, even if a quorum is present. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, our stockholders who have already submitted their proxies will be able to revoke them at any time before they are voted at the special meeting.

Solicitation of Proxies

The expense of soliciting proxies will be borne by Sierra Oncology. We have retained Innisfree M&A Incorporated, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of up to $25,000, plus reasonable out-of-pocket expenses. We will indemnify this firm against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of our common stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Merger

We currently expect to complete the merger in the third quarter of 2022 or before. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Appraisal Rights

If the merger is consummated, our stockholders who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their shares through the effective time of the merger; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to seek appraisal of their shares by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

Only a stockholder of record may submit a demand for appraisal. To exercise appraisal rights, the stockholder of record must (1) submit a written demand for appraisal to Sierra Oncology before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold the subject shares of our common stock of record through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Sierra Oncology unless certain conditions are satisfied by the stockholders seeking appraisal. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which is attached as Annex B to this proxy statement. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Other Matters

At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting, your shares of our common stock will be voted in accordance with the discretion of the appointed proxy holders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on         , 2022

This proxy statement is available on the “Investor Relations” section of our website located at https://investor.sierraoncology.com/investor-relations/default.aspx.

Householding of Special Meeting Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address and last name will receive only one copy of this proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card upon request. If you wish to receive a separate set of our disclosure documents at this time, please notify us by sending a written request to Investor Relations, Sierra Oncology, Inc., 1820 Gateway Drive, Suite 110, San Mateo, California 94404 or by telephone at (650) 321-3000.

If you are a stockholder who has multiple accounts in your name or you share an address with other stockholders and would like to receive a single set of our disclosure documents for your household, you may notify your broker, if your shares are held in a brokerage account, or you may contact our Corporate Secretary using the contact method above, if you hold registered shares.

Questions and Additional Information

If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact our proxy solicitor at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the US and Canada call toll-free: (877) 750-0510

Stockholders in other locations please call: +1 (412) 232-3651

Banks and brokers call collect: (212) 750-5833

THE MERGER

The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information provided in this proxy statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Parties Involved in the Merger

Sierra Oncology, Inc.

Sierra Oncology is a late-stage biopharmaceutical company, on a mission to deliver targeted therapies that treat rare forms of cancer. Sierra’s main focus is the development and potential commercialization of momelotinib, an investigational agent for the treatment of myelofibrosis. In January 2022, Sierra Oncology announced positive topline results from its global Phase 3 clinical trial for patients with myelofibrosis who are symptomatic and anemic and previously treated with an approved JAK inhibitor called MOMENTUM. In addition to momelotinib, Sierra’s pipeline consists of two assets in Phase I, SRA515 and SRA737. SRA515 is a selective bromodomain-containing protein 4 (BRD4) bromodomain and extra-terminal domain (BET) inhibitor with a novel bivalent binding mode that inhibits both protein bromodomains, and SRA737 is a novel checkpoint kinase 1 (CHK1) inhibitor.

Our common stock is listed on Nasdaq under the symbol “SRRA.” Sierra’s corporate offices are located at 1820 Gateway Drive, Suite 110, San Mateo, California 94404, and its telephone number is (650) 376-8679.

GlaxoSmithKline plc

GSK is a global consumer healthcare and pharmaceuticals business that develops and delivers medicines, vaccines, and consumer healthcare products that impact human health at scale. GSK’s operations span the value chain from identifying, researching, developing and testing ground-breaking discoveries, to regulatory approval, manufacturing and commercialization.

GSK’s common stock is listed on the New York Stock Exchange under the symbol “GSK.” GSK’s corporate offices are located at 980 Great West Road, Brentford, Middlesex TW8 9GS England, and its phone number is +44 20 8047 5000.

Orikum Acquisition Inc.

Acquisition Sub is an indirect wholly owned subsidiary of GSK and was formed on April 7, 2022, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Acquisition Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger. Upon completion of the merger, Acquisition Sub will cease to exist and Sierra Oncology will continue as the surviving corporation.

Acquisition Sub’s address is FMC Tower at Cira Center South, 2929 Walnut Street, Suite 1700, Philadelphia, PA 19104.

Effect of the Merger

Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, (1) Acquisition Sub will merge with and into Sierra Oncology; (2) the separate existence of Acquisition Sub will cease; and (3) Sierra Oncology will continue as the surviving corporation in the merger and as an indirect wholly owned subsidiary of GSK.

As a result of the merger, Sierra Oncology will cease to be a publicly traded company, our common stock will be delisted from the Nasdaq and deregistered under the Exchange Act and Sierra Oncology will no longer file periodic reports with the SEC. If the merger is completed, you will not own any shares of capital stock of the surviving corporation.

The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as we, GSK and Acquisition Sub may agree and specify in such certificate of merger).

Effect on Sierra Oncology if the Merger is Not Completed

If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, (1) Sierra Oncology will remain an independent public company; (2) our common stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (1) our management will continue to operate the business as it is currently being operated; and (2) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Sierra Oncology operates and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, the price of our common stock may decline significantly.

Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of our common stock. If the merger is not completed, the Sierra Oncology Board will continue to evaluate and review, among other things, Sierra Oncology’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, Sierra Oncology’s business, prospects or results of operation may be adversely impacted.

In specified circumstances in which the transaction is terminated, Sierra Oncology will be required to pay GSK (or its designee) the applicable termination fee.

Per Share Price

Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger:

•

each share of our common stock that is (1) held by Sierra Oncology as treasury stock; (2) owned by GSK or Acquisition Sub; or (3) owned by any direct or indirect wholly owned subsidiary of GSK or Acquisition Sub as of immediately prior to the effective time of the merger will be cancelled and extinguished without any conversion thereof or consideration paid therefor; and

•

each share of our common stock that is issued and outstanding as of immediately prior to the effective time of the merger (other than the shares identified in the prior bullet and shares of our common stock held by our stockholders who have (1) neither voted in favor of the adoption of the merger agreement nor consented thereto in writing; and (2) properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with the DGCL) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the per share price.

At or prior to the closing of the merger, GSK will cause a sufficient amount of cash to be deposited with a designated payment agent to pay the aggregate amount of the merger consideration. Once a stockholder has provided the payment agent with his, her or its stock certificates (or an affidavit of loss in lieu of a stock certificate) or customary agent’s message with respect to book-entry shares, appropriate letter of transmittal and other items specified by the payment agent, then the payment agent will pay the stockholder the per share price in exchange for each share of our common stock held by that stockholder. For more information, see the section of this proxy statement captioned “The Merger Agreement—Payment Agent, Exchange Fund and Exchange and Payment Procedures.”

After the merger is completed, each of our stockholders will have the right to receive the per share price for each share of our common stock that such stockholder owned, as described in the section of this proxy statement captioned “The Merger Agreement—Conversion of Shares,” but will no longer have any rights as a Sierra Oncology stockholder (except that our stockholders who properly and validly exercise and perfect, and do not validly withdraw or subsequently lose, their appraisal rights will have the right to receive payment for the “fair value” of their shares, determined pursuant to an appraisal proceeding contemplated by the DGCL as described in the section of this proxy statement captioned “—Appraisal Rights”).

Background of the Merger

The Sierra Oncology Board, together with Sierra Oncology management, regularly evaluates Sierra Oncology’s business strategy, short-term and long-term business objectives and financial needs with a view towards enhancing stockholder value and furthering Sierra Oncology’s mission to deliver targeted therapies that treat rare forms of cancer. As part of this evaluation, the Sierra Oncology Board has, from time to time, considered a variety of strategic alternatives. These have included, among others, (1) continued investment in the development, regulatory approval and commercialization of Sierra Oncology’s existing product candidates; (2) opportunities for strategic partnerships, collaborations and alliances or licensing arrangements with third parties with respect to the development and potential commercialization of product candidates, either by Sierra Oncology with respect to new product candidates or by third party pharmaceutical companies with respect to Sierra Oncology’s existing product candidates; (3) various capital raising alternatives, including private and public equity and debt financing transactions; and (4) various other financial and strategic alternatives, including a sale of Sierra Oncology or certain of its assets.

As part of its business strategy, Sierra Oncology’s management has from time to time engaged in discussions with participants in the pharmaceutical industry regarding opportunities for strategic partnerships with respect to the commercialization of momelotinib, in particular in jurisdictions outside of the United States. Sierra Oncology management regularly updates the Sierra Oncology Board on opportunities and significant discussions regarding potential strategic partnerships. Sierra Oncology and the counterparties have entered into confidentiality agreements to facilitate these discussions which have not included a “standstill” or other restriction on the counterparty’s ability to make public or private proposals to acquire Sierra Oncology.

In December 2021, Sierra Oncology engaged Lazard Frères & Co. LLC (which we refer to as “Lazard Frères”) and Lazard & Co., Limited (which we refer to collectively with Lazard Frères as “Lazard”) for Lazard to act as financial advisory investment banker to Sierra Oncology in connection with the possible sale of Sierra Oncology or another possible licensing, partnership or similar transaction involving Sierra Oncology’s product candidates. The Sierra Oncology Board approved the terms of the engagement. The Sierra Oncology Board determined to engage Lazard as financial advisor in connection with Sierra Oncology’s evaluation of potential strategic alternatives after considering Lazard’s qualifications, independence, expertise, international reputation, knowledge of the biopharmaceutical industry and experience acting as financial advisor in connection with similar partnership and strategic transactions. As part of the Sierra Oncology Board’s evaluation of strategic alternatives, Lazard had previously and from time-to-time reviewed with the Sierra Oncology Board its preliminary market and valuation perspectives with respect to Sierra Oncology and the biopharmaceutical industry generally, as well potential counterparties for a partnership or other strategic transaction involving Sierra Oncology.

In January 2022, in order to facilitate the Sierra Oncology Board’s assistance and oversight of Sierra Oncology management in connection with the evaluation and pursuit of strategic transactions, the Sierra Oncology Board established two separate committees of the Sierra Oncology Board, one to review, evaluate and negotiate, on behalf of the Sierra Oncology Board, potential strategies which could include a merger, sale, business combination or other transaction (which we refer to as the “Strategic Transactions Committee”) and another to review, evaluate and negotiate, on behalf of the Sierra Oncology Board, one or more transactions involving the incurrence of debt and/or sale of equity securities by Sierra Oncology (which we refer to as the “Financing Committee”). The Strategic Transactions Committee and the Financing Committee were formed in light of (1) the potentially significant workload that could be involved in any decision by Sierra Oncology to evaluate applicable strategic or financing transactions; (2) the possibility that Sierra Oncology management may need feedback and direction on relatively short notice; and (3) the benefits and convenience of having a subset of directors oversee any process of considering applicable strategic alternatives. Gaurav Aggarwal, Mona Ashiya, Craig Collard, Georgia Erbez and Robert Pelzer were appointed by the Sierra Oncology Board as members of the Strategic Transactions Committee, and Andrew Allen, Jeffrey Cooper, Christy Oliger, Josh Richardson (who resigned from the Sierra Oncology Board on March 6, 2022) and Andrew Sinclair were appointed by the Sierra Oncology Board as members of the Financing Committee. The Sierra Oncology Board resolved that it would not effectuate a merger, sale, business combination or other transaction if it had not first been approved or recommended by the Strategic Transactions Committee, or effectuate a transaction involving the incurrence of debt and/or sale of equity securities by Sierra Oncology if it had not first been approved or recommended by the Financing Committee. It was understood that the full Board would continue to have an active role in the consideration of strategic alternatives. Representatives of Wilson Sonsini Goodrich & Rosati, P.C., Sierra Oncology’s outside counsel (which we refer to as “Wilson Sonsini”), reviewed with the Sierra Oncology Board its fiduciary duties in connection with these matters.

On January 25, 2022, Sierra Oncology announced that momelotinib achieved statistically significant benefit on symptoms, anemia and splenic size in the pivotal Phase 3 MOMENTUM study for myelofibrosis. Sierra Oncology further noted it planned to submit a New Drug Application (a “NDA”) with the US Food & Drug Administration for momelotinib in the second quarter of 2022.

Also on January 25, 2022, Sierra Oncology announced a proposed underwritten public offering of Sierra Oncology common stock and pre-funded warrants that ultimately raised $145.3 million. Sierra Oncology effected the offering to continue financing its preparation for the potential commercialization of momelotinib, clinical development of its other product candidates, research, clinical and process development and manufacturing of its product candidates, working capital, and capital expenditures and other general corporate purposes.

Following the announcement of the MOMENTUM clinical data for momelotinib, Sierra Oncology management met with various participants in the pharmaceutical industry with which it had been engaged in discussions regarding potential strategic partnerships with respect to the commercialization of momelotinib to update them on the results of the study.

On February 17, 2022, Nina Mojas, Senior Vice President of Oncology at GSK, emailed Stephen Dilly, Chief Executive Officer and President at Sierra Oncology, regarding a potential strategic partnership between GSK and Sierra Oncology.

On February 18, 2022, Sierra Oncology and GSK executed a confidentiality agreement to facilitate discussions and information sharing between the parties. This agreement did not include a “standstill” or other restriction on GSK’s ability to make public or private proposals to acquire Sierra Oncology.

On February 22, 2022, Dr. Dilly and Ms. Mojas met to discuss Sierra Oncology, momelotinib and opportunities for a potential strategic partnership between GSK and Sierra Oncology. As part of this discussion, Ms. Mojas inquired as to whether Sierra Oncology was for sale. Dr. Dilly responded that Sierra Oncology was not seeking a sale transaction at such time. Following the discussion, Ms. Mojas introduced Dr. Dilly to Ian

Greenberg, Vice President & Head of Business Development, Global Pharmaceuticals Commercial Portfolio at GSK, via email, and Dr. Dilly introduced Ms. Mojas and Mr. Greenberg to Kevin Norrett, Chief Business Officer at Sierra Oncology, via email, to continue discussions regarding a potential strategic partnership.

On February 23, 2022, Mr. Norrett and Mr. Greenberg met to discuss opportunities for a potential strategic partnership between Sierra Oncology and GSK with respect to the commercialization of momelotinib by GSK in certain jurisdictions outside of the United States. In furtherance of continued discussions regarding a potential strategic partnership, Mr. Norrett and Mr. Greenberg outlined a plan for GSK to conduct a due diligence review of Sierra Oncology and momelotinib.

On March 1, 2022, Sierra Oncology granted representatives of GSK access to an electronic data room containing due diligence information regarding Sierra Oncology and momelotinib relevant to potential strategic partnership discussions.

On March 7, 2022, following an introduction by Ms. Mojas, Dr. Dilly met with Luke Miels, Chief Commercial Officer at GSK. During the discussion, Mr. Miels expressed interest in an acquisition of Sierra Oncology by GSK.

On March 8, 2022, Mr. Miels delivered to Dr. Dilly a non-binding proposal for GSK to acquire Sierra Oncology for $46.00 in cash per share of Sierra Oncology common stock, which we refer to as the “initial GSK proposal.” Dr. Dilly informed Mr. Miels of his personal view that he did not think the proposed acquisition price would be interesting to the Sierra Oncology Board, and Mr. Miels responded that he expected GSK would submit an increased proposal.

On March 10, 2022, the Strategic Transactions Committee met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Dr. Dilly updated the Strategic Transactions Committee on discussions with GSK and the receipt of the initial GSK proposal. Representatives of Lazard reviewed preliminary market and valuation perspectives with respect to Sierra Oncology. The Strategic Transactions Committee discussed next steps if Sierra Oncology were to receive an increased acquisition proposal from GSK, and the potential valuation at which an acquisition proposal would merit further exploration, including by commencing a process to solicit interest regarding a potential acquisition of Sierra Oncology from additional counterparties. Representatives of Lazard discussed various alternatives and considerations with respect to a potential outreach process, including additional potential acquirors that Sierra Oncology might consider engaging with based on those parties’ previous interest in a potential strategic partnership with Sierra Oncology, track record of transactions, ability to finance and consummate an acquisition, and likely interest and strategic rationale for a potential acquisition of Sierra Oncology, including the potential for synergies. Also discussed were the potential risks of an outreach process, including potential public disclosure leaks, management and employee distraction, and adverse impacts on Sierra Oncology business, and the increase in the likelihood of those risks in a wider private or public process relative to a more targeted outreach. The Strategic Transactions Committee directed management and Lazard to continue discussions and provide additional diligence information to GSK in connection with a potential acquisition, while also commencing a targeted outreach process to solicit interest from 10 additional potential acquirors designated by the Strategic Transactions Committee as expected to have the most likely interest and ability to consummate an acquisition, if GSK submitted a revised acquisition proposal for $50.00 or more per share of Sierra Oncology common stock. The Strategic Transactions Committee also directed Sierra Oncology management to continue to engage with other counterparties regarding potential strategic partnerships with respect to the commercialization of momelotinib.

On March 11, 2022, Mr. Miels delivered to Dr. Dilly a revised non-binding acquisition proposal for $51.00 in cash per share of Sierra Oncology common stock, which we refer to as the “revised GSK proposal.” Messrs. Dilly and Norrett updated the members of the Sierra Oncology Board on the receipt of the revised GSK proposal.

Between March 11, 2022 and March 15, 2022, in accordance with the directives of the Strategic Transactions Committee, representatives of Lazard and members of Sierra Oncology management commenced their outreach to the 10 potential additional acquirors designated by the Strategic Transactions Committee, several of which were engaged in discussions regarding a potential strategic partnership with Sierra Oncology and were already reviewing the MOMENTUM study data in connection with such discussions. Four of these ten counterparties declined to proceed with discussions regarding a potential acquisition of Sierra Oncology and did not enter into a confidentiality agreement. Representatives of Lazard and members of Sierra Oncology management engaged in discussions regarding a potential acquisition of Sierra Oncology with the remaining six counterparties, which we refer to as “Party A,” “Party B,” “Party C,” “Party D,” “Party E” and “Party F,” as described below. Party A, Party B and Party C had previously entered into confidentiality agreements with Sierra Oncology in connection with discussions regarding potential licensing, partnership and other strategic transactions, each of which did not include a “standstill” or other restriction on the counterparty’s ability to make public or private proposals to acquire Sierra Oncology.

Also on March 11, 2022, Dr. Dilly called a representative of Party B to discuss a potential acquisition of Sierra Oncology. Party B had been engaged in ongoing discussions and due diligence review with Sierra Oncology with respect to a potential licensing or partnership transaction. The representative of Party B indicated to Dr. Dilly that Party B would submit a proposal for an acquisition of Sierra Oncology.

On March 14, 2022, Party B delivered to Dr. Dilly and Mr. Norrett a non-binding proposal for Party B to acquire Sierra Oncology for $40.00 in cash per share of Sierra Oncology common stock, which we refer to as the “Party B proposal.”

Also on March 14, 2022, Mr. Norrett called a representative of Party C to discuss a potential acquisition of Sierra Oncology. The representative of Party C indicated to Mr. Norrett that Party C’s interest with respect to an acquisition of Sierra Oncology by Party C would be contingent on receiving additional clarity regarding anticipated regulatory approvals for momelotinib.

On March 16, 2022, the Strategic Transactions Committee met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Members of Sierra Oncology management and representatives of Lazard updated the Strategic Transactions Committee on the terms of the revised GSK proposal, as well as the results of Sierra Oncology’s outreach process to solicit interest from additional potential acquirors to date, including the receipt of the Party B proposal. The Strategic Transactions Committee also directed Sierra Oncology management and Lazard to continue the outreach process and discussions, including by providing management presentations and due diligence information to potentially interested acquirors, including to seek improved proposals from GSK and Party B. The Strategic Transactions Committee discussed considerations and risks with respect to a broader outreach process and likely interest from potential additional acquirors, and determined not to reach out to additional counterparties at such time. The Strategic Transactions Committee also determined to update the Sierra Oncology Board on the discussions with GSK and the results of Sierra Oncology’s outreach process to date and, as part of the Sierra Oncology Board’s consideration of these matters, requested that Lazard present to the Sierra Oncology Board a preliminary valuation analysis of Sierra Oncology.

Also on March 16, 2022, representatives of Lazard called representatives of Party B’s financial advisor to indicate to them that the value of Party B’s proposal was well below the value of another acquisition proposal received by Sierra Oncology and that Party B would need to provide substantially higher value in its proposal, but that Sierra Oncology would provide additional due diligence information to Party B in order to support an increased proposal.

On March 18, 2022, Sierra Oncology management met with representatives of Party A to provide a management presentation on Sierra Oncology’s business and product candidates.

Between March 18, 2022 and March 20, 2022, members of Sierra Oncology management and representatives of Lazard held multiple calls and conferences with representatives of GSK and its financial advisor, PJT Partners LP (“PJT”), to discuss the scope of GSK’s due diligence review of Sierra Oncology at that time.

On March 21, 2022, Sierra Oncology granted representatives of GSK, Party A and Party B and certain of their respective advisors access to an electronic data room containing due diligence information regarding Sierra Oncology and its product candidates relevant to potential acquisition discussions. Over the next 10 days, members of Sierra Oncology management and representatives of Lazard held discussion and meetings with representatives of GSK and other potentially interested acquirors regarding Sierra Oncology’s product candidates and pipeline, regulatory approvals and other relevant due diligence information.

On March 22, 2022, a representative of Party B called Dr. Dilly. Dr. Dilly re-iterated to the representative that the Party B proposal was not in a range that the Sierra Oncology Board believed would merit further exploration. The representative of Party B declined to submit an improved proposal and indicated that Party B would discontinue due diligence and discussions with respect to an acquisition of Sierra Oncology at that time, but would be interested in re-engaging if Sierra Oncology’s process did not result in a more attractive proposal.

Also on March 22, 2022, Sierra Oncology entered into a confidentiality agreement with Party D, which included a “standstill” provision restricting Party D from making public proposals with respect to the acquisition of Sierra Oncology without Sierra Oncology’s prior consent (but not restricting confidential proposals to the Sierra Oncology Board or Sierra Oncology’s chief executive officer), which restrictions terminated in accordance with their terms upon Sierra Oncology’s execution of the merger agreement.

On March 23, 2022, Sierra Oncology management met with representatives of Party D to provide a management presentation on Sierra Oncology’s business and product candidates.

Also on March 23, 2022, Sierra Oncology entered into a confidentiality agreement with Party E, which included a “standstill” provision restricting Party E from making public proposals with respect to the acquisition of Sierra Oncology without Sierra Oncology’s prior consent (but not restricting confidential proposals to the Sierra Oncology Board), which restrictions terminated in accordance with their terms upon Sierra Oncology’s execution of the merger agreement.

Also on March 23, 2022, Sierra Oncology granted representatives of Party E access to an electronic data room containing due diligence information regarding Sierra Oncology and its product candidates relevant to potential acquisition discussions.

On March 24, 2022, representatives of Party D called representatives of Lazard to indicate that they did not expect to participate in further discussions regarding an acquisition of Sierra Oncology, noting that they did not believe Party D could make an acquisition proposal at a valuation that Sierra Oncology would find attractive.

Also on March 24, 2022, the Sierra Oncology Board met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Members of Sierra Oncology management and representatives of Lazard updated the Sierra Oncology Board on the discussions with GSK and the terms of the revised GSK proposal, as well as the results of Sierra Oncology’s outreach process to solicit interest from additional potential acquirors to date. The Sierra Oncology Board reviewed with Sierra Oncology management various unaudited forward-looking financial information with respect to Sierra Oncology’s future financial performance and the underlying assumptions, including the Unaudited Prospective Financial Information. Representatives of Lazard presented their preliminary valuation analysis of Sierra Oncology relative to the revised GSK proposal. Following discussion, the Sierra Oncology Board directed members of Sierra Oncology management and Lazard to seek an increased proposal from GSK and also continue to provide management presentations and due diligence information to potentially interested acquirors that had already been contacted at that time. The Sierra Oncology Board discussed considerations and risks with respect to a broader outreach process and likely interest from potential additional acquirors, and determined not to reach out to additional counterparties at that time. It was the consensus of the Sierra Oncology Board that outreach to additional potential acquirors at such time was not likely to lead to an attractive acquisition proposal and would increase the risk of public disclosure leaks, management and employee distraction and adverse impacts on Sierra Oncology’s business. The Strategic Transactions Committee also directed Sierra Oncology management to continue to engage with other counterparties regarding potential strategic partnerships with respect to the commercialization of momelotinib.

On March 26, 2022, Dr. Dilly and Mr. Miels met to continue discussions regarding a potential acquisition of Sierra Oncology and GSK’s continued diligence. Dr. Dilly indicated to Mr. Miels that an increased acquisition proposal would be required from GSK for Sierra Oncology to provide more in-depth due diligence information. Mr. Miels requested further diligence information regarding Sierra Oncology’s momelotinib product pipeline and opportunities in order to support an increased proposal.

On March 28, 2022, representatives of Party D notified Dr. Dilly and Mr. Norrett that Party D was not interested in proceeding with further discussions regarding an acquisition of Sierra Oncology.

On March 29, 2022, Sierra Oncology and Party F began negotiating a confidentiality agreement. Sierra Oncology and Party F did not ultimately enter into a confidentiality agreement. A meeting between Sierra Oncology management and representatives of Party F for Sierra Oncology to provide a management presentation was scheduled for April 4, 2022, and subsequently rescheduled to April 6, 2022 at Party F’s request.

On March 30, 2022, Mr. Norrett met with representatives of GSK to provide additional due diligence information regarding anticipated regulatory approvals for momelotinib and Sierra Oncology’s product pipeline.

Also on March 30, 2022, representatives of Party A notified representatives of Lazard that Party A was not interested in proceeding with further discussions regarding an acquisition of Sierra Oncology.

Also on March 30, 2022, Mr. Norrett called a representative of Party C to provide additional due diligence information regarding anticipated regulatory approvals for momelotinib. The representative responded that Party C was not interested in proceeding with further discussions regarding an acquisition of Sierra Oncology.

On March 31, 2022, Sierra Oncology management met with representatives of Party E to provide a management presentation on Sierra Oncology’s business and product candidates.

Also on March 31, 2022, representatives of Lazard called representatives of PJT to discuss next steps with respect to GSK’s due diligence review and discussions regarding an acquisition of Sierra Oncology. Representatives of PJT indicated that GSK’s remaining due diligence review would be confirmatory in nature. Representatives of Lazard indicated that Sierra Oncology was expecting an increased proposal from GSK and representatives of PJT indicated that Mr. Miels would be calling Dr. Dilly.

On April 1, 2022, Mr. Miels called Dr. Dilly to discuss next steps with respect to GSK’s confirmatory due diligence review and discussions regarding an acquisition of Sierra Oncology. Mr. Miels and Dr. Dilly also discussed Sierra Oncology’s willingness to enter into an exclusivity arrangement with GSK. Dr. Dilly indicated that Sierra Oncology’s willingness to enter into exclusive negotiations with GSK would depend in part on the revised proposal from GSK. Mr. Miels indicated that GSK would be submitting a revised proposal the next day.

Also on April 1, 2022, representatives of Party E notified representatives of Lazard that Party E was not interested in proceeding with further discussions regarding an acquisition of Sierra Oncology

Also on April 1, 2022, Dr. Dilly met with a representative of a biopharmaceutical company, that we refer to as “Party G,” in connection with ongoing discussions between Sierra Oncology and Party G regarding opportunities for licensing, partnership and other strategic transactions. As part of the discussion, Dr. Dilly and the representative discussed on a preliminary basis the possibility of a business combination between Sierra Oncology and Party G, but deferred further discussion to a future date.

On April 2, 2022, Mr. Miels delivered to Dr. Dilly a revised non-binding acquisition proposal for $55.00 in cash per share of Sierra Oncology common stock, which we refer to as the “last GSK proposal.” As part of the last GSK proposal, GSK requested that Sierra Oncology enter into an agreement to negotiate exclusively with GSK for two weeks. Dr. Dilly updated the members of the Sierra Oncology Board on the receipt of the last GSK proposal.

On April 3, 2022, the Sierra Oncology Board met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Members of Sierra Oncology management and representatives of Lazard updated the Sierra Oncology Board on the discussions with GSK and the terms of the last GSK proposal, including Sierra Oncology management’s view that GSK’s remaining due diligence review would be confirmatory in nature and that the last GSK proposal represented the highest value proposal GSK could offer at this time based on, among other things, the value of the synergies that GSK and Sierra Oncology management believed could be obtained in an acquisition. Members of Sierra Oncology management and representatives of Lazard also updated the Sierra Oncology Board on the results of Sierra Oncology’s outreach process to solicit interest from additional potential acquirors to date, including that a management presentation was scheduled with representatives of Party F and that discussions with potential counterparties to a strategic partnership transaction with respect to the commercialization of momelotinib were ongoing. It was the consensus of the Sierra Oncology Board that re-engagement with the other potential acquirors contacted during the process or outreach to additional potential acquirors at such time was not likely to lead to a superior acquisition proposal than the last GSK proposal, and might jeopardize the successful execution of a transaction with GSK based on the last GSK proposal. Following this discussion, the Sierra Oncology Board authorized Sierra Oncology to enter into exclusive negotiations with GSK for a period of seven days and directed Sierra Oncology management and representatives of Wilson Sonsini to negotiate the terms of an acquisition of Sierra Oncology with GSK on the basis of the last GSK proposal. Following this meeting, consistent with the directions of the Sierra Oncology Board, representatives of Lazard called representatives of PJT to indicate that Sierra Oncology would be prepared to provide confirmatory due diligence information and enter into exclusive negotiations with GSK for a period of seven days on the basis of the last GSK proposal.

On April 4, 2022, representatives of PJT called representatives of Lazard to accept Sierra Oncology’s proposal for a shortened exclusivity period.

On April 4, 2022, following negotiation of the terms, Sierra Oncology and GSK entered into an exclusivity agreement in which Sierra Oncology agreed to negotiate exclusively with GSK until 11:59 p.m. (pacific time) on April 11, 2022. The exclusivity period was not subsequently extended or renewed.

Also on April 4, 2022, Sierra Oncology contacted representatives of Party F to cancel their scheduled management presentation meeting. Sierra Oncology also cancelled the scheduled conferences with potential counterparties to a strategic partnership transaction with respect to the commercialization of momelotinib.

Also on April 4, 2022, Wilson Sonsini delivered an initial draft of the definitive agreement to Cleary Gottlieb Steen & Hamilton LLP, GSK’s outside counsel (which we refer to as “Cleary Gottlieb”) in connection with the merger. Between April 4, 2022 and April 12, 2022, representatives of Sierra Oncology and GSK and their respective legal advisors negotiated the terms of the merger agreement. Key terms of the merger agreement negotiated between the parties included (1) the structure of the acquisition, (2) the terms of the “no-shop” restrictions and the circumstances in which the Sierra Oncology Board could change its recommendation to its stockholders or negotiate or accept an alternative acquisition transaction, including the circumstances in which the merger agreement could be terminated; (3) the amount of the termination fee and the circumstances in which it would be payable; (4) the definition of “Material Adverse Effect” with respect to Sierra Oncology; (5) the conditions to each party’s obligation to complete the merger; (6) the parties’ commitments in connection with obtaining required regulatory approvals; (7) the interim operating covenants applicable to Sierra Oncology prior to the closing of the merger and related exceptions for matters such as employee hiring and compensation and entry into material contracts or transactions by Sierra Oncology; and (8) Sierra Oncology’s other representations, warranties and covenants in the merger agreement. Representatives of GSK also discussed with representatives of Sierra Oncology the possibility of entering into retention agreements with certain members of Sierra Oncology management following the completion of the merger to facilitate GSK’s integration and transition efforts with respect to Sierra Oncology’s business and product candidates, and potential related compensation arrangements. The Sierra Oncology Board was kept apprised of these discussions. GSK declined to enter into any retention or compensation agreements with members of Sierra Oncology management prior to the execution of the merger agreement.

Also beginning on April 4, 2022, representatives of GSK and its advisors, including Cleary Gottlieb, were provided access to additional legal and operational due diligence documents and information regarding Sierra Oncology in its electronic data room to support their continued due diligence review of Sierra Oncology. Between April 4, 2022 and April 12, 2022, members of GSK management and its advisors conducted confirmatory operational, regulatory, legal, financial, employment and other due diligence on Sierra Oncology, including reviews of Sierra Oncology’s product candidates and anticipated regulatory approvals, efforts in support of potential commercialization, intellectual property, commercial relationships and employment arrangements and employee benefit plans, and from time to time had discussions with members of Sierra Oncology management and its advisors regarding due diligence information and related matters.

On April 8, 2022, Cleary Gottlieb delivered an initial draft of the support agreement to Wilson Sonsini. GSK requested that each director and executive officer of Sierra Oncology, and each of their affiliates holding shares of our common stock (including certain funds affiliated with OrbiMed Advisors, LLC, Abingworth Management Limited, and Vivo Capital LLC that are affiliated with certain of Sierra Oncology’s directors) enter into agreements to support the merger. Between April 8, 2022 and April 12, 2022, representatives of Sierra Oncology, GSK and certain of the support agreement parties and their respective legal advisors negotiated the terms of the support agreement. Key terms of the support agreement negotiated between the parties included (1) the support required from the support agreement parties based on the structure of the acquisition; (2) the restrictions on transfer of Sierra Oncology’s securities by the support agreement parties prior to the completion of the merger and exceptions thereto; and (3) the support agreement parties’ other representations, warranties and covenants in the support agreements.

On April 10, 2022, the Sierra Oncology Board met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Members of management and representatives of Wilson Sonsini updated the Sierra Oncology Board on the negotiation of the merger agreement and support agreements. Representatives of Lazard reviewed Lazard’s financial analyses with respect to the merger, and confirmed their expectation that Lazard Frères would be in a position to deliver its opinion regarding the fairness of the merger consideration. The Sierra Oncology Board also reviewed with members of Sierra Oncology management and representatives of Lazard the results of Sierra Oncology’s outreach process to solicit interest from alternative potential acquirors; it was the consensus of the Sierra Oncology Board that re-engagement with the other potential acquirors contacted during the process or outreach to additional potential acquirors was not likely to lead to a superior acquisition proposal than the merger, could jeopardize the successful entry into an acquisition transaction with GSK at the per share price and could cause significant disruption to Sierra Oncology. Representatives of Wilson Sonsini reviewed with the Sierra Oncology Board their fiduciary duties. Representatives of Wilson Sonsini reviewed the key terms of the merger agreement and support agreements. The Sierra Oncology Board noted the customary relationship disclosures provided by Lazard regarding its relationship with GSK (which disclosures had been updated as of January 7, 2022); the Sierra Oncology Board of directors did not identify any concerns with these disclosures. The Sierra Oncology Board directed Sierra Oncology management and Wilson Sonsini to continue the negotiation of the merger agreement.

On April 11, 2022, the Sierra Oncology Board met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Members of management and representatives of Wilson Sonsini updated the Sierra Oncology Board on the negotiation of the merger agreement and support agreements. Representatives of Wilson Sonsini reviewed modifications to the terms of the merger agreement and support agreements since the meeting of the Sierra Oncology Board held the prior day. Representatives of Lazard Frères reviewed Lazard Frères’ financial analyses with respect to the merger. The representatives of Lazard Frères rendered the oral opinion of Lazard Frères, subsequently confirmed by delivery of a written opinion dated April 12, 2022, to the Sierra Oncology Board that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein, the per share price (subject to applicable withholding of taxes) to be received by the holders of shares of Sierra Oncology common stock (other than Owned Company Shares and Dissenting Company Shares (as such terms are defined in the merger agreement), if applicable) pursuant to the merger is fair, from a financial point of view, to such holders. The Sierra Oncology Board directed Sierra Oncology management and Wilson Sonsini to finalize the merger agreement and related transaction documents.

On April 12, 2022, after market close, the Sierra Oncology Board met with Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. Members of management and representatives of Wilson Sonsini updated the Sierra Oncology Board on the negotiation of the merger agreement and support agreements. Representatives of Wilson Sonsini reviewed the final merger agreement and support agreement. Representatives of Lazard Frères confirmed that the oral opinion of Lazard Frères, previously provided on April 11, 2022 and subsequently confirmed by delivery of a written opinion dated April 12, 2022, to the Sierra Oncology Board that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein, the per share price (subject to applicable withholding of taxes) to be received by the holders of shares of Sierra Oncology common stock (other than Owned Company Shares and Dissenting Company Shares (as such terms are defined in the merger agreement), if applicable) pursuant to the merger is fair, from a financial point of view, to such holders, was unchanged. The meeting of the Sierra Oncology Board was then adjourned, and the Strategic Transactions Committee met with the other members of the Sierra Oncology Board, Sierra Oncology management and representatives of Lazard and Wilson Sonsini in attendance. The Strategic Transactions Committee approved the merger agreement and the merger and recommended that the Sierra Oncology Board approve the merger agreement and the merger. The Sierra Oncology Board meeting then reconvened and the Sierra Oncology Board, upon consideration of the factors more fully described in the section of this proxy statement captioned “—Recommendation of the Sierra Oncology Board of Directors and Reasons for the Merger,” unanimously (1) determined that it is in the best interests of Sierra Oncology and Sierra Oncology stockholders, and declared it advisable, to enter into the merger agreement and consummate the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved the execution and delivery of the merger agreement and the support agreement by Sierra Oncology, the performance by Sierra Oncology of its covenants and other obligations in the merger agreement and the support agreements, and the consummation of the merger and each of the other transactions contemplated by the merger agreement and the support agreements, respectively, upon the terms and conditions set forth therein; (3) directed the adoption of the merger agreement be submitted to a vote at a meeting of Sierra Oncology stockholders; and (4) recommended that Sierra Oncology stockholders vote in favor of the adoption of the merger agreement.

Later on April 12, 2022, following the meeting of the Sierra Oncology Board, Sierra Oncology and GSK executed the merger agreement. The support agreements were also executed.

On April 13, 2022, Sierra Oncology and GSK publicly announced the merger and the execution of the merger agreement and the support agreements.

Recommendation of the Sierra Oncology Board and Reasons for the Merger

Recommendation of the Sierra Oncology Board

The Sierra Oncology Board unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Sierra Oncology and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

The Sierra Oncology Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger; and (3) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Reasons for the Merger

In evaluating the merger agreement and the merger, the Sierra Oncology Board consulted with Sierra Oncology management, as well as representatives of each of Lazard and Wilson Sonsini. In recommending that Sierra Oncology stockholders vote “FOR” the adoption of the merger agreement, the Sierra Oncology Board considered and analyzed a number of factors, including the following (which factors are not necessarily presented in order of relative importance). Based on these consultations, considerations and analyses, and the factors discussed below, the Sierra Oncology Board concluded that entering into the merger agreement with GSK was advisable and in the best interests of Sierra Oncology and our stockholders.

The Sierra Oncology Board believed that the following material factors and benefits supported its determination and recommendation:

•

Business, Financial Condition, Prospects and Execution Risks. The Sierra Oncology Board considered the current and historical financial condition and results of operations, competitive positioning, assets, business and prospects of Sierra Oncology, including certain unaudited forward-looking financial information with respect to Sierra Oncology’s future financial performance prepared by members of Sierra Oncology management and the execution risks and uncertainties associated with the development, regulatory approvals and commercialization of Sierra Oncology’s product candidates. The Sierra Oncology Board considered the potential opportunity to create value through continued execution of its business plan, and certain risks and uncertainties associated with Sierra Oncology and its business, including the risks and uncertainties inherent in the development of novel therapeutic treatments; risks and uncertainties regarding the receipt, timing and scope of regulatory approvals for momelotinib and Sierra Oncology’s other product candidates; risks related to effectively commercializing momelotinib and Sierra Oncology’s other product candidates; risks relating to Sierra Oncology’s ability to enter into and successfully execute on value-creating licensing, partnership and other strategic relationships with third parties with respect to product candidates; risks related to the manufacture and supply of Sierra Oncology’s products; competition from other hematology and oncology companies, some of which have substantially more financing resources than Sierra Oncology; factors affecting the revenues, operating costs and profitability of biopharmaceutical companies generally and other risk factors described in Sierra Oncology’s other filings with the SEC, as listed under the section titled “Where You Can Find More Information.” In connection with these matters and the evaluation of strategic alternatives, the Sierra Oncology Board considered the fact that Sierra Oncology had recently completed a public offering of common stock and pre-funded warrants that raised $145.3 million. The Sierra Oncology Board also noted the fact that Sierra Oncology has incurred net losses in every year since inception and anticipate that Sierra Oncology will continue to incur net losses for some time, and considered the risks and uncertainties related to the potential need for additional debt, equity financing or other financing in the future, as well as the potential impact of restrictions on Sierra Oncology’s operations, potential dilution of Sierra Oncology’s stockholders, or the loss of rights resulting from financing transactions.

•

Results of Strategic Review Process. The merger agreement was the result of an extensive strategic review process overseen by the Strategic Transactions Committee and the Sierra Oncology Board. The Sierra Oncology Board considered Sierra Oncology’s outreach process, with the assistance of Lazard, to identify whether other potential parties might be interested in pursuing an acquisition of Sierra Oncology on attractive terms, and to contact those parties believed to be most likely to have interest in pursuing such an acquisition; and considered the responses received from such contacted parties, including the fact that only Party B (in addition to GSK) submitted a proposal to acquire Sierra Oncology at a value of $40.00 per share of Sierra Oncology common stock. The Sierra Oncology Board, after consulting with Sierra Oncology management and Lazard, determined that further engagement with the other potential acquirors contacted during Sierra Oncology’s outreach process or engagement with additional potential acquirors was not likely to lead to a superior acquisition proposal than the merger, could jeopardize the successful entry into an acquisition transaction with GSK at the per share price and could cause significant disruption to Sierra Oncology. The Sierra Oncology Board also noted that Sierra Oncology had historically engaged in discussions with various participants in the biopharmaceutical industry regarding opportunities for strategic partnerships and collaborations with respect to the development and commercialization of product candidates, and that Sierra Oncology’s business and product candidates were well-known to various counterparties that could have made a proposal to acquire Sierra Oncology if such a transaction had been interesting or attractive to such counterparties.

•

Cash Consideration and Certainty of Value. The consideration to be received by our stockholders in the merger consists entirely of cash, which provides certainty of value measured against the ongoing business and financial execution risks of Sierra Oncology’s long-term operating plan. The receipt of cash consideration eliminates uncertainty and risk for our stockholders related to the continued execution of Sierra Oncology’s business. In that regard, the Sierra Oncology Board noted that Sierra Oncology’s stock price could be negatively impacted if we failed to meet investor expectations with respect to the development, regulatory approvals and commercialization of Sierra Oncology’s product candidates or results of operations.

•

Best Value Reasonably Obtainable. The belief of the Sierra Oncology Board that the per share merger consideration represents the best value reasonably obtainable for the shares of our common stock, taking into account the business, operations, prospects, business strategy, assets, liabilities and general financial condition of Sierra Oncology on a historical and prospective basis. In addition, the Sierra Oncology Board believed that, measured against the longer-term execution risks (described above), the per share merger consideration reflects a fair and favorable price for the shares of our common stock. The Sierra Oncology Board also noted Sierra Oncology management’s belief that the per share merger consideration represented the highest value proposal GSK could offer at this time based on, among other things, the value of the synergies that GSK and Sierra Oncology management believed could be obtained in an acquisition. The Sierra Oncology Board also considered that the per share merger consideration constitutes (1) a premium of approximately 39 percent to the closing price of our common stock on April 12, 2022, which was the last full trading day before announcement of the transaction; and (2) a premium of approximately 63 percent to the volume-weighted average price (“VWAP”) of our common stock over the 30 trading days ending April 12, 2022.

•

Potential Strategic Alternatives. The assessment of the Sierra Oncology Board that none of the possible alternatives to the merger (including the possibility of continuing to operate Sierra Oncology as an independent company, including the need for Sierra Oncology to pursue strategic partnerships and collaborations and capital raising transactions, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to Sierra Oncology’s stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for us to create greater value for our stockholders, taking into account execution risks as well as business, competitive, financial, industry, legal, market and regulatory risks.

•

Fairness Opinion of Lazard Frères. The oral opinion of Lazard Frères rendered to the Sierra Oncology Board, subsequently confirmed in writing, that, as of April 12, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Lazard Frères as set forth in its written opinion, the merger consideration to be paid to holders of shares of Sierra Oncology common stock, subject to applicable withholding taxes, (other than the excluded holders) in the merger is fair, from a financial point of view, to such holders. The opinion is more fully described in the section of this proxy statement captioned “—Opinion of

Lazard Frères & Co. LLC” and the full text of the opinion is attached as Annex C to this proxy statement.

•

Speed and Likelihood of Consummation. The Sierra Oncology Board considered the likelihood that the merger would be consummated, and the expected timing of the consummation of the merger, based on, among other things, (1) the limited conditions to each party’s obligation to consummate the merger, including the fact that there is no financing condition to GSK’s obligation to consummate the merger; (2) that there are not expected to be significant antitrust or other regulatory impediments, other than review pursuant to the HSR Act, to completing the merger, as further described in the section of this proxy statement captioned “—Regulatory Approvals”; (3) each party’s obligations in connection with obtaining required regulatory and other approvals and satisfying the conditions to the consummation of the merger; (4) the fact that Sierra Oncology stockholders (including certain funds affiliated with OrbiMed Advisors, LLC, Abingworth Management Limited, and Vivo Capital LLC that are affiliated with certain of Sierra Oncology’s directors) holding approximately 28% of the outstanding Sierra Oncology shares entered into support agreements committing to vote in favor of the adoption of the merger agreement; and (5) the business reputation, capabilities and financial condition of GSK, and the Sierra Oncology Board’s perception that GSK is willing to devote the resources necessary to complete the merger in an expeditious manner.

•

Negotiations with GSK and Terms of the Merger Agreement. The terms of the merger agreement, which was the product of arms’-length negotiations with the assistance of Sierra Oncology’s advisors. Certain provisions of the merger agreement that the Sierra Oncology Board considered important included, among others:

•	Sierra Oncology’s ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties regarding acquisition proposals.

•	The Sierra Oncology Board’s ability, under certain circumstances, to withdraw or modify its recommendation that our stockholders vote in favor of the adoption of the merger agreement.

•

The Sierra Oncology Board’s ability, under certain circumstances, to terminate the merger agreement to enter into an alternative acquisition agreement. In that regard, the Sierra Oncology Board believed that the termination fee payable by Sierra Oncology in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.

•	Appraisal Rights. The appraisal rights in connection with the merger available to our stockholders who timely and properly exercise such appraisal rights under the DGCL if certain conditions are met.

The Sierra Oncology Board also considered a number of uncertainties and risks concerning the merger, including the following (which are not listed in any relative order of importance):

•

No Stockholder Participation in Future Growth or Earnings. The nature of the merger as a cash transaction means that our stockholders will not participate in Sierra Oncology’s future earnings or growth and will not benefit from any appreciation in value of the surviving corporation.

•

No-Shop Restrictions. The restrictions in the merger agreement on Sierra Oncology’s ability to solicit competing proposals (subject to certain exceptions to allow the Sierra Oncology Board to exercise its fiduciary duties and to accept a superior proposal, and then only upon the payment of a termination fee).

•

Risk Associated with Failure to Consummate the Merger. The possibility that the merger might not be consummated, and if it is not consummated, that: (1) Sierra Oncology’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of Sierra Oncology during the pendency of the merger; (2) Sierra Oncology will have incurred significant transaction and other costs; (3) Sierra

Oncology’s continuing business relationships with business partners and employees may be adversely affected; (4) the trading price of our common stock could be adversely affected; (5) the other contractual and legal remedies available to Sierra Oncology in the event of the termination of the merger agreement may be insufficient, costly to pursue or both; and (6) the failure of the merger to be consummated could result in an adverse perception among Sierra Oncology’s existing and potential business partners, employees and investors about Sierra Oncology’s prospects.

•

Impact of Interim Restrictions on Sierra Oncology’s Business Pending the Completion of the Merger. The restrictions on the conduct of Sierra Oncology’s business prior to the consummation of the merger, which may delay or prevent it from undertaking strategic initiatives before the completion of the merger that, absent the merger agreement, Sierra Oncology might have pursued.

•

Effects of the Merger Announcement. The effects of the public announcement of the merger, including the: (1) effects on Sierra Oncology’s employees, operating results and stock price; (2) impact on Sierra Oncology’s ability to attract and retain key management, sales and marketing and technical personnel; and (3) potential for litigation in connection with the merger.

•

Termination Fee Payable by Sierra Oncology. The requirement that Sierra Oncology pay GSK the termination fee of $70,000,000 under certain circumstances following termination of the merger agreement, including if the Sierra Oncology Board terminates the merger agreement to accept a superior proposal. The Sierra Oncology Board considered the potentially discouraging impact that this termination fee could have on a third party’s interest in making a competing proposal to acquire Sierra Oncology.

•	Taxable Consideration. The receipt of cash in exchange for shares of our common stock in the merger will be a taxable transaction for U.S. federal income tax purposes.

•

Interests of Sierra Oncology’s Directors and Executive Officers. The interests that our directors and executive officers may have in the merger, which may be different from, or in addition to, those of our other stockholders.

This discussion is not meant to be exhaustive. Rather, it summarizes the material reasons and factors evaluated by the Sierra Oncology Board in its consideration of the merger. After considering these and other factors, the Sierra Oncology Board concluded that the potential benefits of entering into the merger agreement outweighed the uncertainties and risks. In light of the variety of factors considered by the Sierra Oncology Board and the complexity of these factors, the Sierra Oncology Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Sierra Oncology Board applied his or her own personal business judgment to the process and may have assigned different relative weights to the different factors. The Sierra Oncology Board adopted and approved the merger agreement and the merger, and recommended that Sierra Oncology stockholders adopt the merger agreement, based upon the totality of the information presented to, and considered by, the Sierra Oncology Board.

Opinion of Lazard Frères & Co. LLC

Lazard was retained by Sierra Oncology to act as its financial advisor and, in the case of Lazard Frères, to render to the Sierra Oncology Board a fairness opinion in connection with the merger. In connection with the merger, on April 11, 2022, Lazard Frères delivered to the Sierra Oncology Board an oral opinion, which was confirmed by delivery of a written opinion, dated April 12, 2022, to the effect that, as of April 12, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Lazard Frères as set forth in its written opinion, the merger consideration to be paid to holders of shares of Sierra Oncology common stock (other than shares held by the excluded holders) in the merger was fair, from a financial point of view, to such holders.

The full text of Lazard Frères’ written opinion, dated April 12, 2022, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard Frères in connection with its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of Lazard Frères’ opinion is qualified in its entirety by reference to the full text of the opinion and Sierra Oncology’s stockholders are encouraged to read the opinion carefully and in its entirety.

Lazard’s engagement and Lazard Frères’ opinion were provided for the benefit of the Sierra Oncology Board (in its capacity as such) and its opinion was rendered to the Sierra Oncology Board in connection with its evaluation of the merger, and addressed only the fairness, as of the date of the opinion, from a financial point of view, of the merger consideration to be paid to holders of shares of Sierra Oncology common stock (other than the excluded holders). Lazard Frères’ opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or any matter relating thereto.

Lazard Frères’ opinion was necessarily based on economic, monetary, market, and other conditions as in effect on, and the information made available to Lazard Frères as of the date of its opinion. Lazard Frères assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after such date. The current volatility and disruption in the credit and financial markets relating to, among others, the COVID-19 pandemic and Russia’s invasion of Ukraine, may have an effect on Sierra Oncology, and Lazard Frères did not express an opinion as to the effects of such volatility or such disruption on Sierra Oncology. Lazard Frères did not express any opinion as to the price at which shares may trade at any time subsequent to the announcement of the merger. Lazard Frères’ opinion did not address the relative merits of the merger as compared to any other transaction or business strategy in which Sierra Oncology might engage or the merits of the underlying decision by Sierra Oncology to engage in the merger.

In connection with its opinion, Lazard Frères:

•	reviewed the financial terms and conditions of the merger agreement;

•	reviewed certain publicly available historical business and financial information relating to Sierra Oncology;

•	reviewed various financial forecasts and other data provided to it by Sierra Oncology relating to the business of Sierra Oncology;

•	held discussions with members of Sierra Oncology’s senior management with respect to the businesses and prospects of Sierra Oncology;

•	reviewed public information with respect to certain other companies in lines of business Lazard Frères believed to be generally relevant in evaluating the businesses of Sierra Oncology;

•	reviewed the financial terms of certain business combinations involving companies in lines of business Lazard Frères believed to be generally relevant in evaluating the business of Sierra Oncology;

•	reviewed historical stock prices and trading volumes of shares of Sierra Oncology common stock; and

•	conducted such other financial studies, analyses and investigations as Lazard Frères deemed appropriate.

Lazard Frères assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard Frères did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of Sierra Oncology or concerning the solvency or fair value of Sierra Oncology, and Lazard Frères was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in its analyses (referred to herein as Unaudited Prospective Financial Information), Lazard Frères assumed, with the consent of Sierra Oncology, that such forecasts were reasonably prepared on bases reflecting the best available estimates and judgments as to the future financial performance of Sierra Oncology. Lazard Frères relied, with the consent of Sierra Oncology, on the assessments of Sierra Oncology as to the validity of, and risks associated with, the product candidates of Sierra Oncology (including, without limitation, the timing and probability of successful development, testing and marketing of such product candidates and approval thereof by appropriate governmental authorities). Lazard Frères assumed no responsibility for and expressed no view as to any such forecasts or the assumptions on which they were based.

In rendering its opinion, Lazard Frères assumed, with the consent of Sierra Oncology, that the merger will be consummated on the terms described in the merger agreement, without any waiver or modification of any material terms or conditions. Lazard Frères also assumed, with the consent of Sierra Oncology, that obtaining the necessary governmental, regulatory or third party approvals and consents for the merger will not have an adverse effect on Sierra Oncology or the merger. Lazard Frères did not express any opinion as to any tax or other consequences that might result from the merger, nor did Lazard Frères’ opinion address any legal, tax, regulatory or accounting matters, as to which Lazard Frères understood that Sierra Oncology obtained such advice as it deemed necessary from qualified professionals. Lazard Frères expressed no view or opinion as to any terms or other aspects (other than the merger consideration to the extent expressly specified therein) of the merger, including, without limitation, the form or structure of the merger or any agreements or arrangements entered into in connection with, or contemplated by, the merger. In addition, Lazard Frères expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the merger, or class of such persons, relative to the merger consideration or otherwise.

Summary of Lazard Frères’ Financial Analyses

The following is a summary of the material financial analyses performed by Lazard Frères in connection with its oral opinion and the preparation of its written opinion, dated April 12, 2022, to the Sierra Oncology Board. The summary of Lazard Frères’ analyses and reviews provided below is not a complete description of the analyses and reviews underlying Lazard Frères’ opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.

In arriving at its opinion, Lazard Frères did not draw in isolation conclusions from or with regard to any factor or analysis considered by it. Rather, Lazard Frères made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. Considering selected portions of its analyses and reviews in the summary set forth below, without considering its analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Lazard Frères’ opinion.

For purposes of its analyses and reviews, Lazard Frères considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Sierra Oncology. No company, business or transaction considered in Lazard Frères’ analyses and reviews is identical to Sierra Oncology or the merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Lazard Frères’ analyses and reviews. The estimates contained in Lazard Frères’ analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard Frères’ analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard Frères’ analyses and reviews are inherently subject to substantial uncertainty.

The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard Frères’ analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard Frères’ analyses and reviews. Considering the data in the tables below without considering the full description of its analyses and reviews, including the methodologies and assumptions underlying its analyses and reviews, could create a misleading or incomplete view of Lazard Frères’ analyses and reviews.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before the date of Lazard Frères’ opinion, and is not necessarily indicative of current market conditions.

Financial Analyses

Discounted Cash Flow Analysis

Using the Unaudited Prospective Financial Information provided to, and approved by Sierra Oncology for use by, Lazard Frères for the purposes of its financial analyses and fairness opinion, Lazard Frères performed a discounted cash flow analysis of Sierra Oncology.

A discounted cash flow analysis is a valuation methodology used to derive a valuation of a company by calculating the present value of the company’s estimated future cash flows. A company’s “estimated future cash flows” are its projected unlevered free cash flows, and “present value” refers to the value today or as of an assumed date of the future cash flows or amounts and is obtained by discounting the estimated future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capital structure, income taxes, expected returns and other appropriate factors.

For purposes of this analysis, Lazard Frères calculated a range of enterprise values for Sierra Oncology by discounting to present value, utilizing discount rates ranging from 10.0% to 12.0%, chosen by Lazard Frères based upon its analysis of the weighted average cost of capital of Sierra Oncology and using the mid-year convention, (i) the estimated probability-adjusted, after-tax unlevered free cash flows to be generated by Sierra Oncology from March 31, 2022 through the end of terminal year of 2040; and (ii) a range of terminal values for Sierra Oncology.

The terminal values were derived by applying a negative terminal growth rate range of (50%) – (30%) to the estimated unlevered free cash flow for the terminal year to be generated by Sierra Oncology. The negative terminal growth rates used by Lazard Frères were estimated by Lazard Frères based on its professional judgment and experience, taking into account the Unaudited Prospective Financial Information.

Lazard Frères then added to the range of enterprise values the estimated net cash of Sierra Oncology at March 31, 2022 of approximately $271 million to derive a range of total equity values for Sierra Oncology. Lazard Frères then calculated a range of implied equity values per share by dividing such total equity values of Sierra Oncology by the number of fully diluted shares of Sierra Oncology common stock (approximately 32.7 million), as calculated based on information provided by Sierra Oncology with respect to dilutive securities outstanding as of April 8, 2022. The results of this analysis implied an equity value per share range of $38.05 to $43.45, rounded to the nearest $0.05.

Selected Public Companies Analysis

Using public filings and data sources, Lazard Frères reviewed and analyzed certain financial information, valuation multiples and market trading data related to selected comparable publicly traded biotechnology companies, the operations of which Lazard Frères believed, based on its experience with companies in the biotechnology industry and its professional judgment, to be generally relevant in analyzing Sierra Oncology’s operations for purposes of this analysis. Lazard Frères compared such information for the selected comparable companies to the corresponding information for Sierra Oncology.

The companies in the biotechnology industry selected by Lazard Frères for this analysis were as follows:

•	Blueprint Medicines Corporation

•	Iovance Biotherapeutics, Inc.

•	ImmunoGen, Inc.

•	ADC Therapeutics SA

•	Karyopharm Therapeutics Inc.

•	Macrogenics, Inc.

•	CTI Biopharma Corp.

Lazard Frères selected the companies above because, among other things, the selected companies operate businesses similar in certain respects to the business of Sierra Oncology. However, none of the selected companies is identical to Sierra Oncology and certain of these companies may have characteristics that are materially different from those of Sierra Oncology. Based on its professional judgment and experience, Lazard Frères believes that purely quantitative analyses are not, in isolation, determinative in the context of the merger and that qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Sierra Oncology and the selected companies that could affect the public trading values of each company are also relevant.

For each of the selected companies above, Lazard Frères calculated the enterprise value of the selected company (calculated as the market capitalization, taking into account in-the-money options and other equity awards and convertible securities, plus the book value of debt, and preferred equity, less cash and cash equivalents, short term investments and long term investments, plus book value of minority interests) as of April 11, 2022, as a multiple of the probability-adjusted revenue estimates for 2026 from FactSet Research Systems, Wall Street research and public filings, referred to in this section as “EV/Probability-Adjusted FY+5 Revenue.” The results of this analysis are as follows:

Enterprise Value / Probability-Adjusted FY+5 Revenue
75th Percentile	2.1x
Median	1.5x
Mean	1.7x
25th Percentile	1.2x

Using its professional judgment and experience, Lazard Frères then applied a range of multiples of estimated EV/Probability-Adjusted FY+5 Revenues, based on the 25th percentile and 75th percentile of the estimated EV/Probability-Adjusted FY+5 Revenue for the selected companies of 1.2x and 2.1x, respectively, to Sierra Oncology’s estimated probability-adjusted revenues for 2026, from the Prospective Unaudited Financial Information. The results of this analysis implied an equity value per share range of $27.05 to $37.65, rounded to the nearest $0.05.

Selected Precedent Transactions Analysis

Using public filings and other publicly available information, Lazard Frères reviewed and analyzed selected precedent transactions involving biotechnology companies that Lazard Frères viewed as generally relevant in evaluating the merger. In performing these analyses, Lazard Frères analyzed certain financial information and transaction multiples relating to companies in the selected transactions and compared such information to the corresponding information for the merger.

Specifically, Lazard Frères reviewed five merger and acquisition transactions in the biotechnology industry announced since January 1, 2018, that Lazard Frères deemed relevant to consider in relation to Sierra Oncology and the merger. These transactions are listed below. Although none of the selected precedent transactions or the target companies in such transactions is directly comparable to the merger or to Sierra Oncology, all of the transactions were chosen because they involve transactions that, for the purposes of this analysis, may be considered similar to the merger and/or involve targets that, for the purposes of analysis, may be considered similar to Sierra Oncology.

Announcement Date	Acquiror	Target
06/02/21	MorphoSys AG	Constellation Pharmaceuticals, Inc.
03/04/21	Amgen Inc.	Five Prime Therapeutics, Inc.
05/04/20	A. Menarini—Industrie Farmaceutiche Riunite—S.R.L.	Stemline Therapeutics, Inc.
05/10/18	Eli Lilly and Company	ARMO BioSciences, Inc.
01/31/18	Seattle Genetics, Inc.	Cascadian Therapeutics, Inc.

Using data regarding the precedent transactions and the target companies available from public filings and other publicly available information, Lazard Frères examined the selected transactions with respect to the upfront consideration, as a multiple of the target company’s five-year forward probability-adjusted revenues (which are referred to in this section as “TV/Probability-Adjusted FY+5 Revenue”), as reflected in publicly available consensus estimates at the time of the transaction announcement. The results of this analysis are as follows:

TV / Probability-Adjusted FY+5 Revenue
75th Percentile	2.7x
Median	1.6x
Mean	2.0x
25th Percentile	1.2x

Using its professional judgment and experience, Lazard Frères then applied a range of TV/Probability-Adjusted FY+5 Revenue multiples for the selected precedent transactions based on the 25th percentile and 75th percentile of TV/FY+5 Revenue multiples, which ranged from 1.2x to 2.7x, to Sierra Oncology’s estimated revenues for 2026, from the Unaudited Prospective Financial Information. The results of this analysis implied an equity value per share range of $27.05 to $44.75, rounded to the nearest $0.05.

Other Analyses

The analyses and data described below were presented to the Sierra Oncology Board for informational purposes only and did not provide the basis for, and were not otherwise material to, the rendering of Lazard Frères’ opinion.

Premia Paid Analysis

Using information from public filings and other publicly available information, Lazard Frères analyzed the premia paid for acquisitions of publicly-traded companies in the biotechnology industry by strategic buyers with transaction equity values implied for the target company in the transaction based on the consideration payable at the closing of the selected transaction (excluding contingent value rights) ranging between $1 billion and $4 billion that have been announced since January 1, 2018. For each of the precedent transactions, Lazard Frères calculated the implied premia as a percentage based on the amount by which the per share consideration in each transaction exceeded the target company’s (i) closing share price on the last trading day upon which shares of Sierra Oncology traded on an unaffected basis, (ii) 30-day volume weighted average price based on trading days (“VWAP”) and (iii) 52-week high share price based on intraday prices.

Based on its professional judgment and experience, Lazard Frères then (i) applied the 25th percentile and 75th percentile of the 1-day unaffected per share price premia for the selected companies of approximately 54% and 111%, respectively, to the 1-day unaffected price per share of Sierra Oncology common stock to calculate an implied equity value per share range of $59.05 to $80.90, rounded to the nearest $0.05, (ii) applied the 25th percentile and 75th percentile of the 30-day VWAP premia for the selected companies of approximately 59% and 123%, respectively, to the 30-day VWAP of the shares of Sierra Oncology common stock to calculate an implied equity value per share range of $53.20 to $74.60, rounded to the nearest $0.05, and (iii) applied the 25th percentile and 75th percentile of the 52-week intraday high premia for the selected companies of approximately (12)% and 37%, respectively, to the 52-week intraday high price of the shares of Sierra Oncology common stock to calculate an implied equity value per share range of $34.95 to $54.40, rounded to the nearest $0.05.

Research Analyst Price Targets

Lazard Frères reviewed selected equity research analyst price targets based on published, publicly available Wall Street equity research reports. Lazard Frères observed that such price targets ranged from $39.00 per share to $51.00 per share, with a median of $45.00 per share.

52-Week High/Low Trading Prices

Lazard Frères reviewed the range of trading prices of shares of Sierra Oncology common stock for the 52 weeks ended on April 11, 2022. Lazard Frères observed that, during such period, the intraday share price of the shares of Sierra Oncology common stock ranged from $14.90 per share to $39.70 per share, in each case rounded to the nearest $0.05.

Miscellaneous

The Company has agreed to pay Lazard an estimated transaction fee of approximately $44 million, payable upon the consummation of the merger, of which $2.0 million became payable upon delivery of the fairness opinion.

In addition, Sierra Oncology has agreed to reimburse Lazard for its reasonable out-of-pocket expenses incurred in connection with its engagement, including reasonable fees of counsel, and will indemnify Lazard and certain related persons against certain liabilities arising out of Lazard’s engagement. Lazard has in the two years prior to the delivery of Lazard Frères’ opinion on April 12, 2022 provided certain financial advisory services to GSK and certain of its affiliates, including advising GSK in connection with investor analysis, for which Lazard has received and expects to receive compensation in an amount less than $150,000 in the aggregate. Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of Sierra Oncology, GSK and certain of their affiliates for their own accounts and for the accounts of their customers, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Sierra Oncology, GSK and certain of their respective affiliates. The issuance of Lazard Frères’ opinion was approved by the opinion committee of Lazard Frères.

Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and other services. Lazard was selected to act as financial advisor to Sierra Oncology after considering Lazard’s qualifications, independence, expertise, international reputation, knowledge of the biopharmaceutical industry and experience acting as financial advisor in connection with similar partnership and strategic transactions.

Lazard Frères prepared these analyses solely for purposes of, and the analyses were delivered to the Sierra Oncology Board in connection with, the provision of its opinion to the Sierra Oncology Board as to the fairness, from a financial point of view, to the holders of shares of Sierra Oncology common stock (other than shares held by the excluded holders) of the merger consideration to be paid in the merger. Lazard Frères did not recommend any specific consideration to the Sierra Oncology Board or that any given consideration constituted the only appropriate consideration for the merger. Lazard Frères’ opinion was one of many factors considered by the Sierra Oncology Board, as described in more detail in the section of this proxy statement captioned “—Recommendation of the Sierra Oncology Board and the Reasons for the Merger.”

Certain Unaudited Prospective Financial Information

We do not, as a matter of course, make public projections as to our future financial performance, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, Sierra Oncology’s management regularly prepares and reviews with the Sierra Oncology Board estimates regarding the success and timing of the development of, regulatory filings and approvals for and the commercialization of our product candidates, as well as various partnership scenarios for the development and commercialization of our product candidates outside of the United States. In connection with our strategic planning process and the Sierra Oncology Board’s evaluation of strategic alternatives, as described further in the section of this proxy statement captioned “—Background of the Merger,” Sierra Oncology’s management prepared and reviewed with the Sierra Oncology Board various unaudited forward-looking financial information with respect to our future financial performance for fiscal years 2022 through 2040, including the Unaudited Prospective Financial Information summarized below.

The Unaudited Prospective Financial Information was prepared for internal use only and not for public disclosure and was provided to the Sierra Oncology Board for the purposes of considering, analyzing and evaluating the merger. The Unaudited Prospective Financial Information was also provided to, and approved by Sierra Oncology for use by, Lazard, Sierra Oncology’s financial advisor, for the purposes of Lazard Frères’ financial analyses and fairness opinion in connection with the merger (as described in more detail in the section of this proxy statement captioned “—Opinion of Lazard Frères & Co. LLC”). The Unaudited Prospective Financial Information includes estimates of Sierra Oncology’s financial performance on a probability-adjusted basis for purposes of Lazard Frères’ discounted free cash flow analysis and other financial analyses. These probability adjustments were reviewed by Sierra Oncology’s management and approved for Lazard Frères’ use by Sierra Oncology. With Sierra Oncology’s consent, Lazard Frères assumed that the Unaudited Prospective Financial Information was reasonably prepared on bases reflecting the best currently available estimates and judgments as to our future financial performance, and relied on Sierra Oncology’s assessments of as to the validity of, and risks associated with, our product candidates.

The Unaudited Prospective Financial Information was developed by Sierra Oncology’s management as estimates of our future financial performance as an independent company, without giving effect to the merger, including any impact of the negotiation or execution of the merger agreement or the merger, the expenses that have already and will be incurred in connection with completing the merger or any changes to Sierra Oncology’s operations or strategy that may be implemented during the pendency of or following the consummation of the merger. The Unaudited Prospective Financial Information also does not consider the effect of any failure of the merger to be completed; it should not be viewed as accurate or continuing in that context.

The Unaudited Prospective Financial Information was not prepared with a view toward public disclosure or complying with accounting principles generally accepted in the United States (which we refer to as “GAAP”). In addition, the Unaudited Prospective Financial Information was not prepared with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. Neither our independent registered public accounting firm nor any other independent accountants have (1) compiled, reviewed, audited, examined or performed any procedures with respect to the Unaudited Prospective Financial Information; (2) expressed any opinion or any other form of assurance on such information or the achievability of the Unaudited Prospective Financial Information; or (3) assumed any responsibility for the Unaudited Prospective Financial Information.

Because the Unaudited Prospective Financial Information reflects estimates and judgments, it is susceptible to sensitivities and assumptions, as well as multiple interpretations based on actual experience and business developments. The Unaudited Prospective Financial Information also covers multiple years, and such information by its nature becomes less predictive with each succeeding year. The Unaudited Prospective Financial Information is not, and should not be considered to be, a guarantee of future operating results. Further, the Unaudited Prospective Financial Information is not fact and should not be relied upon as being necessarily indicative of our future results.

Although the Unaudited Prospective Financial Information is presented with numerical specificity, it reflects numerous assumptions and estimates as to future events made and approved by Sierra Oncology’s management. The Unaudited Prospective Financial Information will be affected by, among other factors, our ability to achieve our goals for the development, regulatory approval and commercialization of our drug candidates on the timeline assumed for purposes of the Unaudited Prospective Financial Information. The Unaudited Prospective Financial Information reflects assumptions and uncertainties that are subject to change. Important factors that may affect actual results and cause the Unaudited Prospective Financial Information not to be achieved are described in various risk factors described in the sections of this proxy statement captioned “— Risk Factors” and “—Cautionary Statement Regarding Forward-Looking Statements,” and in our other filings with the SEC, as listed under the section titled “Where You Can Find More Information.” All of these factors are difficult to predict, and many of them are outside of our control. As a result, there can be no assurance that the Unaudited Prospective Financial Information will be realized, and actual results may be materially better or worse than those contained in the Unaudited Prospective Financial Information, whether or not the merger is consummated. The Unaudited Prospective Financial Information also reflects assumptions as to certain business decisions that are subject to change. The Unaudited Prospective Financial Information may differ from publicized analyst estimates and forecasts and does not consider any events or circumstances after the date that it was prepared, including the announcement of the entry into the merger agreement. The Unaudited Prospective Financial Information has not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement. Except to the extent required by applicable federal securities laws, we do not intend to update or otherwise revise the Unaudited Prospective Financial Information to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events. Sierra Oncology has or may report results of operations for periods included in the Unaudited Prospective Financial Information that were or will be completed following the preparation of the Unaudited Prospective Financial Information. Stockholders and investors are urged to refer to Sierra Oncology’s periodic filings with the SEC for information on Sierra Oncology’s actual historical results.

Certain of the financial measures included in the Unaudited Prospective Financial Information are “non-GAAP financial measures.” These are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Unaudited Prospective Financial Information, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Unaudited Prospective Financial Information is not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Sierra Oncology Board or Lazard. Accordingly, no reconciliation of the financial measures included in the Unaudited Prospective Financial Information is provided in this proxy statement.

The Unaudited Prospective Financial Information constitutes forward-looking statements. By including the Unaudited Prospective Financial Information in this proxy statement, neither we nor any of our representatives has made or makes any representation to any person regarding our ultimate performance as compared to the information contained in the Unaudited Prospective Financial Information. Sierra Oncology has made no representation to GSK, in the merger agreement or otherwise, concerning the Unaudited Prospective Financial Information. The inclusion of the Unaudited Prospective Financial Information should not be regarded as an indication that the Sierra Oncology Board Sierra Oncology or any other person considered, or now considers, the Unaudited Prospective Financial Information to be predictive of actual future results. Further, the inclusion of the Unaudited Prospective Financial Information in this proxy statement does not constitute an admission or representation by Sierra Oncology that the information presented is material. The Unaudited Prospective Financial Information is included in this proxy statement solely to give our stockholders access to the information that was provided to the Sierra Oncology Board and Lazard. The Unaudited Prospective Financial Information is not included in this proxy statement in order to influence any Sierra Oncology stockholder to make any investment decision with respect to the merger, including whether or not to seek appraisal rights with respect to their shares.

The following table presents a summary of unaudited prospective financial information of Sierra Oncology as an independent company for fiscal years 2022 through 2040, as prepared and used as described above, which information is referred to as the “Unaudited Prospective Financial Information.” Sierra Oncology management made various judgments and assumptions when preparing the Unaudited Prospective Financial Information, including, among others (1) the commercial launch of momelotinib in 2023, the launch of SRA515 in 2027 and the launch of SRA737 in 2028, (2) revenue estimates in the United States based on various addressable patient, penetration, pricing and exclusivity assumptions, (3) the entry into partnerships for the commercialization of each product outside of the United States with various upfront, milestone and royalty payments assumptions, (4) cost of goods sold and sales and marketing expenses estimated on a product-by-product basis, (6) estimated royalty and milestone expenses payable by Sierra Oncology based on the terms of existing partnerships, (7) variable research and development expenses estimated based on the phase of each product’s development and launch, (8) corporate general and administrative expenses generally estimated to grow until momelotinib loss of exclusivity and (9) a marginal tax rate of 25% offset by Sierra Oncology’s estimated U.S. federal income tax net operating losses. The Unaudited Prospective Financial Information were prepared on a probability-adjusted basis.

	Fiscal year ended December 31,

($ in millions)	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E
Total revenue (1)	$5	$52	$168	$322	$469	$588	$623	$663	$752	$745	$777	$755	$780	$797	$458	$191	$195	$179	$120
COGS (2)	$2	$39	$29	$59	$138	$138	$236	$171	$178	$193	$194	$154	$145	$72	$40	$36	$29	$26	$13
Gross profit (3)	$3	$14	$139	$263	$332	$450	$387	$492	$573	$551	$582	$602	$635	$724	$418	$155	$166	$153	$107
R&D (4)	$105	$79	$72	$61	$19	$14	$10	$9	$8	$8	$7	$7	$6	$6	$2	$2	$2	$1	$1
SG&A (5)	$67	$65	$76	$91	$111	$123	$130	$138	$147	$155	$161	$168	$174	$181	$119	$75	$78	$75	$46
EBIT (6)	($169)	($130)	($10)	$111	$202	$313	$248	$345	$418	$388	$414	$427	$455	$537	$297	$78	$86	$77	$60
Unlevered Free cash flow (7)	($114)	($132)	($17)	$90	$180	$227	$178	$253	$307	$285	$305	$315	$338	$401	$255	$85	$64	$59	$50

(1)

Total revenue is U.S. net product sales in addition to partnership payments, including upfront payment, development, regulatory and commercial milestones and royalties for the Company’s partnered assets. Upfront payments are amortized over the duration of partnership. Milestones and royalties are not amortized. Total revenue on a non-risk adjusted basis for each corresponding year above was estimated as follows: $6, $66, $211, $407, $592, $782, $886, $1,025, $1,247, $1,296, $1,381, $1,379, $1,449, $1,535, $1,127, $827, $859, $768, $404.

(2)

COGS is defined as product cost of goods sold plus estimated royalties and milestones payable by Sierra Oncology. COGS on a non-risk adjusted basis for each corresponding year above was estimated as follows: $4, $44, $52, $75, $172, $209, $338, $275, $280, $341, $321, $276, $269, $188, $157, $199, $156, $139, $63.

(3)

Gross profit is defined as total revenue net of cost of goods sold and estimated royalty and milestone expenses payable by Sierra Oncology. Gross profit on a non-risk adjusted basis for each corresponding year above was estimated as follows: $2, $22, $159, $332, $420, $573, $548, $750, $967, $954, $1,060, $1,102, $1,180, $1,347, $970, $629, $703, $629, $342.

(4)

R&D is defined as research and development expenses. R&D on a non-risk adjusted basis for each corresponding year above was estimated as follows: $108, $93, $99, $94, $54, $33, $24, $19, $22, $25, $20, $20, $15, $15, $10, $10, $10, $5, $5.

(5)

SG&A is defined as selling, general and administrative expenses. SG&A on a non-risk adjusted basis for each corresponding year above was estimated as follows: $67, $81, $95, $114, $143, $167, $187, $209, $230, $236, $242, $252, $263, $269, $190, $133, $141, $130, $97.

(6)

EBIT is defined as gross profit, minus research and development, minus selling, general, and administrative expenses. EBIT on a non-risk adjusted basis for each corresponding year above was estimated as follows: ($172), ($152), ($35), $124, $223, $373, $337, $523, $716, $693, $798, $830, $903, $1,063, $770, $486, $552, $493, $240.

(7)

Unlevered free cash flow is calculated as EBIT, minus income taxes, net of projected impact of net operating losses, plus depreciation and amortization, minus changes in net working capital, minus capital expenditures. Upfront payments are not amortized and are recorded in the year they are received.

Interests of Sierra Oncology’s Directors and Executive Officers in the Merger

When considering the recommendation of the Sierra Oncology Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders. Additionally, concurrently with the execution of the merger agreement, each of our directors and executive officers, together with certain funds affiliated with OrbiMed Advisors, LLC, Abingworth Management Limited, and Vivo Capital LLC that are affiliated with certain of our directors, in each case solely in their capacities as holders of our common stock and other Sierra Oncology securities (which we refer to as the “support agreement parties”), entered into the support agreements with GSK and Sierra Oncology. These support agreements obligate the applicable stockholders to vote their respective shares of Sierra Oncology’s common stock in favor of the adoption of the merger agreement and against the approval of any acquisition proposal. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) recommending that the merger agreement be adopted by our stockholders, the Sierra Oncology Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests are more fully described below.

Insurance and Indemnification of Directors and Executive Officers

Pursuant to the terms of the merger agreement, directors and officers of Sierra Oncology will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement captioned “The Merger Agreement—Indemnification and Insurance.”

Treatment of Equity-Based Awards

Treatment of Sierra Options

As of March 31, 2022, there were outstanding Sierra options to purchase an aggregate of 5,236,309 shares of our common stock with an exercise price below the per share price (such options “in-the-money”), of which Sierra options to purchase an aggregate of 341,146 shares of our common stock were held by our current non-employee directors and of which Sierra options to purchase an aggregate of 1,948,691 shares of our common stock were held by our current executive officers. Other than the Sierra options, there are no other outstanding compensatory Sierra Oncology equity or equity-based awards.

Under the terms of the merger agreement, at the effective time of the merger all Sierra options that are outstanding and unexercised as of immediately prior to the effective time of the merger will accelerate vesting in full and will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the product of (1) the excess, if any, of the per share price less the exercise price per share of such option, and (2) the number of shares of our common stock issuable upon exercise in full of such Sierra option. The number of shares of our common stock issuable for Sierra options subject to performance-based vesting that have performance periods outstanding at the effective time will be deemed to be the number of shares issuable upon satisfaction of maximum achievement of performance criteria. The cash payment amount (less any required withholding and other taxes) will be paid to the applicable Sierra option holder following the effective time of the merger, in accordance with the terms of the merger agreement. All Sierra options with an exercise price per share equal to or greater than the per share price will be cancelled without any cash payment in respect thereof.

Equity Interests of Sierra Oncology’s Directors and Executive Officers

The following table sets forth the number of shares of our common stock directly held and the number of shares of our common stock subject to Sierra options with a per share exercise price less than the per share price, held by each of Sierra’s executive officers and non-employee directors and certain of their affiliates, assuming the following and such additional assumptions set forth in the footnotes to the table:

•

the Sierra options include those that would be outstanding as of March 31, 2022, calculated applying the acceleration of vesting that will apply pursuant to the terms of the merger and assuming continued service by the individual through such date;

•

that the values of these shares of our common stock and Sierra options is equal to the per share price of $55.00 (minus any applicable exercise price in the case of the in-the-money Sierra options); and

•	that none of the individuals exercises any of his or her Sierra options on or before March 31, 2022, and that no additional Sierra options are granted to any such individual on or before such date.

	Shares Held Directly (1)			In-the-Money Sierra Options (2)
Name	Number of Shares (#)		Value of Shares ($)	Number of Shares Subject to Option (#) (3)	Value of Shares Subject to Option ($)
Stephen G. Dilly	5,000		275,000	1,037,000	39,837,140
Sukhi Jagpal	0		0	229,000	8,596,579
Barbara Klencke	15,000		825,000	296,091	11,386,774
Kevin Norrett	0		0	195,700	7,663,509
Christina Thomson	0		0	190,900	7,358,673
William Turner	0		0	177,747	6,889,620
Andrew Allen	1,650		90,750	18,780	736,261
Georgia Erbez	0		0	18,000	670,365
Craig Collard	13,500		742,500	16,000	632,540
Andrew Sinclair	1,314,127	(4)	72,276,985	14,374	565,006
Jeffrey H. Cooper	0		0	25,436	989,777
Christy Oliger	0		0	18,000	670,365
Mona Ashiya	1,964,770	(5)	108,062,350	14,374	565,006
Gaurav Aggarwal	2,735,852	(6)	150,471,860	14,374	565,006
Robert Pelzer	0		0	24,061	933,375

(1)	This number includes shares of Sierra Oncology common stock beneficially owned, excluding shares issuable upon exercise of Sierra options.
(2)

These columns include the number and value of shares of Sierra Oncology common stock subject to in-the-money Sierra options. The values shown in the below table are determined based on, for each share of Sierra Oncology common stock subject to a Sierra option, the excess of (i) the per share price, or $55.00, over (ii) the applicable per share exercise price.

(3)

This number includes shares subject to outstanding Sierra options, including Sierra options the vesting of which is expected to accelerate in the merger. The below table includes information regarding the number of shares and value of Sierra Oncology common stock subject to the portions of in-the-money Sierra options that are vested as of March 31, 2022 by their ordinary terms and the portions of in-the-money Sierra options the vesting of which will accelerate in connection with the merger assuming for this purpose that the merger closed on March 31, 2022. The values shown in the below table are determined based on, for each share of Sierra Oncology common stock subject to a Sierra option, the excess of (i) the per share price, or $55.00, over (ii) the applicable per share exercise price.

(4)	This number includes shares of common stock beneficially owned by entities affiliated with Abingworth Bioventures VII, LP, an affiliate of Dr. Sinclair.
(5)	This number includes shares of common stock beneficially owned by entities affiliated with OrbiMed Advisors LLC, an affiliate of Dr. Ashiya.

(6)	This number includes shares of common stock beneficially owned by Vivo Opportunity Holdings, LP, an affiliate of Dr. Aggarwal.

For more information on securities of Sierra Oncology beneficially owned by Sierra’s directors and executive officers, please refer to the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management”

	In-the-Money Sierra Options Vested as of March 31, 2022 Based on Ordinary Vesting Schedule		In-the-Money Sierra Options Unvested as of March 31, 2022 that will Accelerate Vesting in Connection with the Merger
Name	Number of Shares Subject to Option (#)	Value of Shares Subject to Option ($)	Number of Shares Subject to Option (#)	Value of Shares Subject to Option ($)
Stephen G. Dilly	315,500	12,986,135	721,500	26,851,005
Sukhi Jagpal	71,097	2,955,297	157,903	5,641,282
Barbara Klencke	106,777	4,440,093	189,314	6,946,681
Kevin Norrett	54,758	2,336,942	140,942	5,326,567
Christina Thomson	51,142	2,144,921	139,758	5,213,752
William Turner	36,355	1,515,831	141,392	5,343,788
Andrew Allen	17,280	680,926	1,500	55,335
Georgia Erbez	4,500	167,591	13,500	502,774
Craig Collard	14,500	577,205	1,500	55,335
Andrew Sinclair	12,874	509,671	1,500	55,335
Jeffrey H. Cooper	23,936	934,442	1,500	55,335
Christy Oliger	4,500	167,591	13,500	502,774
Mona Ashiya	12,874	509,671	1,500	55,335
Gaurav Aggarwal	12,874	509,671	1,500	55,335
Robert Pelzer	22,561	878,040	1,500	55,335

Treatment of Sierra Warrants

As of April 8, 2022, there were outstanding Series A warrants and pre-funded warrants to purchase an aggregate of 8,697,876 shares of our common stock, of which Series A warrants to purchase an aggregate of 4,204,122 shares of our common stock were held by certain affiliates of our non-employee directors.

Under the terms of the merger agreement and the terms of the Series A warrants, at the effective time of the merger, each Series A warrant to that is outstanding as of immediately prior to the effective time of the merger will be cancelled and extinguished and represent only the right of the holder thereof to receive an amount in cash, without interest, equal to the Black Scholes Value (as defined in such Series A warrant), which is calculated under the terms of the Series A warrants to be $45.98 per share of our common stock subject to the Series A warrants.

Warrants held by Affiliates of Sierra Oncology’s Directors

The following table sets forth the number of shares of our common stock subject to Series A warrants held by each of entities affiliated with OrbiMed Advisors, LLC, which is affiliated with Mona Ashiya, entities affiliated with Abingworth Management Limited which is affiliated with Andrew Sinclair, and entities affiliated with Vivo Capital LLC, which is affiliated with Gaurav Aggarwal. Dr. Ashiya, Dr. Sinclair and Dr. Aggarwal are non-employee directors of Sierra Oncology. The following table assumes the following and such additional assumptions set forth in the footnotes to the table:

•	the Sierra warrants include those that would be outstanding as of April 8, 2022 calculated without regard to any beneficial ownership limitation under the terms of the Series warrants;

•

the value of the Series A warrants to be received in connection with the merger is equal to the Black Scholes Value, as defined in the Series A warrant, which is calculated under the terms of the Series A warrants to be $45.98 per share of our common stock subject to the Series A warrants; and

•

that none of the holders exercises any of his or her Sierra warrants on or before April 8, 2022, and that no additional Sierra warrants are acquired by any such individual or its affiliates on or before such date.

For more information on securities of Sierra Oncology beneficially owned by Sierra’s directors and executive officers, please refer to the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management”

	Series A Warrants(1)
Name	Number of Shares Subject to Warrant (#)	Value of the Warrant ($)
Entities affiliated with Abingworth Bioventures VII, LP.	871,125	40,054,328
Entities affiliated with OrbiMed Advisors LLC	1,477,124	67,918,162
Entities affiliated with Vivo Opportunity Fund holdings, L.P.	1,855,873	85,333,041

(1)	This number includes shares subject to outstanding Series A warrants.

Executive Severance Agreements

Stephen G. Dilly

On June 1, 2020, we entered into an employment agreement with Dr. Stephen Dilly, our chief executive officer. Under the terms of the agreement, if Dr. Dilly is terminated without “cause” or resigns for “good reason” (as such terms are defined in the employment agreement and described below) and such termination does not occur within the 12 month period following a “change of control” (as such term is defined in the employment agreement and described below), then, subject to his execution and non-revocation of a release of claims, Dr. Dilly will be entitled to receive (i) a lump sum payment equal to his base salary for 12 months as in effect as of the employment termination date, (ii) cash consideration in the form of monthly payments equal to his monthly cost to maintain his health plan coverage at the same level in effect as of his employment termination date for a period of up to 12 months following the termination date, and (iii) accelerated vesting of any unvested time-based equity awards that would otherwise vest within 12 months of the termination date.

If Dr. Dilly is terminated without cause or resigns for good reason within 12 months following a change of control, then, subject to his execution and non-revocation of a release of claims, Dr. Dilly would be entitled to (i) a lump sum payment equal to his base salary for 18 months, except his annual “base salary” for purposes of this calculation will be deemed to equal the sum of (A) his base salary as in effect as of the employment termination date and (B) the average of his actual annual bonuses paid for the last two fiscal years prior to the date of termination, with any pro-rated bonuses from an initial fiscal year of employment annualized for this purpose (or, if employed for only the most recently completed fiscal year or less, the amount set forth in the employment agreement), (ii) cash consideration in the form of monthly payments equal to his monthly cost to maintain his health plan coverage at the same level in effect as of his employment termination date, for a period of up to 18 months following the termination date, and (iii) full vesting of all outstanding equity or equity-based awards on the termination date; provided however that any equity or equity-based awards that vest based on the achievement of performance criteria will vest in accordance with the change of control provisions in the award agreements applicable to such equity or equity-based awards and, if there are no such change of control provisions in the applicable award agreements, such equity and equity-based awards will fully vest on the termination date. Further, upon the consummation of a change in control, the time-based Sierra options and the time-based portion of the performance-based Sierra options granted to Dr. Dilly will accelerate in full.

Other Executive Officers

We are party to employment agreements with Christina Thomson, Kevin Norrett, Barbara Klencke, William Turner and Sukhi Jagpal, which include the following severance terms.

Pursuant to the employment agreements, if the executive is terminated without “cause” (as defined in the employment agreement and described below) or resigns for “good reason” (as defined in the employment agreement and described below), then, subject to the executive’s execution and non-revocation of a release of claims, he or she will be entitled to receive (i) a continuation of his or her base salary in effect as of the employment termination date for a period of 12 months following the termination date (the “Executive Severance Period”), subject to the required payroll deductions and withholdings and paid on our normal payroll schedule, and (ii) cash consideration in the form of monthly payments equal to the executive’s monthly cost to maintain health plan coverage at the same level in effect as of his or her employment termination date through the earlier of (x) 12 months following the termination date or (y) the date that he or she becomes eligible for group health insurance coverage through a new employer.

If the executive is terminated without cause or resigns for good reason within 12 months following a “change of control” (as defined in the employment agreement and described below), then, subject to the executive’s execution and non-revocation of a release of claims, the Executive Severance Period will be increased to the applicable length of time indicated in the table below, and he or she will be entitled to receive (i) a continuation of his or her base salary for the increased Executive Severance Period, except that his or her annual “base salary” for purposes of this calculation will be deemed to equal the sum of (A) his or her base salary in effect as of the employment termination date and (B) the average of his or her actual annual bonuses paid for the last two years prior to the date of termination, with any pro-rated bonuses during an initial fiscal year of employment annualized for this purpose (or, if employed for only the most recently completed fiscal year or less, the amount set forth in the employment agreement) and (ii) cash consideration in the form of monthly payments equal to the executive’s monthly cost to maintain health plan coverage at the same level in effect as of his or her employment termination date for a period of up to the expiration of the increased Executive Severance Period. The increased Executive Severance Period is determined based on the executive’s years of service with our company, as set forth below:

Years of Service Completed	Length of Severance Period (in Months)
0	13.5
1	14.4
2	15.3
3	16.2
4	17.1
5	18

Additionally, if the executive is terminated without cause or resigns for good reason within 12 months following a change of control, he or she will be entitled to full vesting of all outstanding equity and equity-based awards, except that any equity and equity-based awards that vest based on the achievement of performance criteria shall vest in accordance with the change of control provisions in the applicable award agreement (or, if no such provisions exist, shall vest in full).

General Severance and Change in Control Benefit Matters

All severance and severance-related acceleration benefits described above are subject to the named executive officer’s execution and non-revocation of a release of claims in favor of us. Under the employment agreements, the named executive officers are also subject to covenants regarding confidentiality and prohibition on solicitation of our employees or independent contractors or the business of our customers or prospective customers for a period of one year following the termination of employment.

Under the employment agreements, in the event the severance payments and other benefits payable to an executive constitute “parachute payments” under Section 280G of the U.S. Internal Revenue Code and would be subject to the applicable excise tax, then the executive’s severance payments and benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such payments or benefits being subject to the excise tax, whichever results in the receipt by executive on an after-tax basis of the greatest amount of benefits.

Under the employment agreements, “cause” generally means: (i) conviction (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (ii) commission or attempted commission of or participation in a fraud or act of dishonesty or misrepresentation against us that results (or could reasonably be expected to result) in material harm or injury to our business or reputation; (iii) material violation of any contract or agreement between the executive and us, or of any of our policies, or of any statutory duty the executive owes to us, including, for Dr. Dilly a violation of our code of conduct, which, with respect to Dr. Dilly, is not remedied within 30 business days of notice of such violation; (iv) conduct that constitutes gross insubordination, incompetence or habitual neglect of duties, or, for Dr. Dilly, gross insubordination, incompetence or habitual neglect of the specific lawful directives of the Sierra Oncology Board which are consistent with the scope of his duties and responsibilities, and that results in, or for executive officers other than Dr. Dilly, that results in or could reasonably be expected to have resulted in, material harm to our business or reputation, if not remedied within 30 days of notice; or (v) for Mr. Jagpal, any other conduct or circumstance that would amount to just cause at common law.

Under the employment agreements, “change of control” generally means: (i) a sale, lease, exclusive license or other disposition of all or substantially all of our assets; (ii) our consolidation or merger with or into any other corporation or other entity or person, or any other corporate reorganization, in which our stockholders immediately prior to such consolidation, merger or reorganization, own less than 50% of the outstanding voting power of the surviving entity following the consolidation, merger or reorganization; or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of our then-outstanding voting power is transferred, subject to certain exceptions.

Under the employment agreements, “good reason” generally means resignation of employment within 60 days (90 days for Dr. Dilly) after the occurrence of any of the following events that is not corrected within 30 days after we receive written notice that any of the following events have occurred: (i) without the executive’s written consent, a material diminution of the executive’s duties, position or responsibilities or, with respect to Dr. Dilly, title, provided, however, that a mere change in title or reporting relationship following a change of control will not by itself constitute good reason, and, for executive officers other than Mr. Dilly, the acquisition of Sierra Oncology and subsequent conversion to a division or unit of the acquiring entity will not by itself result in a diminution; (ii) without the executive’s written consent, a reduction in base salary or, with respect to Dr. Dilly, bonus opportunity, as in effect immediately prior to such reduction by more than 10%, unless such reduction is also applicable to all other senior executives (with respect to Dr. Dilly, such reduction to all other senior executives must be of no more than 15% to qualify for this exception); (iii) our material violation of any contract or agreement between the executive and us; or (iv) without the executive’s written consent, any requirement by us that the executive relocates to a work site located more than 50 miles from his or her principal place of employment as of the date of the executive’s employment agreement with us.

Impact of Corporate Transaction or Change in Control under Equity Plans

Our 2015 Equity Incentive Plan (“2015 Plan”) and our 2018 Equity Inducement Plan (“2018 Plan”), each provide that in the event of a “corporate transaction” as defined under the applicable plan, any or all outstanding awards may be assumed or replaced by the successor corporation, including through the substitution of equity awards or substantially similar consideration. In the event that the successor or acquiring corporation does not assume, convert, replace or substitute awards, then such awards will fully vest immediately prior to the corporate transaction, and either the award holder will be notified that such award will become fully exercisable, if applicable, for a specified period prior to the transaction and will then terminate upon the expiration of the specified period of time, or the award will be cancelled upon the occurrence of the corporate transaction in exchange for cash of equivalent value.

Our 2015 Plan provides that all awards granted to non-employee directors automatically accelerate vesting in full immediately prior to the consummation of a “corporate transaction.” The merger is a “corporate transaction” under the 2015 Plan and the 2018 Plan.

Similarly, under our 2008 Stock Plan (“2008 Plan”), in the event of a merger or “change in control,” as defined under the 2008 Plan, each outstanding award will be assumed or substituted by the successor corporation or its parent or subsidiary, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. All awards granted under our 2008 Plan are fully vested.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K, the table below sets forth the compensation that is based on or otherwise relates to the merger that may be paid or become payable to each of our named executive officers in connection with the merger. Please see the previous portions of this section for further information regarding this compensation with respect to certain of our executive officers.

The amounts indicated in the table below are estimates of the amounts that would be payable to our named executive officers assuming, solely for purposes of this table, that the merger was consummated on March 31, 2022, and in the case of each named executive officer, that the named executive officer’s employment is terminated by Sierra Oncology without cause or by the named executive officer for good reason, in each case, on that date. Sierra’s named executive officers will not receive pension, non-qualified deferred compensation, tax reimbursement or other perquisites or benefits in connection with the merger. The values in this table assume no reduction under the terms of the employment agreements for any payments that may constitute “parachute payments” under Section 280G of the U.S. Internal Revenue Code.

Some of the amounts set forth in the table would be payable solely by virtue of the consummation of the merger. In addition to the assumptions regarding the consummation date of the merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the mergers may differ from the amounts set forth below.

Name	Cash ($) (1)	Equity ($) (2)	Total ($)
Stephen Dilly	1,591,271	39,837,140	41,428,411
Barbara Klencke	1,213,455	11,386,774	12,600,229
Mark Kowalski (3)	0	1,574,738	1,574,738

(1)

The amounts listed in this column for Dr. Dilly and Dr. Klencke represent the “double-trigger” cash severance payments to which each of these named executive officers may become entitled under their employment agreements in the event of their involuntary termination within the twelve (12) month period following consummation of a “change in control” (which includes the merger), all as defined above and described in more detail in the section of this proxy statement captioned “—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Executive Severance Agreements.” The amounts listed in this column represent (i) the value of 18 months of base salary severance, determined under respective executive’s employment agreement, paid in a lump-sum for Dr. Dilly and as continued payments over 18 months following termination for Dr. Klencke, and (ii) the aggregate amount of monthly cash payments to continue the executive’s health insurance at the coverage level in effect at the termination date for a period of 18 months, as shown in the table below.

Name	Salary Severance ($)	Aggregate Cash Healthcare Payment ($)	Total ($)
Stephen Dilly	1,514,697	76,574	1,591,271
Barbara Klencke	1,158,762	54,693	1,213,455

(2)

Represents the dollar value of payments in cancellation of Sierra options in the merger, assuming, solely for purposes of this table, continued employment or other service of each named executive officer through the consummation of the merger. The values for each award in the table below represent the product of (x) the excess, if any, of $55.00 less the per share exercise price of the Sierra option, and (y) the number of shares of Sierra Oncology common stock issuable upon exercise in full of the Sierra options. The reported values include payments in cancellation of Sierra options that were unvested prior to the merger and were subject to “single-trigger” vesting acceleration, shown in the table below.

Name	Number of Shares Subject to Options Accelerating (#)	Per Share Value of Options Accelerating ($)	Total ($)
Stephen Dilly	721,500	55.00	26,851,005
Barbara Klencke	189,314	55.00	6,946,681
Mark Kowalski	36,750	55.00	1,574,738

(3)

On March 22, 2022, we entered into a transition agreement and release with Dr. Kowalski, our former Chief, Research and Early Development, pursuant to which his employment terminated on March 10, 2022. This agreement was entered into independently of the merger and for purposes of this table, we assume that none of the consideration received by Dr. Kowalski in connection with the transition agreement is contingent upon or related to the merger. Under the transition agreement, Dr. Kowalski received or is in the process of receiving a total severance payment of $474,986, representing twelve months base salary, less applicable withholdings, paid over twelve months from the termination date, plus a total of $17,290 to assist Dr. Kowalski’s out-of-pocket healthcare costs, at a rate of $1,330 per month, less applicable withholdings, for thirteen months from the termination date. Dr. Kowalski also entered into a consulting agreement with Sierra Oncology following the termination of his employment through June 30, 2023, pursuant to which he will be paid $400 per hour of consulting service provided. Under the transition agreement, Dr. Kowalski agreed to permanently forfeit the unvested portion of each time-based Sierra option as of the termination date. Dr. Kowalski’s performance-based Sierra options remain outstanding following his termination and will accelerate vesting and be cancelled in accordance with the merger agreement.

Employment Arrangements Following the Merger

As of the date of this proxy statement, none of Sierra Oncology’s executive officers have (1) reached an understanding on potential employment or other retention terms with the surviving corporation or with GSK or Acquisition Sub; or (2) entered into any definitive agreements or arrangements regarding employment or other retention with the surviving corporation or with GSK or Acquisition Sub to be effective following the consummation of the merger. However, prior to the effective time of the merger, GSK or Acquisition Sub may have discussions regarding employment or other retention terms and may enter into definitive agreements regarding employment or retention with certain of Sierra Oncology’s employees to be effective as of the effective time of the merger.

Closing and Effective Time of the Merger

The closing of the merger will take place (1) on a date that is as soon as possible, but no later than the second business day after the satisfaction or waiver (to the extent permitted under the merger agreement) of the last to be satisfied or waived of the closing conditions of the merger (described in the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions; or (2) at such other time agreed to by Sierra Oncology, GSK and Acquisition Sub. On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of such certificate of merger, or at a later time agreed to in writing by the parties and specified in such certificate of merger.

Appraisal Rights

If the merger is consummated, our stockholders who do not vote in favor of the adoption of the merger agreement, who properly demand an appraisal of their shares, who continuously hold their shares through the effective time of the merger, who otherwise comply with the procedures of Section 262 of the DGCL and who do not withdraw their demands or otherwise lose their rights to appraisal are entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL, which we refer to as “Section 262.” Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of our common stock.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of our common stock is entitled to demand appraisal of the shares registered in that holder’s name. A person having a beneficial interest in shares of our common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to demand an appraisal of such holder’s shares. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee to ensure that appraisal rights are exercised. Stockholders should carefully review the full text of Section 262 as well as the information discussed below.

Under Section 262, if the merger is completed, holders of record of shares of our common stock who (1) submit a written demand for appraisal of such stockholder’s shares to Sierra Oncology prior to the vote on the adoption of the merger agreement; (2) do not vote in favor of the adoption of the merger agreement; (3) continuously are the record holders of such shares through the effective time of the merger; and (4) otherwise comply with the procedures and satisfy certain ownership thresholds set forth in Section 262 may be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all of our stockholders who asserted appraisal rights unless (1) the total number of shares of our common stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of our common stock as measured in accordance with subsection (g) of Section 262; or (2) the value of the merger consideration in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Sierra Oncology’s notice to our stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex B. In connection with the merger, any holder of shares of our common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex B carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the per share price described in the merger agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, Sierra Oncology believes that if a stockholder is considering exercising such rights, that stockholder should seek the advice of legal counsel.

Stockholders wishing to exercise the right to seek an appraisal of their shares of our common stock must do ALL of the following:

•	the stockholder must not vote in favor of the proposal to adopt the merger agreement;

•	the stockholder must deliver to Sierra Oncology a written demand for appraisal before the vote on the merger agreement at the special meeting;

•

the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger (a stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger); and

•

a stockholder (or any person who is the beneficial owner of shares of our common stock held either in a voting trust or by a nominee on behalf of such person) or the surviving corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within 120 days after the effective time of the merger (the surviving corporation is under no obligation to file any petition and has no intention of doing so).

In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all of our stockholders who asserted appraisal rights unless one of the ownership thresholds is met.

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, each of our stockholders who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement, abstain or not vote his, her or its shares.

Filing Written Demand

A stockholder wishing to exercise appraisal rights must deliver to Sierra Oncology, before the vote on the adoption of the merger agreement at the special meeting, a written demand for the appraisal of such stockholder’s shares. In addition, that stockholder must not vote or submit a proxy in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, in person at the special meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A stockholder exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting will constitute a waiver of appraisal rights.

Only a holder of record of shares of our common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of our common stock should be executed by or on behalf of the holder of record and must reasonably inform Sierra Oncology of the identity of the holder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if such shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.

STOCKHOLDERS WHO HOLD THEIR SHARES IN “STREET NAME” BY A BANK, BROKER, TRUST OR OTHER NOMINEE AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER, TRUST OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER, TRUST OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER, TRUST OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Sierra Oncology, Inc.

1820 Gateway Drive, Suite 110

San Mateo, California 94404

Attention: Corporate Secretary

At any time within 60 days after the effective date of the merger, any holder of shares of our common stock may withdraw his, her or its demand for appraisal and accept the per share price offered pursuant to the merger agreement, without interest and less any applicable withholding taxes, by delivering to Sierra Oncology, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger. If Sierra Oncology, as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the merger agreement.

Notice by the Surviving Corporation

If the merger is completed, within 10 days after the effective time of the merger, the surviving corporation will notify each record holder of shares of our common stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any holder of shares of our common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 (or the beneficial owner of such shares) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our common stock. Accordingly, any holders of shares of our common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within 120 days after the effective time of the merger, any holder of shares of our common stock who has complied with the requirements for an appraisal of such holder’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which Sierra Oncology has received demands for appraisal, and the aggregate number of holders of such shares. The surviving corporation must send this statement to the requesting stockholder within 10 days after receipt by the surviving corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of our common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

If a petition for an appraisal is duly filed by a holder of shares of our common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the surviving corporation and all of the stockholders shown on the verified list at the addresses stated therein. Any such notice shall also be given by one or more publications at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware or any other publication which the Delaware Court of Chancery deems advisable. The costs of any such notice are borne by the surviving corporation.

After notice to dissenting stockholders as required by the court, at the hearing on such petition, the Delaware Court of Chancery will determine the stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded appraisal for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

The Delaware Court of Chancery will dismiss appraisal proceedings as to all of our stockholders who assert appraisal rights unless (1) the total number of shares for which appraisal rights have been pursued and perfected exceeds one percent of the outstanding shares of our common stock as measured in accordance with subsection (g) of Section 262 or (2) the value of the merger consideration in respect of the shares for which appraisal rights have been pursued and perfected exceeds $1 million.

Determination of Fair Value

After the Delaware Court of Chancery determines the holders of our common stock entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied in respect of our stockholders seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although Sierra Oncology believes that the per share price is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share price. Neither Sierra Oncology nor GSK anticipates offering more than the per share price to any stockholder exercising appraisal rights, and each of Sierra Oncology and GSK reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than the per share price. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of our stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal. In the absence of such determination or assessment, each party bears its own expenses.

If any stockholder who demands appraisal of his, her or its shares of our common stock under Section 262 fails to perfect, or loses or validly withdraws, such holder’s right to appraisal, the stockholder’s shares of our common stock will be deemed to have been converted at the effective time of the merger into the right to receive the per share price as provided in the merger agreement. A stockholder will fail to perfect, or effectively lose, such holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger, if neither of the ownership thresholds above has been satisfied in respect of our stockholders seeking appraisal rights or if the stockholder delivers to the surviving corporation a written withdrawal of such holder’s demand for appraisal and an acceptance of the per share price as provided in the merger agreement in accordance with Section 262.

From and after the effective time of the merger, no stockholder who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of the stockholders seeking appraisal rights or if such stockholder delivers to the surviving corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger, either within 60 days after the effective date of the merger or thereafter with the written approval of the surviving corporation, then the right of such stockholder to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger.

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. In that event, you will be entitled to receive the per share price for your dissenting shares in accordance with the merger agreement, without interest and less any applicable withholding taxes. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

The merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of material U.S. federal income tax consequences of the merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares of our common stock are converted into the right to receive cash pursuant to the merger. This discussion is based upon the U.S. Internal Revenue Code of 1986 (which we refer to as the “Code”), U.S. Treasury Regulations promulgated under the Code, court decisions, published positions of the U.S. Internal Revenue Service (which we refer to as the “IRS”) and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

•

tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; holders who hold their common stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code; Non-U.S. Holders that own (directly or by attribution) more than five percent of our common stock; or certain former citizens or long-term residents of the United States;

•	tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•	tax consequences to holders who received their shares of our common stock in a compensatory transaction or pursuant to the exercise of options or warrants;

•	tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

•	tax consequences to holders who hold their common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•	tax consequences arising from the Medicare tax on net investment income;

•

tax consequences to holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of our common stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	the U.S. federal estate, gift or alternative minimum tax consequences, if any;

•	any state, local or non-U.S. tax consequences; or

•	tax consequences to holders that do not vote in favor of the merger and who properly demand appraisal of their shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership or other pass-through entity for U.S. federal income tax purposes) is a beneficial owner of shares of our common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of our common stock and partners therein should consult their tax advisors regarding the consequences of the merger.

No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES, AS WELL AS ANY CONSEQUENCES ARISING UNDER FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of our common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of our common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the merger, and certain other conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or

Information Reporting and Backup Withholding

Information reporting and backup withholding (at a current rate of 24 percent) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form); or (2) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form); or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.

A U.S. Holder may be required to retain records related to such holder’s common stock and file with its U.S. federal income tax return, for the taxable year that includes the Merger, a statement setting forth certain facts relating to the merger.

FACTA

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to as “FATCA”), impose a U.S. federal withholding tax of 30 percent on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of 30 percent on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the federal withholding tax of 30 percent applicable to the gross proceeds of a sale or other disposition of our common stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.

Holders of our common stock are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the disposition of our common stock pursuant to the merger.

Regulatory Approvals Required for the Merger

General Efforts

Under the merger agreement, GSK, Acquisition Sub and Sierra Oncology agreed to use reasonable best efforts to take, or cause to be taken, all actions, do, or cause to be done, all things and assist and cooperate with the other parties in doing, or causing to be done, all things necessary, proper or advisable under applicable law to consummate the merger, including: (1) obtaining all consents, waivers, approvals, orders and authorizations from governmental authorities; and (2) making all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the merger.

HSR Act; Competition and Regulatory Laws

Under the HSR Act, the merger cannot be completed until GSK and Sierra Oncology file a Notification and Report Form with the Federal Trade Commission (which we refer to as the “FTC”) and the Antitrust Division of the Department of Justice (which we refer to as the “DOJ”), and the applicable waiting period has expired or been terminated. The parties filed a notification and report form with the FTC and DOJ on April 28, 2022. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. The initial waiting period under the HSR Act is set to expire at 11:59 p.m., Eastern time, on May 30, 2022.

Sierra Oncology and GSK have each agreed to cooperate reasonably with each other in connection with the making of filings with the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which a filing is made pursuant to other antitrust laws or other laws that provide for review of the cross-border acquisition of any interest in or assets of a business (including for national security or defense reasons) (which we refer to, collectively, as “regulatory laws”). Sierra Oncology and GSK have each also agreed to (1) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (2) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws or other regulatory laws applicable to the merger, (b) obtain any required approvals, consents, and clearances pursuant to any antitrust laws applicable to the merger and to remove any court or regulatory orders under any regulatory laws impeding the ability to consummate the merger by the termination date (as defined in the section of this proxy statement captioned “The Merger Agreement—Termination of the Merger Agreement”), and (c) certify compliance with any request for additional information or documentary material from any governmental authority with respect to the merger pursuant to the HSR Act or other regulatory laws.

At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws (or the relevant authorities for filings made under other regulatory laws) as it deems necessary or desirable, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Sierra Oncology or GSK. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Other Regulatory Approvals

One or more governmental bodies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents to the merger. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained, and there may be a substantial period of time between the approval by our stockholders and the completion of the merger.

Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

The Support Agreements

In connection with entering into the merger agreement, on April 12, 2022, following Sierra Oncology Board approval thereof, the support agreement parties, in each case solely in their capacities as holders of our common stock and other Sierra Oncology securities, entered into the support agreements with GSK and Sierra Oncology. As of April 8, 2022, the support agreements cover approximately 28 percent of our common stock.

Under the support agreements, the support agreement parties have agreed to vote all of their shares of our common stock (1) in favor of the adoption of the merger agreement and the approval of the merger; and (2) in favor of any adjournment, recess, delay or postponement recommended by Sierra Oncology (and not publicly opposed by GSK) with respect to any stockholder meeting with respect to the merger agreement, (3) against (a) the adoption or approval of any acquisition proposal; and (b) against any other proposed action, agreement or transaction involving Sierra Oncology that is intended, or would reasonably be expected, to prevent, materially impair or materially delay the consummation of the merger or the other transactions contemplated by the merger agreement, including any merger, consolidation or other business combination involving Sierra Oncology (other than the merger). The support agreement parties have also waived appraisal rights in connection with the merger, and have agreed not to raise certain legal challenges to the merger.

Pursuant to the support agreements, the support agreement parties have agreed not to, until the termination of the support agreements and subject to certain exceptions in the support agreements, (1) create or permit to exist any liens (other than certain permitted liens) on their shares of common stock, (2) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative agreements with respect to any of their shares of common stock, or grant any right or interest therein (or consent to do any of the foregoing), (3) grant or permit the grant of any proxy, power of attorney, or other authorization or consent in or with respect to any of their shares of common stock inconsistent with such stockholder’s obligations under the support agreement, (4) deposit or permit the deposit of any of their shares of common stock into a voting trust or enter into a support agreement or arrangement with respect to any of their shares of common stock or (5) take any other action that would in any way be reasonably expected to prevent or materially impair the stockholder’s ability to timely perform its obligations under the support agreement.

The support agreements terminate automatically upon the earliest to occur of (1) the termination of the merger agreement in accordance with its terms, (2) the effective time of the merger, (3) the effectiveness of any amendment, modification or supplement to the merger agreement that decreases the per share price or changes the form of the consideration to be received by the holders of common stock in the merger, or (4)  as to any stockholder, by mutual agreement with GSK, Sierra Oncology and the stockholder.

Treatment of Warrants in the Merger

At the effective time of the merger and upon the terms and conditions set forth in the merger agreement, each Series A warrant that is outstanding as of immediately prior to the effective time of the merger will be cancelled and extinguished and represent only the right of the holder thereof to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the Black Scholes Value (as defined in such Series A warrant), which is calculated under the terms of the Series A warrants to be

$45.98 per share of our common stock subject to the Series A warrants.

At the effective time of the merger and upon the terms, each pre-funded warrant that is outstanding as of immediately prior to the effective time of the merger will be deemed exercised in full as a “cashless exercise” (as described in the pre-funded warrants) effective upon the effective time of the merger, in accordance with the terms of the pre-funded warrants, and the holder thereof shall be entitled to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the product obtained by multiplying (1) the amount of the per share price by (2) the number of shares of common stock deemed to be issuable upon exercise in full of the pre-funded warrant as a “cashless exercise” calculated in accordance with and subject to the terms and conditions of the pre-funded warrants.

At the effective time of the merger, any outstanding warrants to purchase common stock of Sierra Oncology with a per share exercise price greater than the per share price will be cancelled and extinguished without any cash payment in respect thereof.

Delisting and Deregistration of Our Common Stock

If the merger is completed, our common stock will no longer be traded on the Nasdaq and will be deregistered under the Exchange Act. We will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of our common stock.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

We are asking you to approve the adoption of the merger agreement. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth in the sections of this proxy statement captioned “The Merger” and “The Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.

The Sierra Oncology Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF CERTAIN

MERGER-RELATED EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger, as disclosed in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Golden Parachute Compensation,” including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger.”

We are asking our stockholders to approve the compensation that will or may become payable by Sierra Oncology to our named executive officers in connection with the merger. These payments are set forth in the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Golden Parachute Compensation” and the accompanying footnotes and additional disclosures referenced therein. The various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of Sierra Oncology’s overall compensation program for our named executive officers and previously have been disclosed to stockholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements and/or on Form 8-K. These historical arrangements were adopted and approved by the Compensation Committee of the Sierra Oncology Board, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.

Accordingly, we are seeking approval of the following resolution at the special meeting:

“RESOLVED, that the stockholders of Sierra Oncology, Inc. approve the compensation that will or may become payable to Sierra Oncology’s named executive officers in connection with the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger—Golden Parachute Compensation” in Sierra Oncology’s proxy statement for the special meeting.”

Our stockholders should note that this proposal is not a condition to completion of the merger, and as a non-binding, advisory vote, the result will not be binding on Sierra Oncology, the Sierra Oncology Board or GSK. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be eligible to receive the compensation that is based on or that otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.

The Sierra Oncology Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

We are asking you to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. Finally, the chairperson of the special meeting is permitted by our bylaws to adjourn the special meeting even if our stockholders have not approved the proposal to adjourn the special meeting.

The Sierra Oncology Board unanimously recommends that you vote “FOR” this proposal.

THE MERGER AGREEMENT

The following summary describes the material provisions of the merger agreement. The descriptions of the merger agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to carefully read and consider the merger agreement, which is the legal document that governs the merger, and in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement, and not by this summary or any other information contained in this proxy statement.

The representations, warranties, covenants and agreements described below and included in the merger agreement (1) were made only for purposes of the merger agreement and as of specific dates; (2) were made solely for the benefit of the parties to the merger agreement; (3) may be subject to important qualifications, limitations and supplemental information agreed to by Sierra Oncology, GSK and Acquisition Sub in connection with negotiating the terms of the merger agreement; and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to GSK and Acquisition Sub by Sierra Oncology in connection with the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between Sierra Oncology and GSK and Acquisition Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Our stockholders are not generally third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Sierra Oncology, GSK or Acquisition Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time of the merger. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Sierra Oncology, GSK and Acquisition Sub because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide you with any other factual information regarding Sierra Oncology, GSK, Acquisition Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Sierra Oncology and our business.

Closing and Effective Time of the Merger

The closing of the merger will take place (1) on a date that is as soon as possible, but no later than the second business day after the satisfaction or waiver of all of the conditions to closing of the merger, other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions; or (2) at such other time agreed to by Sierra Oncology, GSK and Acquisition Sub. On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of that certificate of merger, or at a later time as may be agreed to in writing by the parties and specified in such certificate of merger.

Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers

The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger: (1) Acquisition Sub will be merged with and into Sierra Oncology; (2) the separate existence of Acquisition Sub will cease; and (3) Sierra Oncology will continue as the surviving corporation in the merger and an indirect wholly owned subsidiary of GSK. From and after the effective time of the merger, all of the property, rights, privileges, powers and franchises of Sierra Oncology and Acquisition Sub will vest in the surviving corporation and all of the debts, liabilities and duties of Sierra Oncology and Acquisition Sub will become the debts, liabilities and duties of the surviving corporation.

At the effective time of the merger, the certificate of incorporation of Sierra Oncology as the surviving corporation will be amended and restated in its entirety to conform to the certificate of incorporation of Acquisition Sub as in effect immediately prior to the effective time of the merger, and the bylaws of Sierra Oncology as the surviving corporation will be amended and restated in its entirety to conform to the bylaws of Acquisition Sub, as in effect immediately prior to the effective time of the merger, in each case, until thereafter amended.

From and after the effective time of the merger, the parties will take all necessary actions so that the board of directors of the surviving corporation will consist of the directors of Acquisition Sub as of immediately prior to the effective time of the merger, to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly elected or appointed and qualified, or until their resignation or removal. From and after the effective time of the merger, the parties will take all necessary actions so that the officers of Acquisition Sub as of immediately prior to the effective time of the merger will be the officers of the surviving corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly appointed, or until their resignation or removal.

Conversion of Shares

Common Stock

Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, each outstanding share of our common stock (other than shares: (1) held by Sierra Oncology as treasury stock; (2) owned by GSK or Acquisition Sub; (3) owned by any direct or indirect wholly owned subsidiary of GSK or Acquisition Sub; or (4) held by stockholders who have properly and validly exercised, and not withdrawn or otherwise lost, their appraisal rights under the DGCL) will be cancelled and automatically converted into the right to receive the per share price in cash, without interest and less any applicable withholding taxes (or, in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the terms of the merger agreement).

At the effective time of the merger, each outstanding share of our common stock that is (1) held by Sierra Oncology as treasury stock, (2) owned by GSK or Acquisition Sub, or (3) owned by any direct or indirect wholly owned subsidiary of GSK or Acquisition Sub will be cancelled and extinguished without any payment therefor.

At the effective time of the merger, each share of our common stock of Acquisition Sub outstanding immediately prior to the effective time of the merger will be converted into one validly issued, fully paid and nonassessable share of our common stock of the surviving corporation and each certificate representing ownership of such shares of our common stock of Acquisition Sub will thereafter represent ownership of shares of our common stock of the surviving corporation.

Equity Awards

The merger agreement provides that Sierra Oncology’s equity awards that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment at the effective time of the merger:

Treatment of Sierra Options

At the effective time of the merger, each Sierra option that is outstanding and unexercised as of immediately prior to the effective time of the merger will accelerate vesting in full and will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the product of (1) the excess, if any, of the per share price less the exercise price per share of such option, and (2) the number of shares of our common stock issuable upon exercise in full of such Sierra option. The number of shares of our common stock issuable for Sierra options subject to performance-based vesting for performance periods outstanding at the effective time will be deemed to be the number of shares issuable following satisfaction of maximum achievement of performance criteria. The cash payment amount (less any required withholding and other taxes) will be paid to the applicable Sierra option holder following the effective time of the merger, in accordance with the terms of the merger agreement. Sierra options with an exercise price per share equal to or greater than the per share price will be cancelled without any cash payment in respect thereof.

Sierra Warrants

At the effective time of the merger and upon the terms and conditions set forth in the merger agreement, each warrant to purchase common stock of Sierra Oncology issued on January 31, 2020, and as amended on September 8, 2021 (the “Series A warrants”) that is outstanding as of immediately prior to the effective time of the merger will be cancelled and extinguished and represent only the right of the holder thereof to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the Black Scholes Value (as defined in such Series A warrant), which is calculated under the terms of the Series A warrants to be $45.98 per share of our common stock subject to the Series A warrants (which we refer to as the “Series A warrant consideration”).

At the effective time of the merger, each pre-funded warrant to purchase common stock of Sierra Oncology originally issued January 31, 2022 (the “pre-funded warrants” and together with the Series A warrants, the “Sierra warrants”) that is outstanding as of immediately prior to the effective time of the merger will be deemed exercised in full as a “cashless exercise” (as described in the pre-funded warrants) effective upon the effective time of the merger, in accordance with the terms of the pre-funded warrants, and the holder thereof shall be entitled to receive an amount in cash (less any required withholding and other taxes), without interest, equal to the product obtained by multiplying (1) the amount of the per share price by (2) the number of shares of common stock deemed to be issuable upon exercise in full of the pre-funded warrant as a “cashless exercise” calculated in accordance with and subject to the terms and conditions of the pre-funded warrants.

At the effective time of the merger, any outstanding warrants to purchase common stock of Sierra Oncology with a per share exercise price greater than the per share price will be cancelled and extinguished without any cash payment in respect thereof.

Payment Agent, Exchange Fund and Exchange and Payment Procedures

Prior to the closing of the merger, GSK will appoint an agent reasonably acceptable to Sierra Oncology, which we refer to as the “payment agent,” to make payments of the merger consideration to our stockholders and warrant holders. At or prior to the closing of the merger, GSK will deposit (or cause to be deposited) with the payment agent cash that is sufficient in the aggregate to pay the aggregate amount of merger consideration to our stockholders and warrant holders in accordance with the merger agreement.

Promptly (and in any event within 3 business days) following the effective time of the merger, GSK and the surviving corporation will cause the payment agent to mail to each holder of record (as of immediately prior to the effective time of the merger) of a certificate that immediately prior to the effective time of the merger represented outstanding shares of our common stock (other than excluded shares), a letter of transmittal and instructions advising stockholders how to surrender stock certificates in exchange for merger consideration. Upon receipt of (1) surrendered certificates for cancellation (or an appropriate affidavit for lost, stolen or destroyed certificates, together with any required bond); and (2) a duly completed and validly executed letter of transmittal and such other documents as may be reasonably requested by the payment agent, the holder of such certificate will be entitled to receive an amount in cash equal to the product of (a) the aggregate number of shares of our common stock represented by such certificate and (b) the per share price. The amount of any per share price paid to our stockholders will not include interest and may be reduced by any applicable withholding taxes.

Notwithstanding the foregoing, any holder of shares of our common stock held in book-entry form (which we refer to as “uncertificated shares”) will not be required to deliver a certificate or an executed letter of transmittal (as both are described above) to the payment agent to receive the consideration payable in respect thereof. Each holder of record (as of immediately prior to the effective time of the merger) of uncertificated shares that immediately prior to the effective time of the merger represented an outstanding share of our common stock will, upon receipt of an “agent’s message” in customary form at the effective time of the merger, and any documents as may reasonably be requested by the payment agent, be entitled to receive, and the payment agent will pay and deliver as promptly as practicable, an amount in cash equal to the product of (1) the aggregate number of shares of our common stock represented by such holder’s transferred uncertificated shares; and (2) the per share price. The amount of consideration paid to such Sierra Oncology stockholders will not include interest and may be reduced by any applicable withholding taxes. Such uncertificated shares so surrendered will be cancelled.

If any cash deposited with the payment agent is not claimed within one year following the effective time of the merger, such cash will be returned to GSK upon demand, and any of our stockholders as of immediately prior to the merger who have not complied with the exchange procedures in the merger agreement will thereafter look only to GSK for satisfaction of payment of the merger consideration (subject to abandoned property law, escheat law or similar laws). None of the payment agent, GSK, the surviving corporation or any other party will be liable to any of our stockholders with respect to any cash amounts properly paid to a public official pursuant to any applicable abandoned property law, escheat law or similar laws.

The letter of transmittal will include instructions if a stockholder has lost a share certificate or if such certificate has been stolen or destroyed. In the event that any share certificates have been lost, stolen or destroyed, then the payment agent will issue the per share price to such holder upon the making by such holder of an affidavit for such lost, stolen or destroyed certificate. GSK or the payment agent may, in its discretion and as a condition precedent to the payment of the per share price, require such stockholder to deliver a bond in such amount as GSK or the payment agent may direct as indemnity against any claim that may be made against GSK, the surviving corporation or the payment agent with respect to such certificate.

Representations and Warranties

Some of the representations and warranties in the merger agreement made by Sierra Oncology are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the merger agreement, “Company Material Adverse Effect” means, with respect to Sierra Oncology, any change, event, effect, development or occurrence (each, an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of Sierra Oncology and its subsidiaries, taken as a whole. None of the following Effects (by themselves or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

•	changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (A) changes in monetary policy, interest rates or credit ratings in the United States or any other country or region of the world; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

changes in conditions in the industry or segments in which Sierra Oncology and its subsidiaries conducts business, including any supply chain disruptions or shortages (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

changes in regulatory, legislative or political conditions in the United States or any other country or region in the world (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any outbreak of hostilities, civil unrest, civil disobedience, acts of war, sabotage, sanctions, cyberattack, terrorism or military actions (including any escalation or worsening of any of the foregoing) in the United States or any other country or region in the world, including an outbreak or escalation of hostilities involving the United States or any other governmental authority or the declaration by the United States or any other governmental authority of a national emergency or war (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions or other similar force majeure events (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

pandemics (including the COVID-19 pandemic), epidemics or contagious disease outbreaks (or escalation or worsening of any such events or occurrences, including, in each case, the response of governmental authorities) (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•	any Effect resulting from the execution or announcement of the merger agreement (including the identity of GSK) or the pendency or consummation of the merger or the other transactions contemplated by the merger agreement, including the impact thereof on the relationships, contractual or otherwise, of Sierra Oncology and its subsidiaries with employees, suppliers, customers, partners, vendors, governmental authorities or any other third person (provided that the exception in this clause shall not apply to any representation or warranty that addresses the consequences resulting from the execution or announcement of the merger agreement or the pendency or consummation of the merger or the other transactions contemplated by the merger agreement);

•

any action taken or refrained from being taken, in each case to which GSK has expressly approved, consented to or requested in writing (including by email) that such action be taken or refrained from being taken following the date of the merger agreement;

•

changes or proposed changes in GAAP or other accounting standards or law (or the enforcement or interpretation of any of the foregoing) or changes in the regulatory accounting requirements applicable to any industry in which Sierra Oncology and its subsidiaries operate (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Sierra Oncology relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

changes in the price or trading volume of Sierra Oncology’s common stock, in each case in and of itself (it being understood that the cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred unless otherwise excluded pursuant hereto); or

•

any failure, in and of itself, by Sierra Oncology and its subsidiaries to meet (A) any internal or analyst estimates or expectations of Sierra Oncology’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred unless otherwise excluded pursuant hereto).

In the merger agreement, Sierra Oncology has made customary representations and warranties to GSK and Acquisition Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement and the company disclosure letter to the merger agreement. These representations and warranties relate to, among other things:

•	organization and good standing;

•	corporate power and enforceability;

•	approval of the Sierra Oncology Board;

•	Sierra Oncology’s receipt of a fairness opinion;

•	compliance with anti-takeover laws;

•	the nature of the required approval of our stockholders;

•	non-contravention of certain agreements and laws;

•	requisite governmental approvals;

•	Sierra Oncology’s capitalization;

•	Sierra Oncology’s subsidiaries and their capitalization;

•	Sierra Oncology’s SEC reports;

•	Sierra Oncology’s financial statements, internal controls and indebtedness;

•	no undisclosed liabilities;

•	absence of certain changes;

•	material contracts;

•	real property matters;

•	environmental matters;

•	intellectual property matters;

•	privacy, data protection and data security matters;

•	tax matters;

•	employee plans;

•	labor matters;

•	regulatory matters;

•	permits;

•	compliance with laws;

•	legal proceedings and orders;

•	insurance;

•	related party transactions; and

•	brokers.

Under the merger agreement, GSK and Acquisition Sub acknowledge that Sierra Oncology has not made any representations or warranties other than those expressly set forth in the merger agreement or the certificate delivered by Sierra Oncology pursuant to the merger agreement, and expressly disclaim reliance on any representation, warranty or other information regarding Sierra Oncology, other than those expressly set forth in the merger agreement, the support agreements or any certificate delivered by Sierra Oncology pursuant to the merger agreement.

In the merger agreement, GSK and Acquisition Sub have made customary representations and warranties to Sierra Oncology that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

•	organization and good standing;

•	power and enforceability;

•	non-contravention of certain agreements and laws;

•	requisite governmental approvals;

•	legal proceedings and orders;

•	ownership of Sierra Oncology capital stock;

•	brokers;

•	no GSK vote or approval required;

•	financial capability; and

•	absence of stockholder and management arrangements.

Under the merger agreement, Sierra Oncology acknowledges that GSK and Acquisition Sub have not made any representations or warranties other than those expressly set forth in the merger agreement and expressly disclaims reliance on any representation, warranty or other information regarding GSK and Acquisition Sub, other than those expressly set forth in the merger agreement.

The representations and warranties contained in the merger agreement will not survive the consummation of the merger.

Conduct of Business Pending the Merger

Other than as contemplated by the merger agreement, set forth in the company disclosure letter to the merger agreement or approved by GSK, from the date of the merger agreement to the effective time of the merger (or termination of the merger agreement), Sierra Oncology agreed to:

•	maintain its existence in good standing pursuant to applicable law;

•	conduct its business and operations in the ordinary course of business; and

•

use its reasonable best efforts to (1) preserve intact in all material respects its assets, properties, contracts and business organizations; (2) keep available the services of its current officers and key employees; and (3) preserve in all material respects its current business relations.

Sierra Oncology has also agreed that it will not and will not permit any of its subsidiaries to:

•	amend or otherwise change the charter, bylaws or any other similar organizational document of Sierra Oncology or any of its subsidiaries;

•	propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•

issue, sell, grant, pledge or deliver, or agree or commit to issue, sell, grant, pledge or deliver, any Sierra Oncology securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, other instruments convertible or exchangeable or exercisable for Sierra Oncology securities or otherwise), except (1) for the issuance, delivery or sale of shares of our common stock pursuant to Sierra options or Sierra warrants in accordance with their terms as in effect as of the date of the merger agreement; or (2) as contemplated by the relevant sections of the merger agreement;

•

directly or indirectly acquire, repurchase or redeem any securities or offer to acquire, repurchase or redeem any securities, except for (1) pursuant to the terms and conditions of the Sierra options and Sierra warrants in accordance with their terms as in effect as of the date of the merger agreement; or (2) transactions between Sierra Oncology and any of its wholly owned subsidiaries;

•

acquire, directly or indirectly, (by merger, consolidation or acquisition of stock or assets) any equity interests in any other person or make any material investment in any other person (other than a wholly owned subsidiary of Sierra Oncology) or enter into any joint venture, partnership, limited liability company or similar arrangement with any person (other than Sierra Oncology or any of its wholly owned subsidiaries);

•	acquire, or agree to acquire fee ownership (or its jurisdictional equivalent) of any real property;

•

(i) adjust, split, subdivide, combine or reclassify any shares of its capital stock or other equity interests; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any wholly owned subsidiary of Sierra Oncology to Sierra Oncology or one of its other wholly owned subsidiaries; (iii) pledge or encumber any shares of its capital stock or other equity or voting interest; or (iv) modify the terms of any shares of its capital stock or other equity or voting interest;

•

(i) incur or assume any indebtedness or issue any debt securities, except (A) for loans or advances between wholly owned subsidiaries of Sierra Oncology or between Sierra Oncology and its wholly owned subsidiaries or (B) obligations incurred pursuant to business credit cards in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, except with respect to obligations of wholly owned subsidiaries of Sierra Oncology otherwise permitted under the merger agreement; (iii) make any loans, advances or capital contributions to, or investments in, any other person, except for loans or advances between wholly owned subsidiaries of Sierra Oncology or between Sierra Oncology and its wholly owned subsidiaries and capital contributions in wholly owned subsidiaries of Sierra Oncology; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create any lien thereon (other than permitted liens);

•

except (a) in order to comply with applicable law, (b) as required pursuant to the existing terms of any Sierra Oncology benefit plan in effect on the date of the merger agreement, (c) as provided in the merger agreement or (d) as set forth in the Sierra Oncology disclosure schedule, (1) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting of any compensation, or benefits under, any Sierra Oncology benefit plan; (2) grant to any service provider whose annual cash compensation exceeds $250,000 any increase in cash compensation, bonus or other benefits; (3) grant to any service provider, any new or increased change in control, retention, severance or termination pay; (4) enter into any employment, consulting, change in control, retention, severance or termination agreement with any service providers (other than employment agreements with newly-hired non-officer employees or consultants in the ordinary course of business and consistent with past practice or termination agreements to obtain a release of claims from terminating employees for without prior severance agreements, in each case, in an amount not to exceed, and otherwise in a manner and form consistent with disclosed severance practices; or (5) terminate any employee of Sierra Oncology or any of its subsidiaries with an annual cash compensation in excess of $250,000, other than terminations for cause;

•

acquire, sell, lease, license, sublicense, pledge, covenant not to sue or grant any release under, abandon, cancel, forfeit, dedicate to the public, fail to maintain, fail to prosecute, allow to lapse (other than any patent expiring at the end of its statutory term in relation to which no patent term extension or supplementary protection certificate is available, and other than abandoning, forfeiting, failing to maintain, failing to prosecute or allowing to lapse, in the ordinary course of business consistent with past practice, any intellectual property owned by Sierra Oncology or its subsidiaries that would not be material to Sierra Oncology and its subsidiaries taken as a whole) assign, transfer, disclose, intentionally create any lien on, or otherwise dispose of or grant any rights under any of Sierra Oncology’s or its subsidiaries’ intellectual property, or amend, renew, terminate, sublicense, assign or modify any license or other agreement entered into by Sierra Oncology or any of its subsidiaries with respect to any intellectual property licensed by Sierra Oncology or one of its subsidiaries pursuant to a material contract, other than the grant by Sierra Oncology or any of its subsidiaries of nonexclusive licenses to third party contractors, customers, distributors or service providers in the ordinary course of business consistent with past practice under Sierra Oncology’s or its subsidiaries’ intellectual property that is not material to Sierra Oncology and its subsidiaries taken as a whole;

•

disclose any trade secrets that are material to Sierra Oncology and its subsidiaries, taken as a whole, and contained in any of Sierra Oncology’s or its subsidiaries’ intellectual property to any third party, other than under confidentiality obligations binding on such third party;

•

initiate, settle, release, waive or compromise any pending or threatened legal proceeding, including any claim that provides for any injunctive or other non-monetary relief, except for the settlement of any legal proceedings (i) (1) solely for monetary damages in an amount that do not exceed $300,000 individually or $600,000 in the aggregate and (2) without an admission of guilt; or (ii) settled in compliance with the merger agreement;

•	except as required by GAAP, make any change in any of its accounting principles or practices;

•

(i) make, rescind or change any material tax election; (ii) settle, consent to or compromise any material tax claim or assessment or surrender a right to a material tax refund; (iii) consent to any extension or waiver of any limitation period with respect to any material tax claim or assessment; (iv) make any material change to any accounting method or accounting period used for tax purposes that has a material effect on taxes; (v) file a material amended tax return; (vi) enter into a closing agreement with any governmental authority regarding any material tax liability or assessment or (vii) take any position on any material tax return that is inconsistent with past practice or positions taken in preparing or filing similar tax returns in prior periods;

•

incur, authorize or commit to incur any capital expenditures other than (A) expenditures that do not exceed $500,000 individually or $1,000,000 in the aggregate; or (B) in accordance with the capital budget of Sierra Oncology and its subsidiaries set forth on the company disclosure letter;

•

(A) amend or modify in any material respect, renew, waive any material rights under or terminate (other than renewal or termination in accordance with the terms of an existing material contract), any material contract; or (B) enter into any contract that would constitute a material contract if it were in effect on the date of the merger agreement;

•	maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;

•

engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of Sierra Oncology or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•

effectuate a “plant closing,” “mass layoff” (each as defined in the United States Worker Adjustment and Retraining Notification Act) or other employee layoff event affecting in whole or in part any site of employment, facility, operating unit or employee;

•	adopt any stockholder rights plan or similar arrangement;

•	create any subsidiary of Sierra Oncology or enter into a new line of business; or

•	authorize, enter into or agree or commit to enter into a contract to take any of the foregoing prohibited actions.

No Solicitation of Other Acquisition Proposals

From the date of the merger agreement until either the termination of the merger agreement in accordance with its terms or the effective time of the merger, Sierra Oncology has agreed to cease and cause to be terminated any activities, discussions or negotiations conducted with any person and its representatives relating to an acquisition proposal.

Under the terms of the merger agreement, Sierra Oncology has agreed that it will not, and its subsidiaries, affiliates and any director, executive officer, outside legal counsel or affiliate of Sierra Oncology will not, and it will not authorize or permit any of its representatives to:

•

solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any acquisition proposal or any proposals that would reasonably be expected to lead to, an acquisition proposal;

•

furnish to any person (other than GSK, Acquisition Sub or any of their respective representatives) any non-public information relating to Sierra Oncology or any of its subsidiaries or afford to any person (other than GSK, Acquisition Sub or any of their respective representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Sierra Oncology or any of its subsidiaries, in any such case in connection with any acquisition proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

•

participate, or engage in discussions or negotiations, with any third person with respect to an acquisition proposal or with respect to any inquiries from third persons relating to the making of an acquisition proposal; or

•

enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than an acceptable confidentiality agreement (we refer to any of these as an “alternative acquisition agreement”)

However, prior to the adoption of the merger agreement by our stockholders, Sierra Oncology and the Sierra Oncology Board may, directly or indirectly through one or more of their representatives (including its financial advisor), subject to the execution of a confidentiality agreement, (1) participate or engage in discussions or negotiations with; or (2) (a) furnish any non-public information relating to Sierra Oncology or any of its subsidiaries to; or (b) afford access to the business, properties, assets, books, records or other non-public information or to any personnel, of Sierra Oncology or any of its subsidiaries to any person or its representatives that has made, renewed or delivered to Sierra Oncology a written acquisition proposal after date of the merger agreement that was not solicited in breach of the applicable restrictions. Sierra Oncology may do this only if the Sierra Oncology Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (1) such acquisition proposal either constitutes a superior proposal or is reasonably likely to lead to a superior proposal; and (2) the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law.

During the period between the date of the merger agreement and the effective time of the merger, Sierra Oncology has agreed that it will promptly (and, in any event, within 24 hours from the receipt thereof) notify GSK in writing if any acquisition proposal, or inquiry or request that would reasonable be expected to lead to an acquisition proposal is received by, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its directors, executive officers, outside legal counsel, financial advisor or Affiliate of the Company, or to the knowledge of Sierra Oncology, any of its other representatives with respect to an acquisition proposal or any such inquiry or request. Such notice must include (1) the identity of the person or group making such acquisition proposal, inquiry, or request; and (2) a summary of the material terms and conditions thereof and, in writing, a copy thereof. Thereafter, Sierra Oncology must keep GSK reasonable informed, on a prompt basis, of the status and terms of, any other material developments regarding any acquisition proposal, inquiry or request (including any amendments thereto) and the status of any such discussions or negotiations, including by providing copies of all written materials received by Sierra Oncology or any of its representatives from the person or group making such acquisition proposal, inquiry or request or its representatives relating to such acquisition proposal, inquiry or request.

For purposes of this proxy statement and the merger agreement:

•	“acquisition transaction” means any transaction or series of related transactions (other than the Merger) for:

(1)

any direct or indirect purchase or other acquisition by any person or group (other than GSK or Acquisition Sub or any of their affiliates, or any group that includes GSK or Acquisition Sub or any of their affiliates), of securities representing more than 15 percent of the total outstanding voting power of the capital stock of Sierra Oncology after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or group that, if consummated in accordance with its terms, would result in such person or group beneficially owning more than 15 percent of the total outstanding voting power of the capital stock of Sierra Oncology or any of its subsidiaries after giving effect to the consummation of such tender offer or exchange offer;

(2)	any direct or indirect license, purchase or other acquisition by any person or group (other than GSK or Acquisition Sub or any of their affiliates, or any group that includes GSK or Acquisition

Sub or any of their affiliates) of assets (including equity securities of the Sierra Oncology’s Subsidiaries) constituting or accounting for more than 15 percent of the fair market value of the consolidated assets of Sierra Oncology and its subsidiaries, taken as a whole (in each case, other than non-exclusive licenses of Sierra Oncology’s intellectual property by Sierra Oncology or its subsidiaries, in the ordinary course of business consistent with past practice for ordinary course commercial purposes); or

(3)

any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Sierra Oncology or any of its subsidiaries pursuant to which any person or group (other than GSK or Acquisition Sub or any of their affiliates, or any group that includes GSK or Acquisition Sub or any of their affiliates) would (A) hold securities representing more than 15 percent of the total outstanding voting power of the capital stock of Sierra Oncology (or the surviving company) outstanding after giving effect to the consummation of such transaction or (B) acquire assets (including equity securities of Sierra Oncology’s subsidiaries) constituting or accounting for more than 15 percent of the fair market value of the consolidated assets of Sierra Oncology and its subsidiaries, taken as a whole.

“superior proposal” means any written acquisition proposal on terms that the Sierra Oncology Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) (i) would be more favorable to our stockholders (in their capacity as such) from a financial point of view than the merger (taking into account (A) any revisions to the merger agreement irrevocably committed to in writing by GSK prior to the time of such determination; and (B) those factors and matters deemed relevant in good faith by the Sierra Oncology Board, which factors may include the (1) identity of the person making the proposal and (2) legal, financial (including the financing terms), regulatory, timing and other aspects of such acquisition proposal) and (ii) would be reasonably likely to be consummated in accordance with the terms of such acquisition proposal. For purposes of the reference to an “acquisition proposal” in this definition, all references to “15 percent” in the definition of “acquisition transaction” will be deemed to be references to “50 percent.”

The Sierra Oncology Board’s Recommendation; Board Recommendation Change

The Sierra Oncology Board has recommended that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement. Under the merger agreement, except as set forth below, at no time after the date of the merger agreement may the Sierra Oncology Board (or a committee thereof):

•

withhold or withdraw (or amend, qualify or modify in a manner adverse to GSK), or publicly propose to withhold or withdraw (or amend, qualify or modify in a manner adverse to GSK) the Sierra Oncology Board recommendation;

•	adopt, approve, recommend or declare advisable an acquisition proposal, or publicly propose to do so;

•

fail to publicly reaffirm the Sierra Oncology Board recommendation within 10 business days of the occurrence of a material event or development and after GSK so requests in writing (or, if the special meeting is scheduled to be held within 10 business days, then within 1 business day after GSK so requests in writing) (it being understood that Sierra Oncology will not be obligated to affirm the Sierra Oncology Board recommendation more than once per publicly disclosed acquisition proposal or any material modification thereto);

•

take or fail to take any formal action or make or fail to make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Sierra Oncology to our stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Sierra Oncology Board may refrain from taking a position with respect to an acquisition proposal until 5:30 p.m., Eastern time, on the 10th business day after the commencement of a tender or exchange offer in connection with such acquisition proposal without such delay being considered a violation of the merger agreement);

•

fail to include the recommendation of the Sierra Oncology Board to adopt the merger agreement in the proxy statement (we refer to the actions described in these five bullets as a “Sierra Oncology Board recommendation change”); or

•	cause or permit Sierra Oncology or any of its subsidiaries to enter into an alternative acquisition agreement.

At any time prior to obtaining the requisite stockholder approval, the Sierra Oncology Board (or a committee thereof) may effect a Sierra Oncology Board recommendation change in response to an intervening event if and only if:

•

the Sierra Oncology Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties;

•

Sierra Oncology has provided prior written notice to GSK at least 4 business days in advance to the effect that the Sierra Oncology Board has (1) so determined; and (2) resolved to effect a Sierra Oncology Board recommendation change, which notice will describe the intervening event in reasonable detail; and

•

prior to effecting such Sierra Oncology Board recommendation change, Sierra Oncology and its representatives, until 5:00 p.m. at the end of such 4 business day period, have negotiated with GSK and its representatives in good faith (to the extent GSK requests to negotiate) to make such adjustments to the terms and conditions of the merger agreement and the transaction documents so that the Sierra Oncology Board no longer determines in good faith that the failure to make a Sierra Oncology Board recommendation change in response to such intervening event would reasonable be expected to be inconsistent with its fiduciary duties.

At any time prior to obtaining the requisite stockholder approval, if Sierra Oncology has received a written acquisition proposal that the Sierra Oncology Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a superior proposal, then the Sierra Oncology Board may (1) effect a Sierra Oncology Board recommendation change with respect to such superior proposal; or (2) authorize Sierra Oncology to terminate the merger agreement to enter into an alternative acquisition agreement with respect to such superior proposal, in each case if and only if:

•

the Sierra Oncology Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties;

•

Sierra Oncology has complied in all material respects with its obligations pursuant to the merger agreement with respect to such acquisition proposal (and any prior acquisition proposal, proposal or inquire by the person or group making such acquisition proposal);

•

Sierra Oncology has provided prior written notice to GSK at least 4 business days in advance (which we refer to as the “notice period”) to the effect that the Sierra Oncology Board has (a) received a written acquisition proposal that has not been withdrawn; (b) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal constitutes a superior proposal; and (c) resolved to effect a Sierra Oncology Board recommendation change or to terminate the merger agreement, which notice describes the basis for such Sierra Oncology Board recommendation change or termination, including the identity of the person or group making such acquisition proposal, the material terms of such acquisition proposal and include copies of all relevant documents relating to such acquisition proposal; and

•

prior to effecting such Sierra Oncology Board recommendation change or termination, Sierra Oncology and its representatives, until 5:00 p.m. on the last day of the notice period, have negotiated with GSK and its representatives in good faith (to the extent that GSK requests to negotiate) to make such adjustments to the terms and conditions of the merger agreement and the transaction documents so that such acquisition proposal would cease to constitute a superior proposal, it being understood that (i) in the event of any material revision, amendment, update or supplement to such acquisition proposal, Sierra Oncology will be required to deliver a new written notice to GSK and to comply with the requirements of the merger agreement with respect to such new written notice (with the “notice period” in respect of such new written notice being 2 business days); and (ii) at the end of the notice period, the Sierra Oncology Board must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such acquisition proposal is a superior proposal.

For purposes of this proxy statement and the merger agreement, “intervening event” means any effect, or any material consequence of such effect occurring after the date of the merger agreement, that (i) as of the date of the merger agreement was not known or reasonably foreseeable, in each case based on facts known to the Sierra Oncology Board as of the date of the merger agreement; and (ii) does not relate to (A) an acquisition proposal, (B) any change in the price of our the common stock, in and of itself (it being understood that the cause of such change may be taken into consideration unless otherwise excluded pursuant hereto), (C) the fact that Sierra Oncology’s performance exceeds (x) any public estimates or expectations of the Sierra Oncology’s revenue, earnings or other financial performance or results of operations for any period; or (y) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of such performance may be taken into consideration with respect to clauses (x) and (y) unless otherwise excluded pursuant hereto) or (D) the results of any clinical trials or the receipt of, or progress towards, regulatory approvals that have been applied for prior to the date of the merger agreement.

Stockholder Meeting

Sierra Oncology has agreed to take all action necessary to establish a record date for, duly call, give notice of, convene and hold the special meeting as promptly as reasonably practicable following the mailing of this proxy statement. Sierra Oncology is permitted to postpone or adjourn the special meeting in certain circumstances related to soliciting additional proxies or requirements of applicable law. Such postponement or adjournment not to exceed five business days at a time without the prior written connect of GSK (except as otherwise required to comply with applicable law).

Employee Benefits

From and after the effective time of the merger, and for so long as necessary in accordance with the terms thereof, the surviving corporation will honor all of our written severance arrangements contained in employment agreements and transition agreements and any individual service provider providers in effect as of the date of the merger agreement in the form we have provided to GSK (we refer to these arrangements as “severance agreements”), except that the surviving corporation is permitted to amend or terminate such severance agreements and other Sierra benefit plans in accordance with their terms.

As of the effective time of the merger, the surviving corporation or one of its subsidiaries will continue to employ all of our employees and all of the employees of our subsidiaries. For a period of one year following the effective time of the merger (or until an earlier termination of employment for a particular continuing employee), the surviving corporation and its subsidiaries generally will either (1) maintain for the benefit of continuing employees the Sierra plans or arrangements providing for compensation and employee benefits (which we refer to as “Sierra plans”) (other than the opportunity to participate in equity-based benefits and post-employment welfare benefits (the “excluded benefits”)) that are no less favorable in the aggregate to those in effect immediately prior to the effective time of the merger; (2) provide other compensation and benefits (other than excluded benefits) to each continuing employee that are no less favorable in the aggregate to the compensation and benefits (other than the opportunity to participate in equity-based benefits and individual employment agreements) provided to such continuing employee immediately prior to the effective time; or (3) provide some combination of Sierra plans and comparable plans such that each continuing employee receives compensation and benefits (other than excluded benefits) that are no less favorable in the aggregate to the compensation and benefits (other than excluded benefits) provided to such continuing employee immediately prior to the effective time. In each case, base compensation and target annual incentive compensation opportunities will not be decreased during the one-year period following the effective time of the merger below the level applicable as of immediately prior to the effective time for any continuing employee employed during that period.

GSK will use commercially reasonable efforts to cause continuing employees to be granted service credit for service with us and our subsidiaries prior to the effective time of the merger and with GSK, the surviving corporation and any of their subsidiaries on or after the effective time of the merger, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for vacation accrual but not for purposes of equity-based compensation or post-employment welfare benefits), except if such service credit would result in duplication of benefits. GSK will use commercially reasonable efforts to (1) permit continuing employees to participate immediately in any new compensation or benefit arrangements that replace Sierra plans (“new plans”) to the extent that coverage pursuant to any new plan replaces coverage pursuant to a comparable Sierra plan in which the continuing employee participates immediately prior to the effective time of the merger(“old plans”) ; (2) cause all waiting periods, pre-existing conditions or similar requirements to be waived for continuing employees and their covered dependents for purposes of new plans providing medical, dental, pharmaceutical, vision, disability or other welfare benefits ; (3) cause any eligible expenses paid by a continuing employee and his or her covered dependents under a Sierra plan during the portion of the plan year of the old plan ending on the date the continuing employee’s participation in the corresponding new plan begins to be given credit with respect to any new benefit arrangement that replaces the applicable Sierra plan for purposes of satisfying the corresponding deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements for the applicable plan year; and (4) credit continuing employees for any unused balances in flexible spending accounts. Continuing employees will also receive credit for any accrued but unused vacation or paid time off as of immediately prior to the effective time of the merger, which will not be subject to accrual limits or other forfeiture and will not limit future accruals.

Efforts to Close the Merger

General

Under the merger agreement, GSK and Acquisition Sub, on the one hand, and Sierra Oncology, on the other hand, agreed to use their respective reasonable best efforts to (1) take (or cause to be taken) all actions; (2) do (or cause to be done) all things; and (3) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, no later than the termination date, the merger, including by using reasonable best efforts to:

•	cause the closing conditions to the merger to be satisfied no later than the termination date;

•

(1) seek to obtain all consents, waivers, approvals, orders and authorizations from governmental authorities; and (2) make all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the merger;

•

(1) seek to obtain all consents, waivers and approvals; and (2) deliver all notifications, in each case pursuant to any material contracts in connection with the merger agreement and the consummation of the merger so as to seek to maintain and preserve the benefits to the surviving corporation of such material contracts as of and following the consummation of the merger; and

•	deliver all notification, documents, instruments and agreement necessary in connection with the treatment of the Sierra warrants as contemplated by the merger agreement.

Notwithstanding the foregoing, under the merger agreement, without the prior written consent of GSK, neither Sierra Oncology nor any of its subsidiaries will agree to the payment of a consent fee, “profit sharing”

payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the merger, including in connection with obtaining any consent pursuant to any material contract.

HSR Act; Competition and Regulatory Laws

Sierra Oncology and GSK have each agreed to cooperate reasonably with each other in connection with the making of filings with the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which a filing is made pursuant to regulatory laws. Sierra Oncology and GSK have also each agreed to (1) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (2) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws and regulatory laws applicable to the merger, (b) obtain any required approvals, consents, and clearances pursuant to any antitrust laws applicable to the merger and to remove any court or regulatory orders under any regulatory laws impeding the ability to consummate the merger by the termination date, and (c) certify compliance with any request for additional information or documentary material from any governmental authority with respect to the merger pursuant to the HSR Act or other regulatory laws. The initial waiting period under the HSR Act is set to expire at 11:59 p.m., Eastern time, on May 30, 2022.

Indemnification and Insurance

The merger agreement provides that the surviving corporation and its subsidiaries will, for a period of six years after the effective time of the merger, honor and fulfill, in all respects, the obligations of Sierra Oncology and its subsidiaries pursuant to any indemnification agreements entered into prior to the effective time of the merger between Sierra Oncology and any of its subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees (and any person who becomes a director, officer or employee of Sierra Oncology or any of its subsidiaries prior to the effective time of the merger), on the other hand (we refer to such persons collectively as the “indemnified persons”) set forth on the company disclosure letter or that use the same form in all material respects as the form of indemnification agreement filed with Sierra’s SEC reports. In addition, under the merger agreement, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation and its subsidiaries will (and GSK will cause the surviving corporation and its subsidiaries to) cause the certificates of incorporation, bylaws or other similar organizational documents of the surviving corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the charter, the bylaws and the other similar organizational documents of the subsidiaries of Sierra, as applicable, as of the date of the merger agreement. During such six-year period or such period in which an indemnified person is asserting a claim for indemnification pursuant to the merger agreement, whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner adverse to any applicable indemnified persons except as required by applicable law.

Furthermore, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation has agreed to (and GSK has agreed to cause the surviving corporation to) indemnify and hold harmless, in accordance with provisions set forth in the charter, the bylaws or the other similar organizational documents of the subsidiaries of Sierra, as applicable, as of the date of the merger agreement, or pursuant to any indemnification agreements with Sierra Oncology or any of its subsidiaries in effect as of the date of the merger agreement, each indemnified person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, whether civil, criminal, administrative or investigative, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such indemnified person’s capacity as a director, officer, employee or agent of Sierra or any of its subsidiaries or other affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the effective time of the merger); and (2) the merger, as well as any actions taken by Sierra, GSK or Merger Sub with respect to the merger (including any disposition of assets of the surviving corporation or any of its subsidiaries that is alleged to have rendered the surviving corporation or any of its subsidiaries insolvent).

Furthermore, if, at any time prior to the sixth anniversary of the effective time of the merger, any indemnified person delivers to GSK a written notice asserting a claim for indemnification pursuant to the merger agreement, then the claim asserted in such notice will survive the sixth anniversary of the effective time of the merger until such claim is fully and finally resolved. In connection with any legal proceeding of the type contemplated by the merger agreement, (A) the surviving corporation will have the right to control the defense thereof after the effective time of the merger; (B) to the extent required in the applicable organizational documents or pursuant to any indemnification agreements with Sierra Oncology or any of its subsidiaries in effect as of the date of the merger agreement, (1) the fees and expenses of any counsel retained by any indemnified person in connection with such legal proceeding will be paid by the surviving corporation; and (2) upon receipt of an undertaking by or on behalf of such indemnified person to repay any amount if it is ultimately determined that such indemnified person is not entitled to indemnification, the surviving corporation will advance all reasonable fees and expenses (including reasonable fees and expenses of counsel) as incurred by an indemnified person in the defense of such legal proceeding, whether or not the surviving corporation elects to control the defense of any such legal proceeding; and (C) no indemnified person will be liable for any settlement of such legal proceeding effected without his or her prior written consent (unless such settlement relates only to monetary damages for which the surviving corporation is entirely responsible).

During the period commencing at the effective time of the merger and ending on the sixth anniversary thereof, the surviving corporation will (and GSK will cause the surviving corporation to) maintain in effect the directors’ and officers’ insurance in respect of acts or omissions occurring at or prior to the effective time of the merger on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the directors’ and officers’ insurance in effect prior to the effective of the merger, subject to certain annual premium maximums described in the merger agreement. In lieu of the foregoing, prior to the effective time of the merger, Sierra Oncology may purchase a prepaid “tail” policy with respect to the directors’ and officers’ insurance. The surviving corporation will (and GSK will cause the surviving corporation to) maintain the tail policy in full force and effect and continue to honor its obligations thereunder for so long as the tail policy is in full force and effect.

For more information, refer to the section of this proxy statement captioned “The Merger—Interests of Sierra Oncology’s Directors and Executive Officers in the Merger.”

Conditions to the Closing of the Merger

The obligations of GSK, Acquisition Sub and Sierra Oncology, as applicable, to consummate the merger are subject to the satisfaction or waiver of certain conditions, including the following:

•	the adoption of the merger agreement by the requisite affirmative vote of our stockholders;

•	the expiration or termination of the waiting period (and any extensions thereof), if any, applicable to the merger pursuant to the HSR Act; and

•

the absence of any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction, or legal or regulatory restraint or prohibition by any governmental authority of competent jurisdictions, or any law enacted, entered, enforced or applied to the merger, that, in each case, prevents or materially impairs the consummation of the merger.

In addition, the obligations of GSK and Acquisition Sub to consummate the merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived exclusively by GSK:

•

the accuracy of the representations and warranties of Sierra Oncology in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

•

Sierra Oncology having performed and complied in all material respects with all covenants and obligations under the merger agreement required to be performed and complied with by it at or prior to the closing;

•

the absence of any Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement—Representations and Warranties”) having occurred after the date of the merger agreement; and

•	receipt by GSK and Acquisition Sub of a customary closing certificate of Sierra Oncology.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by our stockholders (except as otherwise provided in the merger agreement), in the following ways:

•	by mutual written agreement of Sierra Oncology and GSK;

•	by either Sierra Oncology or GSK if:

•

any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that prevents or materially impairs the consummation of the merger and has become final and non-appealable or any law is enacted, entered, enforced or applied to the merger that prevents or materially impairs the consummation of the merger, except that the right to terminate the merger agreement will not be available to any party whose act or failure to act has been the primary cause or, or primarily resulted in, such injunction, judgement, order, restraint, prohibition or action be issued or in effect and becoming final and non-appealable or such law being issued, in effect, taken, enacted, entered, enforced or applied;

•

the merger has not been consummated by 11:59 p.m., New York City time, on October 10, 2022 (which we refer to as the “termination date”), except that a party may not terminate the merger agreement pursuant to this provision if such party’s action or failure to act constitutes a breach of the merger agreement and has been the primary cause of, or primarily resulted in the failure to satisfy the conditions to the closing of the merger or the failure to consummate the merger by the termination date; or

•

our stockholders do not adopt the merger agreement at the special meeting, except that a party may not terminate the merger agreement pursuant to this provision if such party’s action or failure to act constitutes a breach of the merger agreement has been the primary cause of, or primarily resulted in, the failure to obtain the approval of our stockholders at the special meeting;

•	by GSK:

•

if subject to a 30-day cure period, Sierra Oncology has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied;

•	prior to the adoption of the merger agreement by our stockholders if: (1) the Sierra Oncology Board has withdrawn its recommendation that our stockholders adopt the merger agreement; (2) Sierra

Oncology has entered into an alternative acquisition agreement; or (3) a willful and material breach of Sierra Oncology‘s non-solicitation restrictions in the merger agreement has occurred;

•	by Sierra Oncology:

•

if subject to a 30-day cure period, GSK or Acquisition Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied; or

•

prior to the adoption of the merger agreement by our stockholders if: (1) Sierra Oncology has received a superior proposal; (2) the Sierra Oncology Board has authorized Sierra Oncology to enter into an alternative acquisition agreement to consummate the acquisition transaction contemplated by that superior proposal; (3) Sierra Oncology has complied in all material respects with its covenants under the merger agreement with respect to such superior proposal; and (4) concurrently with such termination, Sierra Oncology pays the applicable termination fee.

In the event that the merger agreement is terminated pursuant to the termination rights above, the merger agreement will be of no further force or effect without liability of any party or their representatives to the other parties, as applicable, except certain sections of the merger agreement will survive the termination of the merger agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, nothing in the merger agreement will relieve any party from any liability for fraud or any willful breach of the merger agreement prior to the termination of the merger agreement. Furthermore, no termination of the merger agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement, which rights, obligations and agreements will survive the valid termination of the merger agreement in accordance with their respective terms.

Termination Fees and Remedies

The merger agreement contains certain termination rights for Sierra Oncology and GSK. Upon valid termination of the merger agreement under specified circumstances, Sierra Oncology will be required to pay GSK (or its designee) a termination fee of $70,000,000. Specifically, this termination fee will be payable by Sierra Oncology to GSK if the merger agreement is terminated:

•	by GSK, if the Sierra Oncology Board changes its recommendation with respect to the merger;

•	by GSK, if a willful and material breach of Sierra Oncology’s non-solicitation restrictions in the merger agreement has occurred; or

•	by Sierra Oncology, if Sierra Oncology enters into an alternative acquisition agreement.

The termination fee will also be payable in certain circumstances if:

•

the merger agreement is terminated (1) because the merger is not completed by the termination date and, at such time, the closing conditions related to the expiration or termination of the waiting period applicable to the merger pursuant to the HSR Act and the absence of any order, injunction, legal restraint or law that prevents or materially impairs the consummation of the merger are satisfied; (2) because of Sierra Oncology’s failure to obtain the required approval of our stockholders; or (3) subject to a 30-day cure period, because Sierra Oncology breaches or fails to perform in any material respect any of its covenants in a manner that would cause the related closing conditions to not be satisfied; and

•

prior to such termination (but after the date of the merger agreement) an acquisition proposal to acquire at least 50 percent of Sierra Oncology’s stock or assets is publicly announced or publicly disclosed by a third party (or, in the case of a termination because Sierra Oncology has breached its covenants, disclosed to the Sierra Oncology Board) and not withdrawn and within one year of such termination Sierra Oncology enters into a definitive agreement providing for, an acquisition transaction involving the acquisition of at least 50 percent of its stock or assets that is subsequently consummated.

The merger agreement also provides that Sierra Oncology, on one hand, or GSK and Acquisition Sub, on the other hand, may specifically enforce the obligations under the merger agreement.

Sierra Oncology is not required to pay GSK the termination fee on more than one occasion.

GSK’s receipt of the termination fee payable by Sierra Oncology, to the extent owed, will be the sole and exclusive remedy of GSK, Acquisition Sub and their respective representatives against Sierra Oncology and their representatives in respect of the merger agreement, the transaction documents, the transactions contemplated by the merger agreement or the transaction documents, the termination of the merger agreement or the failure to consummate the merger agreement. Upon payment of the termination fee, none of Sierra Oncology nor its representatives will have any further liability or obligation to GSK, Acquisition Sub, or any of their respective representatives or any other person relating to or arising out of the merger agreement, the transaction documents, the transactions contemplated by the merger agreement or the transaction documents, or for any matter forming the basis of such termination.

Fees and Expenses

Except in specified circumstances, whether or not the merger is completed, Sierra Oncology, on the one hand, and GSK and Acquisition Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the merger agreement and the merger.

No Third Party Beneficiaries

The merger agreement is binding upon and inures solely to the benefit of each party thereto, and nothing in the merger agreement, express or implied, is intended to or will confer upon any other person any rights or remedies, except (1) as set forth in or contemplated by the merger agreement; and (2) from and after the effective time of the merger, the rights of the holders of shares of our common stock, Sierra options, and Sierra warrants to receive the merger consideration.

Amendment and Waiver

Subject to applicable law, the merger agreement may be amended or waived in writing by the parties. However, after adoption of the merger agreement by stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.

At any time prior to the effective time of the merger, any party may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties in the merger agreement or waive compliance with any of the agreements or conditions contained in provisions of the merger agreement (subject to compliance with applicable law). Any agreement by a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to the merger agreement will not constitute a waiver of such right.

Governing Law and Venue

The merger agreement is governed by Delaware law. The venue for disputes relating to the merger agreement is the Delaware Court of Chancery of the State of Delaware or, to the extent that the Delaware Court of Chancery of the State of Delaware does not have jurisdiction, federal or state court in the State of Delaware.

Waiver of Jury Trial

Each of the parties irrevocably waived any and all right to trial by jury in any action arising out of or relating to the merger agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2022, as to (1) each of our named executive officers; (2) each of our directors and nominees for director; (3) all of our executive officers and directors as a group; and (4) each person, or group of affiliated persons, who beneficially owned more than five percent of our common stock, who is known by us to beneficially own more than five percent of our outstanding common stock.

Percentage ownership of our common stock is based on 23,800,409 shares of our common stock outstanding on March 31, 2022. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2022 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Sierra Oncology, Inc., 1820 Gateway Drive, Suite 110, San Mateo, CA 94404.

Name of Beneficial Owner	Beneficial Ownership
	Number	Percent
5% Stockholders:
Entities affiliated with Vivo Capital, LLC (1)	3,329,511	13.99%
Entities affiliated with Longitude Capital (2)	3,616,896	14.31%
Entities affiliated with OrbiMed Advisors LLC (3)	3,441,894	13.62%
Entities affiliated with Abingworth Bioventures VII, LP (4)	2,199,126	8.91%
Gilead Sciences, Inc. (5)	1,450,566	5.91%
Entities affiliated with Frazier Healthcare VI, L.P. (6)	2,366,853	9.94%
Entities affiliated with Adage Capital Partners, LP (7)	1,230,468	5.17%
Entities affiliated with Rock Springs Capital Management (8)	2,661,918	10.53%

Directors and Named Executive Officers:
Stephen G. Dilly (9)	346,000	1.43%
Barbara Klencke (10)	165,618	*
Sukhi Jagpal (11)	96,219	*
Robert E. Pelzer (12)	25,827	*
Gaurav Aggarwal (13)	2,749,726	11.55%
Andrew Allen (14)	21,805	*
Mona Ashiya (15)	3,455,768	13.66%
Craig A. Collard (16)	29,000	*
Jeffrey H. Cooper (17)	27,502	*
Georgia L. Erbez (18)	5,500	*
Christy J. Oliger (19)	5,500	*
Andrew Sinclair (20)	2,199,126	8.91%
All executive officers and directors as a group (15 persons) (21)	9,283,882	37.78%

*	Represents beneficial ownership of less than one percent.
(1)

Based solely on a Schedule 13G/A filed on February 11, 2022 these shares represent (i) 161,712 shares of common stock held by Vivo Ventures Fund VII, L.P. and Vivo Ventures VII Affiliates Fund, L.P., (ii) 431,947 shares of common stock held by Vivo Capital Fund IX, L.P. and (iii) 2,735,852 shares of common stock held by Vivo Opportunity Fund Holdings, L.P. Vivo Ventures VII, LLC is the general partner of Vivo Ventures Fund VII, L.P. and Vivo Ventures VII Affiliates Fund, L.P. The voting members of Vivo Ventures VII, LLC are Frank Kung, Edgar Engleman and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Vivo Capital IX, LLC is the general partner of Vivo Capital Fund IX, L.P. The voting members of Vivo Capital IX, LLC are Frank Kung, Edgar Engleman, Shan Fu, Hongbo Lu, Mahendra Shah, Jack Nielsen and Michael Chang, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. The voting members of Vivo Opportunity, LLC are Gaurav Aggarwal, Hongbo Lu, Kevin Dai, Frank Kung, and Michael Chang, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Excludes shares underlying Series A warrants, as the exercise of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock and advance notice of intent to exercise such warrants.
(2)

Based solely on a Schedule 13D/A filed on February 4, 2022, these shares represent (i) 1,964,771 shares of common stock held by Longitude Venture Partners III, L.P. (“LVP III”); (ii) 1,477,125 shares of Common Stock issuable upon the exercise of Series A warrants held of record by LVPIII which are exercisable within 60 days of March 31, 2022; and 175,000 shares of common stock held by Longitude Prime Fund, L.P. (“LPF”). Longitude Capital Partners III, LLC (“LCP III”) is the general partner of LVP III and may be deemed to have voting, investment and dispositive power with respect to the securities held by LVP III. Longitude Prime Partners, LLC (“LPP”) is the general partner of LPF and may be deemed to have voting, investment and dispositive power with respect to the securities held by LPF. Patrick G. Enright and Juliet Tammenoms Bakker are the managing members of LCP III and LPP. Each of LCP III, LPP, Patrick G. Enright and, Juliet Tammenoms Bakker disclaim beneficial ownership over such securities except to the extent of their respective pecuniary interest therein.

(3)

Based on a Schedule 13D/A filed on March 15, 2022, these shares represent (i) 1,511,362 shares of common stock held by OrbiMed Private Investments VII, L.P. (“OPI VII”); (ii) 1,136,250 shares of common stock issuable upon the exercise of Series A warrants held of record by OPI VII which are exercisable within 60 days of March 31, 2022; (iii) 226,704 shares of common stock held by OrbiMed Genesis Master Fund, L.P. (“Genesis”), (iv) 170,437 shares of common stock issuable upon the exercise of Series A warrants held of record by Genesis which are exercisable within 60 days of March 31, 2022, (v) 226,704 shares of common stock held by OrbiMed Partners Master Fund Limited (“OPM”), and (vi) 170,437 shares of common stock issuable upon the exercise of Series A warrants held of record by OPM which are exercisable within 60 days of March 31, 2022. OrbiMed Capital GP VII LLC (“GP VII”) is the general partner of OPI VII. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP VII. OrbiMed Global Genesis GP LLC (“Genesis GP”) is the general partner of Genesis and OrbiMed Advisors is the managing member of Genesis GP. OrbiMed Capital LLC (“OrbiMed Capital”) is the investment manager of OPM and OrbiMed Capital is a relying advisor of OrbiMed Advisors. OrbiMed Advisors and OrbiMed Capital exercise investment and voting power through a management committee comprised of Carl Gordon, Sven H. Borho, and W. Carter Neild. By virtue of such relationships, (a) GP VII and OrbiMed Advisors may be deemed to have voting and investment power with respect to the securities held by OPI VII and as a result may be deemed to have beneficial ownership of such securities, (b) Genesis GP and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by Genesis and as a result, may be deemed to have beneficial ownership over such securities, and (c) OrbiMed Capital may be deemed to have voting power and investment power over the securities held by OPM and as a result, may be deemed to have beneficial ownership over such securities. Each of GP VII, Genesis GP, OrbiMed Advisors, OrbiMed Capital, Mona Ashiya, Messrs. Borho, Neild, and Gordon disclaims beneficial ownership of the shares held by OPI VII, Genesis, and OPM, as applicable, except to the extent of its, his or her pecuniary interest therein, if any. The address of the entities affiliated with OrbiMed Advisors LLC is 601 Lexington Avenue, 54th Floor, New York, New York 10022.

(4)

Based on a Schedule 13D/A filed on March 21, 2022, consisting of (i) 1,314,127 shares of common stock held directly by Abingworth Bioventures VII, LP (“ABV VII”), (ii) 13,874 shares of common stock issuable upon the exercise of stock options issued to Dr. Sinclair, a member of our Board of Directors and a Partner of Abingworth, to purchase common stock that are exercisable with 60 days of March 31, 2022, (iii) an aggregate of 871,125 shares of common stock issuable upon the exercise of Series A warrants held by ABV VII. Abingworth Bioventures VII GP LP, a Scottish limited partnership, serves as the general partner of ABV VII. Abingworth General Partner VII LLP, an English limited liability partnership (together with Abingworth Bioventures VII GP LP, the “General Partners”), serves as the general partner of Abingworth Bioventures VII GP LP. ABV VII (acting by its general partner Abingworth Bioventures VII GP LP, acting by its general partner Abingworth General Partner VII LLP) has delegated to Abingworth LLP all investment and dispositive power over the securities held by ABV VII. An investment committee of Abingworth LLP approves investment and voting decisions by a majority vote, and no individual member has the sole control or voting power over the securities held by ABV VII. The address of Abingworth Bioventures VII, LP is 38 Jermyn Street, London, United Kingdom, SW1Y6DN.
(5)

Based on a Schedule 13G/A filed on February 10, 2022. Securities are held by Gilead Sciences, Inc (Gilead). Represents (i) 725,283 shares of common stock and (ii) 725,283 shares of common stock issuable upon the exercise of a warrant (the “Warrant”), representing the underlying common shares. In March 2022, the Company issued 725,283 shares of common stock to Gilead in connection with the exercise of the Warrant. The address of Gilead is 333 Lakeside Drive, Foster City, California 94404.

(6)

Based on a Schedule 13G/A filed on March 29, 2022. Consists of (i) 522,663 shares of common stock held directly by Frazier Life Sciences VIII, L.P. FHM Life Sciences VIII, L.P. is the general partner of Frazier Life Sciences VIII, L.P. and FHM Life Sciences VIII, L.L.C. is the general partner of FHM Life Sciences VIII, L.P. James N. Topper and Patrick J. Heron are the sole members of FHM Life Sciences VIII, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences VIII, L.P.; (ii) 54,655 shares of common stock held directly by Frazier Healthcare VI, L.P. FHM VI, L.P. is the general partner of Frazier Healthcare VI, L.P. and FHM VI, L.L.C. is the general partner of FHM VI, L.P. James N. Topper, Patrick J. Heron, Alan Frazier, Nader Naini and Nathan Every are the members of FHM VI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Healthcare VI, L.P.; and (iii) 1,789,535 shares of common stock held directly by Frazier Life Sciences Public Fund, L.P. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P.

(7)

Based on the Schedule 13G/A filed on February 10, 2022 by Adage Capital Partners, LP (ACP). Represents 1,230,468 shares of common stock owned by ACP. Adage Capital Partners GP (ACPGP), LLC is the general partner of ACP. Adage Capital Advisors, LLC (ACA) is the managing member of ACPGP and a general partner of ACP. Robert Atchinson and Phillip Gross are managing members of ACA and ACPGP and a general partners of ACP. The address of Adage Capital Partners is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(8)

Based on the Schedule 13G/A filed on February 15, 2022 by Rock Spring Capital Management LP (“RSCM”). Represents (i) 1,106,500 shares of common stock owned by Rock Springs Capital Master Fund LP (the “Master Fund”) as of December 31, 2021 and (ii) 78,293 shares of common stock owned by Four Pines Master Fund LP (“Four Pines”) as of December 31, 2021. RSCM serves as the investment manager to each of the Master Fund and Four Pines. Rock Springs Capital LLC serves as the general partner of RSCM. The address of Rock Springs Capital Management LP is 650 South Exeter St., Suite 1070, Baltimore, MD 21202.

(9)	Represents (i) 5,000 shares of common stock and (ii) 341,000 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(10)

Represents (i) 10,000 shares of common stock, (ii) 5,000 shares of common stock held by Dr. Klencke’s spouse, and (iii) 150,618 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.

(11)	Represents 96,219 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.

(12)	Represents 25,827 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(13)

Represents (i) 2,735,852 shares of common stock held by Vivo Opportunity Fund Holdings, LP, and (ii) 13,874 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022. Excludes 1,455,384 shares of common stock underlying Series A warrants held by Vivo Opportunity Fund Holdings, L.P., as the exercise of the warrants is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock and advance notice of intent to exercise such warrants. Dr. Aggarwal is a managing member of Vivo Opportunity, LLC, which is the general partner of Vivo Opportunity Fund Holdings, L.P. Dr. Aggarwal may be deemed to share voting and dispositive power over the securities held by Vivo Opportunity Fund Holdings, L.P. with four other managing members of Vivo Opportunity, LLC. Dr. Aggarwal disclaims beneficial ownership over such securities except to the extent of his pecuniary interest therein.

(14)	Represents (i) 1,650 shares of common stock and (ii) 20,155 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(15)

Represents (i) 1,964,770 shares of common stock held by the entities affiliated with OrbiMed Advisors LLC as described in footnote 3 above, (ii) warrants to purchase 1,477,124 shares of Series A Preferred Stock held by the entities affiliated with OrbiMed Advisors LLC and (iii) 13,874 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022. Dr. Ashiya is an employee of OrbiMed Advisors LLC and is obligated to transfer any shares issued pursuant to any equity grants made to her by us, or the economic benefits thereof, to OrbiMed Advisors LLC and certain of its related entities. As such, Dr. Ashiya disclaims beneficial ownership of the securities reported herein for purposes of Rule 16a-1(a) under the Exchange Act, except to the extent of her pecuniary interest therein, if any.

(16)	Represents (i) 13,500 shares of common stock, and (ii) 15,500 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(17)	Represents 27,502 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(18)	Represents 5,500 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(19)	Represents 5,500 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.
(20)

Represents (i) 1,314,127 shares of common stock held by ABV VII, (ii) warrants to purchase 871,125 shares of Series A Preferred Stock held by ABV VII and (ii) 13,874 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022. By virtue of the relationships described in footnote 4 above, Dr. Sinclair may be deemed to share beneficial ownership in the shares held by ABV VII. Dr. Sinclair disclaims beneficial ownership of the shares referred to in footnote 4 above except to the extent of his pecuniary interest therein.

(21)

Represents (i) 6,702,694 shares of common stock, (ii) warrants to purchase 4,033,685 shares of Series A Preferred Stock and (iii) 873,732 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2022.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in stockholder meetings.

Sierra Oncology will hold an annual meeting of stockholders in 2022 only if the merger has not already been completed.

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 annual meeting of stockholders, if held, pursuant to Rule 14a-8 of the Exchange Act must have submitted the proposal to us no later than December 24, 2021.

Sierra’s bylaws establish an advance notice procedure with regard to specified stockholder proposals to be considered at an annual meeting of stockholders. To be timely for our 2022 annual meeting of stockholders, our Corporate Secretary must have received the required written notice at our principal executive offices not earlier than the close of business on February 23, 2022, and not later than the close of business on March 25, 2022 provided, however, that in the event that the date of our 2022 annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after the anniversary date of our 2021 annual meeting of stockholders, notice by the stockholder to be timely must be so delivered (A) no earlier than the close of business on the one hundred and fifth (105th) day prior to the 2022 annual meeting of stockholders and (B) no later than the close of business on the later of the seventy-fifth (75th) day prior to the 2022 annual meeting of stockholders or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Sierra.

WHERE YOU CAN FIND MORE INFORMATION

Sierra Oncology files annual, quarterly and current reports, proxy statements and other information with the SEC.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Sierra Oncology filings with the SEC are incorporated by reference:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on March 10, 2022; and

•	Current Reports on Form 8-K filed on March 23, 2022 and April 13, 2022.

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include annual, quarterly and current reports, proxy statements and other information.

These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

You may obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Sierra Oncology, Inc.

1820 Gateway Drive, Suite 110

San Mateo, California 94404

Attention: Investor Relations

If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available through the “Investor Relations” section of our website, https://investor.sierraoncology.com/investor-relations/default.aspx. The information included on our website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.

If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders in the US and Canada call toll-free: (877) 750-0510

Stockholders in other locations please call: +1 (412) 232-3651

Banks and brokers call collect: (212) 750-5833

MISCELLANEOUS

Sierra Oncology has supplied all information relating to Sierra Oncology, and GSK has supplied, and Sierra Oncology has not independently verified, all of the information relating to GSK and Acquisition Sub contained in this proxy statement.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF OUR COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED                     , 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A

AGREEMENT AND PLAN OF MERGER

between

GLAXOSMITHKLINE PLC,

ORIKUM ACQUISITION INC.

and

SIERRA ONCOLOGY, INC.

Dated APRIL 12, 2022

A-1

-i-

3.19	Employee Plans	44
3.20	Labor Matters	46
3.21	Regulatory Matters	46
3.22	Compliance with Laws	48
3.23	Legal Proceedings; Orders	48
3.24	Insurance	49
3.25	Related Person Transactions	49
3.26	Brokers	49
3.27	Exclusivity of Representations and Warranties	49

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB		50

4.1	Organization; Good Standing	50
4.2	Power; Enforceability	51
4.3	Non-Contravention	51
4.4	Requisite Governmental Approvals	52
4.5	Legal Proceedings; Orders	52
4.6	Ownership of Company Capital Stock	52
4.7	Brokers	52
4.8	No Parent Vote or Approval Required	53
4.9	Financial Capability	53
4.10	Absence of Stockholder and Management Arrangements	53
4.11	Exclusivity of Representations and Warranties	53

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		54

5.1	Affirmative Obligations	54
5.2	Forbearance Covenants	55
5.3	No Solicitation of Acquisition Proposals	58
5.4	No Control of the Other Party’s Business	62

ARTICLE VI ADDITIONAL COVENANTS		63

6.1	Efforts; Required Action and Forbearance	63
6.2	Regulatory Filings	64
6.3	Proxy Statement and Other Required SEC Filings	65
6.4	Company Stockholder Meeting	67
6.5	Anti-Takeover Laws	68
6.6	Access	68
6.7	Section 16(b) Exemption	69
6.8	Directors’ and Officers’ Exculpation, Indemnification and Insurance	69
6.9	Employee Matters	71
6.10	Obligations of Acquisition Sub	73
6.11	Notification of Certain Matters	74
6.12	Public Statements and Disclosure	74
6.13	Transaction Litigation	75
6.14	Stock Exchange Delisting; Deregistration	75
6.15	Additional Agreements	75
6.16	Parent Vote at Acquisition Sub	75

-ii-

6.17	Payoff Letters	76
6.18	Regulatory Matters	76
6.19	Director Resignations	76

ARTICLE VII CONDITIONS TO THE MERGER		77

7.1	Conditions to Each Party’s Obligations to Effect the Merger	77
7.2	Conditions to the Obligations of Parent and Acquisition Sub	77
7.3	Conditions to the Company’s Obligations to Effect the Merger	78
7.4	Frustration of Closing Conditions	79

ARTICLE VIII TERMINATION		79

8.1	Termination	79
8.2	Manner and Notice of Termination; Effect of Termination	81
8.3	Fees and Expenses	82

ARTICLE IX GENERAL PROVISIONS		83

9.1	Survival of Representations, Warranties and Covenants	83
9.2	Notices	83
9.3	Amendment	85
9.4	Extension; Waiver	85
9.5	Assignment	86
9.6	Confidentiality	86
9.7	Entire Agreement	86
9.8	Third Party Beneficiaries	86
9.9	Severability	87
9.10	Remedies	87
9.11	Governing Law	88
9.12	Consent to Jurisdiction	88
9.13	WAIVER OF JURY TRIAL	88
9.14	Counterparts	89
9.15	No Limitation	89

EXHIBITS

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Bylaws of the Surviving Corporation

-iii-

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (this “Agreement”) is dated April 12, 2022, between GlaxoSmithKline plc, a public limited company organized under the laws of England and Wales (“Parent”), Orikum Acquisition Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Acquisition Sub”), and Sierra Oncology, Inc., a Delaware corporation (the “Company”). Each of Parent, Acquisition Sub and the Company are sometimes referred to as a “Party.” All capitalized terms that are used in this Agreement have the meanings given to them in Article I.

RECITALS

A. Parent desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement.

B. The Company Board has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement providing for the merger of Acquisition Sub with and into the Company (the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth in this Agreement; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement; (iii) directed that the adoption of this Agreement be submitted to a vote of the Company Stockholders; and (iv) recommended the Company Stockholders vote in favor of the adoption of this Agreement and the approval of the Merger in accordance with the DGCL.

C. The board of directors of Acquisition Sub has (i) declared it advisable to enter into this Agreement; (ii) approved the execution and delivery of this Agreement, the performance of its covenants and other obligations under this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement herein; (iii) directed that the adoption of this Agreement be submitted to a vote of GlaxoSmithKline LLC in its capacity as Acquisition Sub’s sole stockholder; and (iv) recommended GlaxoSmithKline LLC (in its capacity as sole stockholder of Acquisition Sub) vote in favor of the adoption of this Agreement and the approval of the Merger in accordance with the DGCL.

D. Parent has approved the execution and delivery of this Agreement and the performance of its covenants and other obligations under this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement.

E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Acquisition Sub’s willingness to enter into this Agreement, each of the directors and executive officers of the Company, and certain of their Affiliates, are entering into a Support Agreement (the “Support Agreements”) pursuant to which the stockholders of the Company party thereto, among other things, agree to vote their shares in favor of the Merger.

AGREEMENT

The Parties therefore agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means a customary confidentiality agreement (whether in effect as of the execution of this Agreement or executed after the execution of this Agreement) (i) containing terms no less restrictive in any material respect to the counterparty than those contained in the Confidentiality Agreement (except for such changes necessary in order for such Party to be able to comply with its obligations under this Agreement) and (ii) that does not prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with, Section 5.3, it being understood that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal. If the provisions of such confidentiality agreement are less restrictive in any material respect to the counterparty than the terms of the Confidentiality Agreement (other than because of the absence of a “standstill” or similar provisions or other prohibition on the making of any Acquisition Proposal) or would prohibit the Company from providing any information to Parent in accordance with, and otherwise complying with, Section 5.3, then such confidentiality agreement will be deemed to be an Acceptable Confidentiality Agreement if the Company amends such confidentiality agreement so as to make the provisions of such confidentiality agreement at least as restrictive in all material respects as the provisions of such the Confidentiality Agreement or not prohibit the Company from providing any information to Parent in accordance with, and otherwise complying with, Section 5.3, as applicable.

(b) “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent or Acquisition Sub, or any Group that includes Parent or Acquisition Sub or any of their Affiliates) to the Company or the Company Board to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) for:

(i) any direct or indirect purchase or other acquisition by any Person or Group (other than Parent or Acquisition Sub or any of their Affiliates, or any Group that includes Parent or Acquisition Sub or any of their Affiliates), of securities representing more than 15 percent of the total outstanding voting power of the capital stock of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 15 percent of the total outstanding voting power of the capital stock of the Company or any of its Subsidiaries after giving effect to the consummation of such tender offer or exchange offer;

(ii) any direct or indirect license, purchase or other acquisition by any Person or Group (other than Parent or Acquisition Sub or any of their Affiliates, or any Group that includes Parent or Acquisition Sub or any of their Affiliates) of assets (including equity securities of the Company’s Subsidiaries) constituting or accounting for more than 15 percent of the fair market value of the consolidated assets of the Company and its Subsidiaries, taken as a whole (in each case, other than non-exclusive licenses of Company Intellectual Property by the Company or its Subsidiaries, in the ordinary course of business consistent with past practice for ordinary course commercial purposes); or

(iii) any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries pursuant to which any Person or Group (other than Parent or Acquisition Sub or any of their Affiliates, or any Group that includes Parent or Acquisition Sub or any of their Affiliates) would (A) hold securities representing more than 15 percent of the total outstanding voting power of the capital stock of the Company (or the surviving company) outstanding after giving effect to the consummation of such transaction or (B) acquire assets (including equity securities of the Company’s Subsidiaries) constituting or accounting for more than 15 percent of the fair market value of the consolidated assets of the Company and its Subsidiaries, taken as a whole.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

(e) “Anti-Corruption Laws” means applicable Laws related to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and any other applicable Law that prohibits bribery, corruption, fraud or other improper payments.

(f) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2021, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2021.

(g) “Business Day” means each day that is not a Saturday, Sunday or other day on which (i) the Federal Reserve Bank of San Francisco is closed or (ii) banks are required or authorized by Law to be closed in the City of London, United Kingdom.

(h) “Bylaws” means the bylaws of the Company in effect as of the date of this Agreement.

(i) “Capitalization Date” means 5:00 p.m. on April 8, 2022.

(j) “Certificate of Merger” means the certificate of merger, in customary form, relating to the Merger.

(k) “Charter” means the Amended and Restated Certificate of Incorporation of the Company, as amended, and in effect as of the date of this Agreement.

(l) “Chosen Courts” means the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court).

(m) “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(n) “Company Benefit Plan” means any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, bonus, stock option, stock purchase or other equity-based award, performance award, incentive compensation, profit sharing, retirement, disability, life insurance, health or medical benefits, employee assistance program, sick leave, vacation, deferred compensation, severance, termination pay, post-employment benefits, retention, change of control compensation, and other similar fringe, welfare or other employee benefit or remuneration of any kind, whether or not in writing, whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, which is maintained or contributed to for the benefit of any Service Provider and with respect to which the Company or any of its Subsidiaries or ERISA Affiliates has, or may have, any liability, contingent or otherwise.

(o) “Company Board” means the Board of Directors of the Company.

(p) “Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

(q) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

(r) “Company Contract” means any Contract to which the Company or any of its Subsidiaries is a party.

(s) “Company Equity Plans” means the compensatory plans set forth in Section 1.1(s) of the Company Disclosure Letter that provide for the issuance of any Company Options.

(t) “Company Financial Advisor” means Lazard Frères & Co. LLC.

(u) “Company Intellectual Property” means the Company Owned Intellectual Property and the Company Licensed Intellectual Property (including Patents within such Company Owned Intellectual Property or Company Licensed Intellectual Property, in the case of each of the foregoing, “Company Patents”).

(v) “Company IT Assets” means computers, computer hardware, computer software, databases, data collections and data storage systems, firmware, middleware, servers, firewalls, workstations, routers, hubs, switches, data communication lines and all other information technology equipment, and all associated documentation owned, licensed or leased to the Company or any of its Subsidiaries pursuant to a written agreement or otherwise used by the Company or any of its Subsidiaries (excluding any public networks).

(w) “Company Licensed Intellectual Property” means any Intellectual Property licensed, or with respect to which any rights are granted, to the Company or any of its Subsidiaries pursuant to a Material Contract.

(x) “Company Material Adverse Effect” means any change, event, effect, development or occurrence (each, an “Effect”) that, individually or taken together with all other Effects, has had or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. None of the following Effects (by themselves or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

(i) changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(ii) changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (A) changes in monetary policy, interest rates or credit ratings in the United States or any other country or region of the world; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(iii) changes in conditions in the industry or segments in which the Company and its Subsidiaries conducts business, including any supply chain disruptions or shortages (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(iv) changes in regulatory, legislative or political conditions in the United States or any other country or region in the world (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(v) any outbreak of hostilities, civil unrest, civil disobedience, acts of war, sabotage, sanctions, cyberattack, terrorism or military actions (including any escalation or worsening of any of the foregoing) in the United States or any other country or region in the world, including an outbreak or escalation of hostilities involving the United States or any other Governmental Authority or the declaration by the United States or any other Governmental Authority of a national emergency or war (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(vi) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions or other similar force majeure events (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(vii) pandemics (including the COVID-19 pandemic), epidemics or contagious disease outbreaks (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities (including COVID-19 Measures)) (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(viii) any Effect resulting from the execution or announcement of this Agreement (including the identity of Parent) or the pendency or consummation of the Merger or the other transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, suppliers, customers, partners, vendors, Governmental Authorities or any other third Person (provided that the exception in this clause shall not apply to any representation or warranty that addresses the consequences resulting from the execution or announcement of this Agreement or the pendency or consummation of the Merger or the other transactions contemplated by this Agreement);

(ix) any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing (including by email) that such action be taken or refrained from being taken following the date of this Agreement;

(x) changes or proposed changes in GAAP or other accounting standards or Law (or the enforcement or interpretation of any of the foregoing) or changes in the regulatory accounting requirements applicable to any industry in which the Company and its Subsidiaries operate (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company relative to other late-stage biopharmaceutical companies, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(xi) changes in the price or trading volume of the Company Common Stock, in each case in and of itself (it being understood that the cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred unless otherwise excluded pursuant hereto); or

(xii) any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any internal or analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred unless otherwise excluded pursuant hereto).

(y) “Company Options” means any options to purchase shares of Company Common Stock outstanding pursuant to any of the Company Equity Plans.

(z) “Company Owned Intellectual Property” means any Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

(aa) “Company Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company.

(bb) “Company Registered Intellectual Property” means all of the Company Intellectual Property that is Registered Intellectual Property.

(cc) “Company SEC Reports” means all forms, reports and documents that have been filed or furnished to the SEC by the Company pursuant to applicable Laws, as such forms, reports and documents may be supplemented, modified or amended since the time of filing.

(dd) “Company Stockholders” means the holders of shares of Company Capital Stock.

(ee) “Company Termination Fee” means an amount in cash equal to $70,000,000.

(ff) “Company Pre-Funded Warrants” means the pre-funded warrants to purchase Company Common Stock originally issued January 31, 2022.

(gg) “Company Series A Warrants” means the warrants to purchase Company Common Stock issued on January 31, 2020, as amended on September 8, 2021.

(hh) “Company Warrants” means the Company Pre-Funded Warrants and the Company Series A Warrants.

(ii) “Confidentiality Agreement” means the confidentiality letter agreement, dated February 18, 2022, between the Company and Parent.

(jj) “Consent” means any consent, approval, clearance, waiver, Permit or order.

(kk) “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

(ll) “Contract” means any contract, lease, license, indenture, note, bond, agreement or other legally binding instrument, in each case whether written or oral.

(mm) “COVID-19” means SARS-CoV-2 or COVID-19, and any variants, evolutions or mutations thereof, or any related or associated epidemics, pandemics or disease outbreaks, or any escalation or worsening of any of the foregoing (including any subsequent waves).

(nn) “COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guideline, response or recommendation of or promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization.

(oo) “COVID-19 Tax Measures” means any Law, order, directive or guidelines relating to Taxes enacted, issued or adopted by any Governmental Authority in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES).

(pp) “D&O Insurance” means the Company’s current directors’ and officers’ liability insurance.

(qq) “DOJ” means the United States Department of Justice.

(rr) “DPA” means the Defense Production Act of 1950.

(ss) “DTC” means the Depository Trust Company.

(tt) “Environmental Law” means all applicable federal, national, state, provincial or local Laws relating to pollution, worker health and safety with respect to exposure to Hazardous Substance, and protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

(uu) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(vv) “ERISA Affiliate” means any Person under common control with the Company or any Subsidiary or that, together with the Company, could be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(ww) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xx) “Export Control Laws” means any applicable export, import, deemed export, transfer, and retransfer controls.

(yy) “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended.

(zz) “Fraud” means intentional common law fraud under Delaware law with respect to the making of a representation or warranty contained in this Agreement (or any certificate delivered pursuant to this Agreement) with the actual knowledge that such representation or warranty was false when made.

(aaa) “FTC” means the United States Federal Trade Commission.

(bbb) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(ccc) “Good Clinical Practices” means the FDA’s regulations for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials, including those contained in 21 C.F.R. Parts 50, 54, 56 and 312 and all comparable regulations of any other applicable Specified Governmental Authority.

(ddd) “Good Laboratory Practice Requirements” means the FDA’s regulations for conducting nonclinical laboratory studies, including those standards contained in 21 C.F.R. Part 58, and all comparable regulations of any other applicable Specified Governmental Authority.

(eee) “Government Official” means (i) any director, officer, employee, agent, or representative (including anyone elected, nominated, or appointed to be a director, officer, employee, agent, or representative) of any Governmental Authority, or anyone otherwise acting in an official capacity on behalf of a Governmental Authority; (ii) any political party, political party official, or political party employee; (iii) any candidate for public or political office; (iv) any royal or ruling family member; or (v) any agent or representative of any of those persons listed in subcategories (i) through (iv).

(fff) “Governmental Authority” means (i) any federal, national, state, provincial or local, whether domestic or foreign, government or any court of competent jurisdiction, (ii) administrative agency or commission of any governmental authority or other governmental authority or instrumentality, whether domestic, foreign or supranational, (iii) or any stock exchange or (iv) any self-regulatory organization or arbitrator or arbitral body (whether public or private) with binding authority over the applicable Person.

(ggg) “Group” means a “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons.

(hhh) “Hazardous Substance” means any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as “hazardous,” “pollutant,” “contaminant,” “toxic” or “radioactive,” including petroleum and petroleum products.

(iii) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(jjj) “Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection with such borrowed money), or with respect to deposits or advances of any kind to such Person; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (iii) all capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property, equipment and software (other than ordinary course trade payables), excluding any milestone, royalty or other contingent payments; (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements; (v) reimbursement obligations with respect to letters of credit, bank guarantees, performance bonds, and other similar contractual obligations, to the extent drawn, entered into by or on behalf of such Person; (vi) obligations of any interest rate swap, currency swap, forward currency or similar currency hedging transactions, futures Contracts or other similar derivative instruments or agreements; or (vii) all guarantees of any Indebtedness of any other Person of a type described in clauses (i) through (vi).

(kkk) “Intellectual Property” means any and all intellectual property rights and other rights of a similar nature, anywhere in the world, whether registered or unregistered, in each case subsisting now or in the future, including all rights in or to, or associated with or arising under, any of the following: (i) patents, patent applications, petty patents, utility models, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, supplementary protection certificates, revisions, renewals, provisional applications, substitutions, and extensions thereof, inventions, invention disclosures, and any other governmental grant for the protection of inventions or industrial designs (“Patents”); (ii) copyrights, copyright registrations and applications therefor and all other corresponding rights in work of authorship (“Copyrights”); (iii) trademarks, trade dress, trade names, logos, brand names, domain names and service marks (whether registered or unregistered) and the goodwill associated therewith, and trademark and service mark registrations and applications therefor and corresponding rights in indicia of origin (“Marks”); (iv) trade secrets, confidential information (including confidential business or technical information) and know-how, inventions, technical reports, pricing information, research and development information, preclinical, clinical and technical data, customer, distributor, consumer or supplier lists or data, technology, processes, formulae, model and methodologies (“Trade Secrets”); (v) databases; (vi) designs; and (vii) any similar, corresponding or equivalent rights and all goodwill associated with any of the foregoing.

(lll) “Intervening Event” means any Effect, or any material consequence of such Effect occurring after the date of this Agreement, that (i) as of the date of this Agreement was not known or reasonably foreseeable, in each case based on facts known to the Company Board as of the date of this Agreement; and (ii) does not relate to (A) an Acquisition Proposal, (B) any change in the Company Common Stock price, in and of itself (it being understood that the cause of such change may be taken into consideration unless otherwise excluded pursuant hereto), (C) the fact that the Company’s performance exceeds (x) any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (y) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of such performance may be taken into consideration with respect to clauses (x) and (y) unless otherwise excluded pursuant hereto) or (D) the results of any clinical trials or the receipt of, or progress towards, regulatory approvals that have been applied for prior to the date hereof.

(mmm) “IRS” means the U.S. Internal Revenue Service.

(nnn) “Knowledge” with respect to any matter in question, means, with respect to the Company, the actual knowledge of the individuals set forth on Section 1.1(nnn) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.

(ooo) “Law” means any statute, code, law (including common law), ordinance, rule, regulation, order, judgment, decree or stock exchange rule or listing requirement of any Governmental Authority.

(ppp) “Legal Proceeding” means any claim, action, charge, lawsuit, complaint, investigation, audit, prosecution, litigation or other similarly formal enforcement, regulatory, administrative or other legal proceeding brought or initiated by or pending before any Governmental Authority.

(qqq) “Lien” means any charge, claim, adverse interest, community property interest, pledge, hypothecation, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, deed of trust, encumbrance, easement, encroachment, license, sublicense, right of way, right of first refusal, or material restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

(rrr) “Lookback Date” means January 1, 2020.

(sss) “Nasdaq” means The Nasdaq Stock Market.

(ttt) “Oxford Finance Loan Agreement” means the Loan and Security Agreement, dated as of January 21, 2022, by and among the Company, Sierra Oncology Canada, LLC, Oxford Finance LLC, and the Lenders listed on Schedule 1.1 thereto or otherwise a party thereto from time to time.

(uuu) “Parent Material Adverse Effect” means any Effect that, individually or taken together with all other Effects, has had or would reasonably be expected to prevent or materially impair or materially delay the consummation of the Merger or the ability of Parent and Acquisition Sub to perform their respective covenants and obligations pursuant to this Agreement.

(vvv) “Permit” means any permits, licenses, variances, clearances, consents, commissions, franchises, exemptions, orders, registrations, certificates and approvals from Governmental Authorities.

(www) “Permitted Lien” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens or security interests incurred in the ordinary course of business for amounts that are not yet delinquent or that are being contested in good faith and by appropriate proceedings; (iii) third Person leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions) entered into the ordinary course of business under which there exists no material default; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations entered into the ordinary course of business under which there exists no material default; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances of any type), in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (vii) zoning, building and other similar codes or restrictions that are not violated in any material respect by the current use or occupancy by the Company or any of its Subsidiaries of the real property subject thereto; (viii) Liens the existence of which are disclosed in the notes to the Audited Company Balance Sheet; (x) statutory, common law or contractual Liens of landlords under real property leases; (xi) Liens against the fee interests of the landlord or owner of any Company properties unless caused by the Company or any of its Subsidiaries; (xii) non-exclusive licenses to Company Intellectual Property granted in the ordinary course of business consistent with past practice and under which such nonexclusive licenses are (A) disclosed as Out-bound Licenses in Section 3.16(d) of the Company Disclosure Letter or (B) royalty-free licenses with a term of less than three (3) years under material transfer agreements for non-commercial research or clinical trial agreements with service providers; (xiii) Liens under applicable securities Laws; or (xiv) liens securing obligations under the Oxford Finance Loan Agreement, which liens will be released in full upon payment of the amounts contemplated by the Payoff Letter.

(xxx) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(yyy) “Privacy Laws” means all applicable laws and regulations relating to the processing, privacy or security of Personal Information and all legally binding guidance issued thereunder, including, to the extent applicable, the European Union General Data Protection Regulation (EU) 2016/679 and all laws implementing it (collectively, the “GDPR”), the UK GDPR as defined in the Data Protection, Privacy and Electronic Communications (Amendments etc) (EU Exit) Regulations 2019 (“UK GDPR”), the Data Protection Act 2018, HIPAA, the HITECH Act, Section 5 of the Federal Trade Commission Act, the PCI Data Security Standard established by the PCI Security Standards Council, the CAN SPAM Act, Children’s Online Privacy Protection Act, state data breach notification laws, state data security laws, and any law concerning requirements for website and mobile application privacy policies and practices, or any outbound communications (including e-mail marketing, telemarketing and text messaging), tracking, and marketing.

(zzz) “Pre-Closing Period” means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (i) termination of this Agreement pursuant to Article VIII and (ii) Effective Time.

(aaaa) “Product” means all drug or biological products or product candidates being developed, tested, labeled, manufactured, stored, imported, exported or distributed by the Company or any of its Subsidiaries.

(bbbb) “Registered Intellectual Property” means all Intellectual Property that is registered or issued (whether under the authority of any Governmental Authority or otherwise) or for which an application for registration or issuance has been made, including (i) applied for, then-pending, registered or issued Patents; (ii) applied for or registered Marks; and (iii) applied for or registered Copyrights.

(cccc) “Regulatory Law” means (i) the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition or (ii) Law that provide for review of the cross-border acquisition of any interest in or assets of a business (including for national security or defense reasons) under the jurisdiction of an applicable Governmental Authority of competent jurisdiction, that in each case, are applicable to the Merger.

(dddd) “Regulatory Permit” means all investigational new drug applications (as defined in 21 C.F.R. § 312.20 et seq.), new drug applications (as defined in 21 C.F.R. § 314.50), supplemental new drug applications (as defined in 21 C.F.R. § 314.70), establishment registrations (as defined in 21 C.F.R. § 207), and product listings (as defined in 21 C.F.R. § 207), all supplements or amendments thereto, and all comparable Permits.

(eeee) “Representatives” means, with respect to any Party, the directors, officers, employees, consultants, agents, representatives and advisors of such Party or any of its Subsidiaries, as applicable.

(ffff) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

(gggg) “Sanctioned Country” means any country or region that is, or has been in the five (5) years prior to the date of this Agreement, the subject or target of a comprehensive embargo under Sanctions (including Cuba, Iran, North Korea, Russia, Syria and the Crimea region of Ukraine) in effect at the time.

(hhhh) “Sanctioned Person” means any Person that is: (a) listed on any applicable U.S. or non-U.S. sanctions-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, and Sectoral Sanctions Identifications List; (b) in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in (a); or (c) organized, resident or located in a Sanctioned Country.

(iiii) “Sanctions” means all Laws and orders relating to economic or trade sanctions administered or enforced by the United States (including by OFAC, the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council or any other relevant Governmental Authority.

(jjjj) “SEC” means the United States Securities and Exchange Commission.

(kkkk) “Securities Act” means the Securities Act of 1933, as amended.

(llll) “Service Provider” means any current or former officer, employee, individual independent contractor, or member of the board of directors of the Company or any of its Subsidiaries.

(mmmm) “Specified Governmental Authority” means any Governmental Authority performing functions similar to those performed by the FDA or otherwise having jurisdiction over the safety, efficacy, approval, development, testing, labeling, manufacture, storage, marketing, promotion, sale, commercialization, shipment, import, export or distribution of pharmaceutical or biological products.

(nnnn) “Subsidiary” of any Person means (i) a corporation more than 50 percent of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).

(oooo) “Superior Proposal” means any written Acquisition Proposal on terms that the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) (i) would be more favorable to the Company Stockholders (in their capacity as such) from a financial point of view than the Merger (taking into account (A) any revisions to this Agreement irrevocably committed to in writing by Parent prior to the time of such determination; and (B) those factors and matters deemed relevant in good faith by the Company Board, which factors may include the (1) identity of the Person making the proposal and (2) legal, financial (including the financing terms), regulatory, timing and other aspects of such Acquisition Proposal) and (ii) would be reasonably likely to be consummated in accordance with the terms of such Acquisition Proposal. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent.”

(pppp) “Tax” means all federal, state, local, non-U.S. or other taxes, including any customs, tariffs, imposts, levies, duties, fees, social charges, sales and use taxes, insurance (or other similar contributions or assessments), franchise, estimated severance, levy, or other like assessments or charges in the nature of a tax imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts.

(qqqq) “Tax Returns” means all Tax returns, declarations, statements, reports, schedules, forms and information returns, including any attachments thereto or amendments thereof, filed or required to be filed with any Governmental Authority relating to Taxes.

(rrrr) “Transaction Documents” means, collectively, this Agreement and the Confidentiality Agreement and any other document contemplated thereby or any document or instrument delivered in connection therewith, including the Support Agreements.

(ssss) “Transaction Litigation” means any Legal Proceeding commenced or threatened against the Company or any of its Subsidiaries, Affiliates, directors or officers, in each case in connection with, arising from or otherwise relating to the Merger, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement or any Other Required Company Filing or any other communications to the Company Stockholders, in each case other than any Legal Proceedings among the Parties or their respective Affiliates related to this Agreement, the Transaction Documents or the Merger.

(tttt) “Transfer Taxes” means all excise, use, value-added, transfer (including real property transfer or gains), stamp, documentary, filing, recordation, registration and other similar taxes, together with any interest, additions, fines, costs or penalties thereon and any interest in respect of any additions, fines, costs or penalties, resulting directly from the acquisition or imposed in connection with this Agreement and the transactions contemplated hereby.

(uuuu) “Willful Breach” means a material breach of a representation, warranty, agreement or covenant set forth in this Agreement that is a consequence of an intentional act or omission undertaken by the breaching Party with the knowledge that the taking of, or failure to take, such act would, or would reasonably be expected to, cause or constitute a material breach of such representation, warranty, agreement or covenant.

1.2 Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Certificates	2.10(c)(i)
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)(i)
Company Disclosure Letter	1.4
Company Option Consideration	2.8(a)
Company Plans	6.9(b)
Company Securities	3.7(b)
Company Warrant Consideration	2.9(a)(ii)
Comparable Plans	6.9(b)
Copyrights	1.1(kkk)
DGCL	Recitals
Dissenting Company Shares	2.7(c)(i)
Effect	1.1(x)
Effective Time	2.2
Electronic Delivery	9.14
Exchange Fund	2.10(b)
Indemnified Persons	6.8(a)
International Employee Plans	3.19(a)
Labor Agreements	3.20(a)
Labor Entities	3.20(a)
Lease	3.14(b)
Leased Real Property	3.14(a)
Marks	1.1(kkk)
Maximum Annual Premium	6.8(c)
Merger	Recitals
Acquisition Sub	Preamble
New Plans	6.9(c)
Notice Period	5.3(d)(ii)(3)
Old Plans	6.9(c)
Other Required Company Filing	6.3(a)
Other Required Parent Filing	6.3(d)

Term	Section Reference
Owned Company Shares	2.7(a)(ii)
Parent	Preamble
Party	Preamble
Patents	1.1(kkk)
Payment Agent	2.10(a)
Per Share Price	2.7(a)(iii)
Personal Information	3.17(a)
Requisite Stockholder Approval	3.4
Surviving Corporation	2.1
Tail Policy	6.8(c)
Termination Date	8.1(c)
Trade Control Laws	3.22(b)
Trade Secrets	1.1(kkk)
Uncertificated Shares	2.10(c)(ii)

1.3 Certain Interpretations.

(a) References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. References to this Agreement (in this Agreement or any Transaction Document) mean this Agreement as amended, supplemented or otherwise modified from time to time in accordance with Section 9.3.

(b) Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the phrase “the date hereof” means “the date of this Agreement;” and (iii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive. The rule known as the ejusdem generis rule will not apply, and accordingly, general words introduced by the word “other” will not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things.

(d) Extent. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) Dollars. When used in this Agreement, references to “$” or “Dollars” are references to United States dollars. All amounts in this Agreement will be paid in Dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than Dollars, to the extent applicable, the Dollar equivalent for such costs, fees and expenses will be determined by converting such other currency to Dollars at the foreign exchange rates published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined by the Company, in effect at the time that such amount, cost, fee or expense is incurred. If the resulting conversion yields a number that extends beyond two decimal points, it will be rounded to the nearest penny.

(f) Meaning of Terms. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document. References to the “United States” or abbreviations thereof mean the United States of America and its states, territories and possessions.

(g) References to Parties. References to any Person (including any Party) include references to such Person’s successors and permitted assigns, and, in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(h) References to Subsidiaries. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.

(j) Legislation; Contracts. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations, statutory instruments and applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.

(k) Accounting Matters. Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(l) Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

(m) Applicable Time. Unless otherwise indicated, all references to a specific time are to the then-applicable local time in San Francisco, California.

(n) Calculation of Time Periods. Unless otherwise indicated or with respect to any period measured in hours, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, then the period in question will end on the next Business Day; (iii) if any action must be taken on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; (iv) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (v) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(o) Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(p) Representations Are Not Covenants. Nothing contained in Article III or Article IV may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 3.27 and Section 4.11 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(q) Joint Drafting. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, the Parties irrevocably waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(r) Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

(s) No Admission. The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained in this Agreement or in the Company Disclosure Letter will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of contract; or (ii) that such information is material or is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Company Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Company Disclosure Letter. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable, or materiality.

(t) Nature of Information Disclosed. It is understood and agreed that the (i) specification of any dollar amount in the representations and warranties contained in this Agreement is not intended to imply that such amounts (or higher or lower amounts) are or are not material; and (ii) the inclusion of any specific item in the Company Disclosure Letter is not intended to imply that such items are or are not material or are within or outside of the ordinary course of business. In each case, no Party may use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Letter in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this Agreement is or is not material for purposes of this Agreement or whether any obligation, item or matter included in the Company Disclosure Letter is or is not material for purposes of this Agreement or is within or outside of the ordinary course of business.

(u) No Reliance by Others on Representations. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.

(v) Made Available. The phrases “furnished,” “provided,” “delivered” or “made available” or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party prior to the date of this Agreement, including by being (i) posted to the virtual data room managed by the Company in connection with the Merger no later than twelve (12) hours prior to the execution and delivery of this Agreement or (ii) filed with or furnished to the SEC and available in its Electronic Data Gathering, Analysis and Retrieval (EDGAR) database before the date hereof.

(w) Ordinary Course. References to “ordinary course” or “ordinary course of business” refers to the ordinary course of business of the Company and its Subsidiaries consistent with past practice.

1.4 Company Disclosure Letter. The information set forth in the disclosure letter delivered by the Company to Parent and Acquisition Sub on the date of this Agreement (the “Company Disclosure Letter”) is disclosed under separate Section and subsection references that correspond to the Sections and subsections of this Agreement to which such information relates. The information set forth in each Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties or covenants of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations, warranties or covenants of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations, warranties or covenants is reasonably apparent on the face of such disclosure.

ARTICLE II

THE MERGER

2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, (a) Acquisition Sub will be merged with and into the Company; (b) the separate corporate existence of Acquisition Sub will cease; and (c) the Company will continue as the surviving corporation of the Merger and a direct wholly-owned Subsidiary of GlaxoSmithKline LLC and an indirect wholly-owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Corporation.”

2.2 The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Acquisition Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by filing the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Acquisition Sub and the Company and specified in the Certificate of Merger in accordance with the DGCL, the “Effective Time”).

2.3 The Closing. The consummation of the Merger (the “Closing”) shall take place by the remote exchange of electronic copies of documents and signatures (including by Electronic Delivery) on a date to be agreed upon by Parent, Acquisition Sub, and the Company that is no later than the second Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another date is agreed in writing by the Company and Parent. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.4 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Acquisition Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Acquisition Sub will become the debts, liabilities and duties of the Surviving Corporation.

2.5 Certificate of Incorporation and Bylaws.

(a) Certificate of Incorporation. At the Effective Time, the Charter will be amended and restated in its entirety to be in the form set forth on Exhibit A to this Agreement, and such amended and restated certificate of incorporation will become the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.

(b) Bylaws. At the Effective Time, the bylaws of the Surviving Corporation will be amended and restated in its entirety to be in the form set forth on Exhibit B to this Agreement, until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

2.6 Directors and Officers of the Surviving Corporation.

(a) Directors. The Parties will take all necessary actions so that the directors of Acquisition Sub as of immediately prior to the Effective Time are the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, or until their resignation or removal.

(b) Officers. The Parties will take all necessary actions so that the officers of Acquisition Sub as of immediately prior to the Effective Time are the initial officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed, or until their resignation or removal.

2.7 Effect on Capital Stock.

(a) Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Acquisition Sub, the Company or the holders of any of the following securities, the following will occur:

(i) each share of common stock, par value $0.001 per share, of Acquisition Sub that is outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and each certificate representing ownership of such shares of common stock of Acquisition Sub will thereafter represent ownership of shares of common stock of the Surviving Corporation;

(ii) each share of Company Common Stock that is (A) held by the Company as treasury stock; (B) owned by Parent or Acquisition Sub; or (C) owned by any direct or indirect wholly owned Subsidiary of Parent or Acquisition Sub as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”) will be cancelled and extinguished without any conversion thereof or consideration paid therefor; and

(iii) each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $55.00, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.10 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.12).

(b) Adjustment to the Per Share Price. The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock distribution or dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time.

(c) Statutory Rights of Appraisal.

(i) Dissenting Company Shares. Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Capital Stock that are issued and outstanding as of immediately prior to the Effective Time and held by any Company Stockholder who is entitled to appraisal rights under the DGCL and has properly and validly exercised such statutory rights of appraisal in respect of such shares of Company Capital Stock in accordance with Section 262 of the DGCL (the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7. Such Company Stockholders will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL, except that all Dissenting Company Shares held by Company Stockholders who have failed to perfect or who have effectively withdrawn or lost their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.10.

(ii) Notification of Parent of Demands for Appraisal. The Company will give Parent (A) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares; and (B) the opportunity to participate in and control all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company Shares. The Company may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares.

2.8 Equity Awards.

(a) Company Options. Parent will not assume any Company Options. At the Effective Time, each Company Option outstanding and unexercised as of immediately prior to the Effective Time will, without any action on the part of Parent, Acquisition Sub, the Company or the holder thereof, accelerate vesting in full and be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the amount of the Per Share Price (less the exercise price per share attributable to such Company Option) by (ii) the total number of shares of Company Common Stock issuable upon exercise in full of such Company Option (such amount in cash, the “Company Option Consideration”). For purposes of the previous sentence, the number of shares of Company Common Stock issuable upon exercise in full of a Company Option with performance-based vesting pursuant to a performance period that is still outstanding as of the Effective Time will be deemed to be the number of shares issuable upon exercise following satisfaction of the maximum achievement of performance criteria. Notwithstanding the foregoing, with respect to any Company Options for which the exercise price per share attributable to such Company Options is equal to or greater than the Per Share Price, such Company Options will be cancelled without any cash payment being made in respect thereof.

(b) Payment Procedures. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate Company Option Consideration owed to all holders of Company Options. Parent and the Company will cooperate to provide that all holders of Company Options will receive a payment, subject to Section 2.13, from the Company or the Surviving Corporation, through its payroll system or payroll provider, of all amounts required to be paid to such holders in respect of Company Options that are cancelled and converted pursuant to Section 2.8(a), as applicable, no later than the second payroll date following the Closing and the Company shall take all actions reasonably necessary prior to the Effective Time in order that the Company’s payroll provider will be in a position to timely process the payments contemplated by this Section 2.8. Notwithstanding the foregoing, if any payment owed to a holder of Company Options pursuant to Section 2.8(a), as applicable, cannot be made through the Company’s or the Surviving Corporation’s payroll system or payroll provider, then the Surviving Corporation will issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event later than the second payroll date following the Closing).

(c) Necessary Further Actions. Prior to the Effective Time, the Company will take all action reasonably necessary to effect the cancellation of Company Options as of the Effective Time and to give effect to this Section 2.8, such that as of the Effective Time, no individual shall have any entitlement in respect of Company Options or any other equity-based award except as expressly contemplated by this Section 2.8.

2.9 Effect on Company Warrants.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time:

(i) each Company Series A Warrant that is outstanding as of immediately prior to the Effective Time will be cancelled and extinguished and represent only the right of the holder thereof to receive an amount in cash, without interest, equal to the Black Scholes Value (as defined in the Company Series A Warrant), calculated in accordance with and subject to the terms and conditions of the Company Series A Warrants (the “Company Series A Warrant Consideration”); and

(ii) each Company Pre-Funded Warrant that is outstanding as of immediately prior to the Effective Time will be deemed exercised in full as a “cashless exercise” (as described in the Company Pre-Funded Warrants) effective upon the Effective Time, in accordance with the terms of the Company Pre-Funded Warrants, and the holder thereof shall be entitled to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the amount of the Per Share Price by (ii) the number of shares of Company Common Stock deemed to be issuable upon exercise in full of the Company Pre-Funded Warrant as a “cashless exercise,” calculated in accordance with and subject to the terms and conditions of such Company Pre-Funded Warrant (the “Company Pre-Funded Warrant Consideration” and, together with the Company Series A Warrant Consideration, the “Company Warrant Consideration”).

(b) Parent shall pay, or cause to be paid, subject to Section 2.13, the applicable Company Warrant Consideration to each holder of the applicable Company Warrant in accordance with and subject to the terms and conditions of the applicable Company Warrant.

2.10 Exchange of Certificates.

(a) Payment Agent. Prior to the Closing, Parent will (i) select a bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Exchange Fund. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock and holders of Company Warrants pursuant to Section 2.7 and Section 2.9, respectively, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock and holders of Company Warrants become entitled pursuant to Section 2.7 and Section 2.9, respectively. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A 1 or P 1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) there are any losses with respect to any investments of the Exchange Fund; (B) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7 and Section 2.9; or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 and Section 2.9 for any reason, then Parent will, or will cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7 and Section 2.9. Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

(c) Exchange and Payment Procedures.

(i) Certificated Shares. Promptly following the Effective Time (and in any event within three (3) Business Days), Parent and the Surviving Corporation will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of a certificate that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares) (the “Certificates”) whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7, (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent); and (B) instructions for use in effecting the surrender of the Certificates in exchange for the consideration payable in respect thereof pursuant to Section 2.7. Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.12) for cancellation, together with such letter of transmittal, duly completed and validly executed, in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of shares represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as practicable) an amount in cash (less any applicable withholding Taxes payable in respect thereof) equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such Certificate by (2) the Per Share Price. The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of any holder of the Certificates on the amount payable upon the surrender of such Certificates pursuant to this Section 2.10(c)(i). Until so surrendered, the Certificates will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7.

(ii) Uncertificated Shares. Notwithstanding anything to the contrary in this Agreement, any holder of shares of Company Common Stock held in book-entry form (the “Uncertificated Shares”) will not be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.7. In lieu thereof, each holder of record (as of immediately prior to the Effective Time) of an Uncertificated Share that immediately prior to the Effective Time represented an outstanding share of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares) whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7 will, upon receipt of an “agent’s message” in customary form (it being understood that the holders of Uncertificated Shares will be deemed to have surrendered such Uncertificated Shares upon receipt of an “agent’s message” or such other evidence, if any, as the Payment Agent may reasonably request) at the Effective Time, be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash (less any applicable withholding Taxes payable in respect thereof) equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares by (B) the Per Share Price. The Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated

Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.10(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7.

(d) Transfers of Ownership. If a transfer of ownership of shares of Company Common Stock is not registered in the stock transfer books or ledger of the Company, or if the consideration payable is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the consideration payable pursuant to Section 2.7 may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has evidenced timely payment to Parent (or any agent designated by Parent) any Transfer Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate, or otherwise timely established to the satisfaction of Parent (or any agent designated by Parent) that such Transfer Taxes have been paid or are otherwise not payable. Payment of the consideration payable with respect to Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered.

(e) Escheat. Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a Company Stockholder for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Uncertificated Shares have not been surrendered immediately prior to the date on which any cash in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any Governmental Authority, then any such cash in respect of such Certificate or Uncertificated Share will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

(f) Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to Parent upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Merger who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.10 will thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.7.

2.11 No Further Ownership Rights in Company Common Stock. From and after the Effective Time, (a) all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.7 (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(c)). The consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.10(c)) be cancelled and exchanged as provided in this Article II.

2.12 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.13 Required Withholding. Each of the Payment Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, or any Agent of the Parent, Company or the Surviving Corporation will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom pursuant to any applicable Laws related to Taxes. To the extent that such amounts are so deducted or withheld and timely paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

2.14 Future Dividends or Distributions. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

2.15 Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Acquisition Sub, then the directors and officers of the Company and Acquisition Sub as of immediately prior to the Effective Time will take all such lawful and necessary action.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except (a) as disclosed in the Company SEC Reports (including exhibits and other information incorporated by reference therein) filed since the Lookback Date and publicly available prior to the date hereof (other than (i) with respect to Section 3.2, Section 3.3, or Section 3.7 or (ii) any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature); or (b) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Acquisition Sub as follows:

3.1 Organization; Good Standing. The Company (a) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (b) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets as such properties and assets are presently being owned, leased or operated. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties and assets owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Charter and the Bylaws, each as amended to date. The Company is not in violation of the Charter or the Bylaws.

3.2 Corporate Power; Enforceability. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) subject to receiving the Requisite Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Merger and each of the other transactions contemplated by this Agreement have each been duly authorized by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations under this Agreement; or (iii) subject to the receipt of the Requisite Stockholder Approval, the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Acquisition Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

3.3 Company Board Approval; Fairness Opinion; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board has (i) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth in this Agreement; (ii) approved the execution and delivery of this Agreement and the Support Agreements by the Company, the performance by the Company of its covenants and other obligations in this Agreement and the Support Agreements, and the consummation of the Merger and each of the other transactions contemplated by this Agreement and the Support Agreements, respectively, upon the terms and conditions set forth therein; (iii) directed the adoption of this Agreement be submitted to a vote at a meeting of the Company Stockholders; and (iv) recommended that the Company Stockholders vote in favor of the adoption of the Merger in accordance with the DGCL (collectively, the “Company Board Recommendation”).

(b) Fairness Opinion. The Company Board received the written opinion (or an oral opinion to be confirmed in writing) of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein, the Per Share Price (subject to applicable withholding of Taxes) to be received by the holders of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares, if applicable) pursuant to the Merger is fair, from a financial point of view to such holders (it being understood and agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent or Acquisition Sub).

(c) Anti-Takeover Laws. Assuming that the representations of Parent and Acquisition Sub set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” Law will not be applicable to the Merger, the Support Agreements, and the transactions contemplated hereby and thereby.

3.4 Requisite Stockholder Approval. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote to adopt this Agreement (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Company Capital Stock that is necessary pursuant to applicable Law, the Charter or the Bylaws to consummate the Merger.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Merger and each of the other transactions contemplated by this Agreement do not (a) violate or conflict with any provision of the Charter or the Bylaws or the equivalent organizational or governing documents of any Subsidiary of the Company; (b) violate, conflict with, result in the breach of, constitute a change of control or default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of purchase, right to receive payment, termination, amendment, cancellation or acceleration or other adverse change of any right or obligation or the loss of any benefit to which the Company is entitled pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6, violate or conflict with any Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, rights, terminations, amendments, cancellations, accelerations or Liens that would not have a Company Material Adverse Effect.

3.6 Requisite Governmental Approvals.

(a) No Consent, authorization of, filing or registration with, or notification to any Governmental Authority is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, or any of the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) the filing with the SEC of the Proxy Statement and such other filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, the DGCL and the applicable rules and regulations of the SEC and Nasdaq; (iii) compliance with any applicable requirements of the HSR Act; and (iv) such other Consents the failure of which to obtain would not have a Company Material Adverse Effect.

(b) The Company does not engage in (a) the design, fabrication, development, testing, production or manufacture of “critical technologies” within the meaning of Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”); (b) the ownership, operation, maintenance, supply, manufacturing or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800); or (c) to the Company’s knowledge, the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA.

3.7 Company Capitalization.

(a) Capital Stock and Related Matters.

(i) Authorized Capital Stock and Stock Reservation. The authorized capital stock of the Company consists of (i) 500,000,000 shares of Company Common Stock; and (ii) 10,000,000 shares of Company Preferred Stock.

(ii) Current Capitalization. As of the Capitalization Date, (A) 23,913,764 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. As of the Capitalization Date, there were outstanding (1) Company Options to acquire 5,272,194 shares of Company Common Stock with an exercise price per share less than the Per Share Price; and (2) Company Warrants representing the right to acquire up to 8,697,876 shares of Company Common Stock.

(iii) Validity; No Other Issuances. All outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive rights, or any similar right. Since the close of business on the Capitalization Date until the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting, or settlement of Company Options or Company Warrants granted or issued prior to the date of this Agreement.

(b) No Other Company Securities. Except as set forth in this Section 3.7, as of the Capitalization Date there were no (i) outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) other obligations by the Company to make any payments based on the price or value of any Company Securities. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Capital Stock. The Company does not have a stockholder rights plan in effect.

(c) Company Options. As of the Capitalization Date, the Company has reserved 1,414,859 shares of Company Common Stock for issuance pursuant to the Company Equity Plans. The Company has delivered or made available to Parent a true and accurate listing of all Persons who hold outstanding Company Options as of the close of business on the Capitalization Date, indicating, with respect to each Company Option, the number of shares subject thereto, grant date and the applicable exercise price. All outstanding Company Options are validly issued, duly authorized, and in compliance with the Company’s governing documents, applicable Laws, and all tax rules and regulations.

(d) Company Warrants. Section 3.7(d) of the Company Disclosure Letter accurately sets forth with respect to each Company Warrant that is outstanding as of the Capitalization Date: (i) the name of the holder of such Company Warrant, (ii) the number, class and series of shares of Company Capital Stock issuable upon exercise of such Company Warrant, (iii) the exercise price per share of Company Capital Stock purchasable under such Company Warrant and (iv) the expiration date of such Company Warrant.

(e) No Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, purchase options, rights of repurchase or forfeiture, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

3.8 Subsidiaries.

(a) Subsidiaries. Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company. The Company does not own any equity interest in any Person other the Subsidiaries set forth on Section 3.8(a) of the Company Disclosure Letter. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets as such properties and assets are presently being owned, leased or operated, except where the failure to be in good standing would not have a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each Subsidiary of the Company, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents in any material respect.

(b) Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) is owned, directly or indirectly, by the Company, free and clear of all Liens and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.

(c) No Other Interests in Subsidiaries. There are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company or any of its Subsidiaries to acquire or redeem from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; or (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries.

3.9 Company SEC Reports.

(a) The Company has timely filed with or furnished to the SEC all Company SEC Reports since the Lookback Date and prior to the date of this Agreement (such forms, reports and documents, as supplemented, modified or amended since the time of filing, the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act, the Exchange Act, or the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), no Company SEC Report contained any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC. The Company is in compliance in all material respects with all current applicable listing and other rules and regulations of Nasdaq.

(b) There are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports. To the Knowledge of the Company, none of the Company SEC Reports is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened. The Company has made available to Parent complete and correct copies of all written correspondence between the SEC, on the one hand, and the Company, on the other hand, since January 1, 2021.

3.10 Company Financial Statements; Internal Controls; Indebtedness.

(a) Company Financial Statements. The consolidated financial statements of the Company and its Subsidiaries filed with the Company SEC Reports (i) were prepared in accordance with GAAP on a consistent basis throughout the periods covered (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods covered thereby; and (iii) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto. Except as have been described in the Company SEC Reports, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2021, and such assessment concluded that such system was effective. The Company’s independent registered public accounting firm has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2021. Since the Lookback Date, and through the date of this Agreement, to the Knowledge of the Company, no events have occurred such that management would not be able to complete its assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2021, and conclude, after such assessment, that such system was effective. Since the Lookback Date, the principal executive officer and principal financial officer of the Company have each made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in all material respects in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

(d) Indebtedness. Section 3.10(d) of the Company Disclosure Letter contains a true, correct and complete list of all Indebtedness for borrowed money of the Company and its Subsidiaries as of the date of this Agreement.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities (including with respect to Taxes) of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet; (b) arising pursuant to this Agreement or incurred in connection with the Merger; (c) incurred in the ordinary course of business since the date of the Audited Company Balance Sheet; or (d) that would not have a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) No Company Material Adverse Effect. Since the date of the Audited Company Balance Sheet through the date of this Agreement, there has not occurred a Company Material Adverse Effect.

(b) Forbearance. Since the date of the Audited Company Balance Sheet through the date of this Agreement, (i) other than in connection with the Merger and the other transactions contemplated hereby, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; (ii) the Company has not taken any action that, if taken or proposed to be taken after the date of this Agreement, would be prohibited by Section 5.2(a), Section 5.2(b), Section 5.2(d), Section 5.2(g), Section 5.2(h), Section 5.2(j), Section 5.2(l) or Section 5.2(m).

3.13 Material Contracts.

(a) Material Contracts. Except for this Agreement and the Company Contracts disclosed in Section 3.13(a) of the Company Disclosure Letter, there is no Company Contract that as of the date of this Agreement is:

(i) a Company Contract (A) that is a settlement, conciliation or similar Contract with respect to a Legal Proceeding (or threatened Legal Proceeding) pursuant to which the Company is or will be required to pay consideration of more than $750,000 after January 1, 2021 or (B) that provides for any injunctive or other non-monetary relief (including monitoring or reporting obligations to any other Person), in the case of this clause (B) that is material to the Company and its Subsidiaries taken as a whole;

(ii) a Company Contract (A) limiting or purporting to limit the freedom or right of the Company to compete with any other Person in any location or line of business; (B) containing any “most favored nations” terms and conditions (including with respect to pricing ) granted by the Company; or (C) containing exclusivity obligations or otherwise limiting or purporting to limit the freedom or right of the Company to sell, distribute or manufacture any Product, except in each case of each of (A) – (C) for such limitations, terms, condition or obligations that are not material to the Company and its Subsidiaries taken as a whole;

(iii) a Company Contract, other than a Company Benefit Plan, that requires by its terms or is reasonably likely to require the payment or delivery of cash or other consideration by or to the Company in an amount having an expected value in excess of $750,000 in the fiscal year ending December 31, 2021 or in any fiscal year thereafter and cannot be cancelled by the Parent or Acquisition Sub without penalty or further payment without more than ninety (90) days’ notice (other than payments for services rendered to the date of cancellation), excluding nonexclusive outbound licenses which are not Out-bound Licenses, nonexclusive inbound licenses which are not In-bound Licenses, and clinical trial agreements entered into in the ordinary course of business;

(iv) a Company Contract relating to Indebtedness for borrowed money of the Company with a principal amount in excess of $750,000 (whether incurred, assumed, guaranteed or secured by any asset);

(v) a Company Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company, the pledging of the capital stock or other equity interests of the Company or the issuance of any guaranty by the Company;

(vi) a Company Contract (A) creating a joint venture, joint development, collaboration, partnership, limited liability company, profit sharing, strategic alliance, or similar arrangement or (B) pursuant to which the Company has (I) made or is obligated to make a material investment in any Person or project or (II) agreed to the exercise of rights under, or other exploitation of, any co-owned Patent;

(vii) a Company Contract requiring the Company to perform or conduct research, clinical trials or development for the benefit of any Person other than the Company;

(viii) any Company Contract (A) that grants a third party development rights or marketing or distribution rights relating to any Product, (B) pursuant to which the Company or any of its Subsidiaries is or may be required to pay milestones, royalties or other contingent payments based on the research, development, regulatory approval, sale, distribution or commercial manufacture of any Product, or (C) under which the Company or any of its Subsidiaries grants any Person any right of first refusal, right of first negotiation or similar rights with respect to any Product or any material Intellectual Property;

(ix) an In-bound License or an Out-bound License;

(x) a Lease;

(xi) a Company Contract related to any disposition or acquisition of material assets, equity interests or a material business of the Company (A) for an amount in excess of $750,000 or (B) that contains material continuing indemnities (except for indemnities entered into the ordinary course of business and pursuant to which the Company has not incurred any material liabilities);

(xii) a material Company Contract that is a supply or manufacturing Contract;

(xiii) a Company Contract with any Governmental Authority;

(xiv) a Company Contract with any Affiliate, current or former director or executive officer of the Company (as such term is defined in the Exchange Act) (other than a Company Benefit Plan or standard employment agreements, including confidentiality agreements, on the Company’s form of agreement which form has been provided to Parent), Person holding 5% or more of the outstanding shares of Company Common Stock, or, to the Knowledge of the Company, any Affiliate (other than the Company) or immediate family member of any of the foregoing; or

(xv) any other Company Contract that is currently in effect and has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

Each such Company Contract described in clause (i) through (xv) above is referred to herein as a “Material Contract.”

(b) Validity. As of the date of this Agreement, the Company has either delivered or made available to Parent or Parent’s Representatives or has publicly made available an accurate and complete copy of each Material Contract. Neither the Company nor, to the Knowledge of the Company, the other party thereto, is in breach of or default under any Material Contract, and neither the Company nor, to the Knowledge of the Company, any other Person that is a party to a Material Contract has taken or failed to take any action that with or without notice, lapse of time or both would reasonably be expected to constitute a material breach of or default under any Material Contract or give rise to a right to terminate or modify in any respect any Material Contract, except in any such event as would not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Material Contract is, with respect to the Company and, to the Knowledge of the Company, the other party thereto, a valid agreement, binding, and in full force and effect, except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. Each Material Contract is enforceable by the Company in accordance with its terms, except in any such event as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole and except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and by general equitable principles. As of the date of this Agreement, the Company has not waived in writing any rights under any Material Contract, the waiver of which would have, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the Lookback Date through the Agreement Date, the Company has not received any written notice alleging any material violation or breach or default under any Material Contract that has not since been cured.

3.14 Real Property.

(a) Owned Real Property. Neither the Company nor any of its Subsidiaries owns any real property.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries uses or occupies, or has the right to use or occupy, now or in the future, any real property (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to Parent true, correct and complete copies of all Leases (including all material modifications and amendments thereto). Except as would not have a Company Material Adverse Effect, (i) the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all liens (other than Permitted Liens); and (ii) the Company has not received any written notice regarding any violation or breach of or default pursuant to any Lease, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.15 Environmental Matters. Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (a) has failed to comply with any Environmental Law; (b) has received any written notice or report alleging that the Company or any Subsidiary has violated any applicable Environmental Law; (c) has transported, produced, processed, manufactured, generated, used, treated, handled, stored, released or disposed of any Hazardous Substances in violation of any applicable Environmental Law; (d) has exposed any employee to Hazardous Substances in violation of any applicable Environmental Law; (e) has assumed, undertaken, or otherwise become subject to any liability of another Person relating to Environmental Laws; or (f) is a party to or is the subject of any pending or, to the Knowledge of the Company, threatened Legal Proceeding that is (i) alleging the noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law.

3.16 Intellectual Property.

(a) Registered Intellectual Property; Proceedings. Section 3.16(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all Company Registered Intellectual Property, with the legal and beneficial owner(s), country(ies) or region, registration and application numbers and dates indicated, as applicable. All Company Registered Intellectual Property (other than as identified as lapsed, abandoned, expired, closed or completed in Section 3.16(a) of the Company Disclosure Letter) is subsisting and, to the Knowledge of the Company, not invalid or unenforceable.

(b) Ownership. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries solely and exclusively own all right, title, and interest, free and clear of all Liens other than Permitted Liens, in and to the Company Owned Intellectual Property (except for those patent applications identified in Section 3.16(a) of the Company Disclosure Letter as co-owned). There are no restrictions on the Company’s or its Subsidiaries’ right to use, transfer or license any Company Owned Intellectual Property (except for those patent applications identified in Section 3.16(a) of the Company Disclosure Letter as co-owned).

(c) No Order. To the Knowledge of the Company, none of the issued Company Patents is invalid or unenforceable. Since the Lookback Date, neither the Company nor any of its Subsidiaries has not received written notice of any, and to the Knowledge of Company, there is no pending or threatened, interference, opposition, reissue, reexamination, Legal Proceeding or other proceeding (other than routine patent office examination proceedings associated with the prosecution of applications for Patents) with respect to any Company Registered Intellectual Property, including with respect to the construction, scope, validity, enforceability, use, transferability, registration, priority or ownership of any Company Registered Intellectual Property. Since the Lookback Date, no Legal Proceeding is or has been ongoing or is pending and served (or, to the Knowledge of Company, is being threatened or is pending and has not been served) against the Company or any of its Subsidiaries relating to any actual, alleged or suspected infringement, misappropriation or other violation of any Intellectual Property of another Person. Since the Lookback Date, neither the Company nor any of its Subsidiaries has not received any written notice or other written communication relating to any actual, alleged or suspected infringement, misappropriation or other violation of any Intellectual Property of another Person by the Company or any of its Subsidiaries.

(d) In-bound Licenses and Out-bound Licenses. Section 3.16(d) of the Company Disclosure Letter sets forth a complete and accurate list of material Company Contracts pursuant to which (i) any material Intellectual Property has been licensed (whether exclusively or nonexclusively), sold, assigned or otherwise conveyed to the Company or any of its Subsidiaries, or pursuant to which the Company or any of its Subsidiaries has otherwise received or acquired any material right, including a release, covenant not to sue or assert, or immunity from suit to or in any Intellectual Property (other than any nonexclusive “off the shelf” licenses on standard terms to third-party computer software that is generally commercially available, in each case, entered into in the ordinary course of business consistent with past practice (each, an “In-bound License”), or (ii) any Person has been granted any license (whether exclusive or nonexclusive) under, or otherwise has received or acquired any material right or interest, including a right to receive a license, release, covenant not to sue or assert, or immunity from suit to or in, any Company Intellectual Property by the Company or any of its Subsidiaries (other than any nonexclusive licenses granted under confidentiality/non-disclosure agreements, clinical trial agreements and material transfer agreements, in each case, entered into in the ordinary course of business consistent with past practice and under which such nonexclusive licenses are incidental to and not material to the performance of the agreement) (each, an “Out-bound License”).

(e) No Infringement. The Company’s and/or its Subsidiaries’ business, including the manufacture, commercialization and/or sale of the Products, in each case, does not infringe, misappropriate or otherwise violate, and has not since the Lookback Date infringed, misappropriated or otherwise violated, the Intellectual Property of any Person, except where such infringement or misappropriation would not be reasonably expected to have a Company Material Adverse Effect.

(f) No Notice of Infringement. Since the Lookback Date, neither the Company nor any of its Subsidiaries has received written notice from any third Person alleging that the operation of the Company’s and/or any of its Subsidiaries’ business or manufacture, commercialization and/or sale of the Products as conducted by the Company and/or its Subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, the Intellectual Property of any third Person in a manner that has or could reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, since the Lookback Date, no Person has infringed, misappropriated or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Company Intellectual Property. Since the Lookback Date, the Company or any of its Subsidiaries has not made or asserted any written notice alleging infringement, misappropriation or violation of any Company Intellectual Property.

(g) Employee/Consultant Agreements. The Company and its Subsidiaries have and enforce a policy requiring each Person (including current and former employees, contractors, suppliers and consultants) who has contributed to or participated in the conception or development of any material Company Intellectual Property on behalf of or for the benefit of, the Company or any of its Subsidiaries has entered into a proprietary rights agreement with the Company or a Subsidiary in which they have, subject to limitations of applicable Law, assigned or vested ownership of all their rights, title and interest in or to such Intellectual Property to the Company or its Subsidiary and has agreed to maintain the confidentiality of such Intellectual Property, and no such Person has any right to further remuneration or consideration with respect to any such material Company Intellectual Property.

(h) No Government/University Funding. No material Company Owned Intellectual Property was developed with funding from, or using the facilities or resources of, any Governmental Authority or university, college or other educational institution. Except as would not reasonably be expected to have a Company Material Adverse Effect, no Person that has licensed or provided Intellectual Property to the Company or any of its Subsidiaries has retained ownership of or license rights under any Intellectual Property in any modifications, improvements or derivative works made solely or jointly by the Company or any of its Subsidiaries.

(i) Protection of Trade Secrets. The Company and its Subsidiaries have and enforce reasonable measures to protect the confidentiality of material Trade Secrets included in the Company Intellectual Property, and, to the Knowledge of the Company, there has not been any disclosure of or access to any material Trade Secret included in the Company Intellectual Property to any Person other than under confidentiality obligations binding on such third party.

3.17 Privacy, Data Protection and Data Security

(a) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries, and the collection, storage, use and/or disclosure or other processing of any data or information that constitutes “personal information,” “personal data” or “personally identifiable information” as defined in applicable Privacy Laws (collectively, “Personal Information”) by or, to the Knowledge of the Company, on behalf of the Company or any of its Subsidiaries, is, and has been since the Lookback Date, in compliance with all applicable (i) contractual obligations of the Company or any of its Subsidiaries, (ii) legally binding orders of any Governmental Authority, and (iii) Permits, in each case of (i) – (iii), pertaining to data protection or information privacy and security and all applicable Privacy Laws. Except as would not reasonable be expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries is not, to the Knowledge of the Company, suffering, and has not at any time since January 1, 2021 suffered, any security breach, virus, loss, corruption, unauthorized use, access, acquisition or disclosure, in each case, of any Company IT Assets or Personal Information. To the Knowledge of the Company, the Company IT Assets are free of any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead service,” “virus,” or other software routines or hardware components that permit unauthorized access or the unauthorized disablement or erasure of such Company IT Assets or data or other software of users.

(b) The Company and its Subsidiaries take, and have since the Lookback Date taken, commercially reasonable actions to protect the confidentiality, integrity and security of the Company IT Assets against any unauthorized use, access, interruption, modification or corruption.

(c) Since January 1, 2021, (i) no material written notices have been received by, and, to the Knowledge of the Company, no material claims, investigations, charges or complaints have been made against, the Company or any of its Subsidiaries by any Governmental Authority or other Person alleging a violation by the Company or any of its Subsidiaries of any Privacy Laws or any contractual obligations related to Personal Information, and (ii) no disclosure of any data breach or network security breach has been made by any of the Company or any of its Subsidiaries to any Person or Governmental Authority.

3.18 Tax Matters.

(a) Tax Returns, Payments and Reserves. The Company and each of its Subsidiaries have (i) timely filed (taking into account valid extensions) all material Tax Returns required to be filed by any of them and all Tax Returns have been prepared in material compliance with applicable Law and are true, accurate and correct in all material respects and (ii) paid, or have reserved in accordance with GAAP for the payment of, all material Taxes that are required to be paid. The most recent financial statements contained in the Company SEC Reports reflect adequate accruals and reserves in accordance with GAAP for all material Taxes accrued but not then payable by the Company and its Subsidiaries through the date of such financial statements. Since the date of the most recent financial statements, the Company and each of its Subsidiaries have not incurred any material Taxes outside of the ordinary course of business.

(b) No Waivers. Neither the Company nor any of its Subsidiaries has executed any waiver, except in connection with any ongoing Tax examination, of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired.

(c) Withholding Taxes. The Company and each of its Subsidiaries have (i) withheld with respect to their employees and other third Persons all material Taxes required to be withheld; (ii) timely paid over any amounts so withheld to the appropriate Governmental Authority and (iii) complied with all material reporting requirements (including maintenance of required records with respect thereto) with respect to such payments.

(d) No Audits. No audits or other examinations with respect to material Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing and have not been resolved. No written claim that remains unresolved has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to tax in that jurisdiction and no deficiency of material Taxes has been asserted as a result of any audit or examination by any Governmental Authority that has not been paid, accrued for or been contested in good faith and in accordance with applicable Law.

(e) No Spin-offs. During the two years prior to the date of this Agreement, either the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code.

(f) No Reportable Transactions. Neither the Company nor any of its Subsidiaries has engaged or engage in a “reportable transaction” as set forth in U.S. Treasury Regulation § 1.6011-4(b).

(g) No Tax Agreements. Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation (A) entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes or (B) solely by and among any of the Company and its Subsidiaries; (ii) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to U.S. Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, or otherwise by operation of law or (iii) has been a member of an affiliated, consolidated, combined or unitary group filing a consolidated Tax Return (other than a group the common parent of which is or was the Company).

(h) No Tax Liabilities. None of the Company or any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, the computation of taxable income or pay Taxes in any taxable period beginning after the Closing Date, as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date as a result of transactions or events occurring, or accounting methods employed, prior to the Closing, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) executed prior to the Closing, (iii) installment sale or open transaction disposition made prior to the Closing, (iv) “gain recognition agreement” pursuant to Section 367 of the Code, “domestic use election” pursuant to Section 1503(d) of the Code, or other similar agreement, (v) an election under Section 965(h) of the Code, (vi) under Sections 951 or 951A of the Code or (vii) a prepaid amount received prior to the Closing (other than amounts received in the ordinary course of business).

(i) Not a United States real property holding company. None of the Company or any of its Subsidiaries has been, or will be, a United States real property holding company within the meaning of Section 897(c) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(j) No material encumbrances. There are no material Liens with respect to Taxes upon any of the assets or properties of any of the Company or any of its Subsidiaries, other than Permitted Liens.

(k) No COVID-19 Tax Measures. None of the Company or any of its Subsidiaries has (i) deferred any payment of Taxes otherwise due through any automatic extension or other grant of relief provided by a COVID-19 Tax Measure or (ii) otherwise sought or received any other benefit from any applicable Governmental Authority related to any governmental response to COVID-19, including any benefit provided or authorized by a COVID 19 Tax Measure.

(l) Tax Classification. The Company is and always has been classified as a subchapter C corporation for U.S. federal income tax purposes (and has never made an election to be treated as an “S corporation” pursuant to Section 1362 of the Code) and each of its Subsidiaries is and always has been classified as a disregarded entity for U.S. federal income tax purposes.

(m) Records. The Company and each of its Subsidiaries have retained all material books and records with respect to material Tax matters pertinent to each of the Company and its Subsidiaries relating to any taxable period beginning before the Closing Date until expiration of the statute of limitations of the respective taxable periods.

(n) Transfer Pricing. The Company and each of its Subsidiaries are in compliance in all material respects with all transfer pricing requirements in all jurisdictions in which the Company or each such Subsidiary, as the case may be, does business.

3.19 Employee Plans.

(a) Company Benefit Plans. With respect to each Company Benefit Plan other than an International Employee Plan, to the extent applicable, the Company has made available to Parent true, correct and complete copies of (i) the most recent annual report on Form 5500 required to have been filed with the IRS for each Company Benefit Plan; (ii) the most recent determination letter, if any, from the IRS for any Company Benefit Plan that is intended to qualify pursuant to Section 401(a) of the Code; (iii) the plan documents and summary plan descriptions; (iv) any related trust agreements; and (v) any notices to or from the IRS or any office or representative of the United States Department of Labor relating to any compliance issues in respect of any such Company Benefit Plan. With respect to each Company Benefit Plan that is maintained primarily for the benefit of any Service Provider whose primary work location is based outside of the United States (the “International Employee Plans”), to the extent applicable, the Company has made available to Parent true, correct and complete copies of the most recent annual report or similar compliance documents required to be filed with any Governmental Authority with respect to such International Employee Plan.

(b) Absence of Certain Plans. Neither the Company nor any of its ERISA Affiliates has previously maintained, sponsored or contributed to or currently maintains, sponsors or participates in, or contributes to, (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA); or (iii) a defined benefit pension plan or plan subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.

(c) Compliance. Each Company Benefit Plan has been maintained, funded, operated and administered in compliance in all material respects with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority.

(d) Company Benefit Plan Legal Proceedings. As of the date of this Agreement, there are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of or against any Company Benefit Plan, the assets of any trust pursuant to any Company Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any Company Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.

(e) No Prohibited Transactions. None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Company Benefit Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) that could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case applicable to the Company, any of its Subsidiaries or any Company Benefit Plan, or for which the Company or any of its Subsidiaries has any indemnification obligation.

(f) No Post-Termination Welfare Benefits. No Company Benefit Plan provides post-termination or retiree life insurance, health or other welfare benefits to any person, except to the extent required by Section 4980B of the Code or any similar Law.

(g) Section 280G. Neither the execution and delivery of this Agreement nor the consummation of the Merger (either alone or in conjunction with any other event) will (i) result in any payment or benefit to any Service Provider being characterized as a parachute payment within the meaning of Section 280G of the Code, (ii) increase any benefits or compensation otherwise payable under any Company Benefit Plan or (iii) result in any acceleration of the time of payment, funding or vesting of, or result in the forfeiture of, any payment or benefit.

(h) Section 409A. Each Company Benefit Plan is in all material respects in compliance with Section 409A of the Code. The Company is not a party to any agreement, nor does it have any obligation under any Company Benefit Plan to compensate, indemnify or reimburse any person for Taxes payable pursuant to applicable Law, including Section 4999 of the Code or for additional Taxes payable pursuant to Section 409A of the Code.

(i) International Employee Plans. Each International Employee Plan has been established, maintained and administered in compliance in all material respects with its terms and conditions and with the requirements prescribed by any applicable Laws. No International Employee Plan has material unfunded liabilities that as of the Effective Time will not be fully accrued for in its financial statements or fully offset by insurance.

3.20 Labor Matters.

(a) Union Activities. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, labor union contract or trade union agreement (collectively, “Labor Agreements”). To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union (collectively, “Labor Entities”) to organize any employees of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries. No Labor Agreement is being negotiated by the Company or any of its Subsidiaries. There is no strike or lockout against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened directly against the Company or any of its Subsidiaries.

(b) Employment Law Compliance. The Company and its Subsidiaries have complied in all material respects with applicable Laws and orders with respect to employment (including applicable Laws, rules and regulations regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, and collective bargaining).

3.21 Regulatory Matters.

(a) The Company (i) is and has been in material compliance with all applicable Laws administered or issued by the U.S. Food and Drug Administration (or its successor, the “FDA”) and any other Governmental Authority (including the European Medicines Agency (“EMA”)) performing functions similar to those performed by the FDA or otherwise having jurisdiction over the safety, efficacy, approval, development, testing, labeling, manufacturing, storage, marketing, promotion, sale, commercialization, shipment, import, export or distribution of pharmaceutical products or biological products (each, a “Regulatory Authority”), including the Federal Food, Drug, and Cosmetic Act (“FDCA”) and all other Laws regarding developing, testing, labeling, manufacturing, storage, marketing, promotion, sale, commercialization, safety, quality, shipment, import, export or distribution the products of the Company and (ii) has filed with the FDA and with all other applicable Regulatory Authorities where the Company currently is or has conducted clinical studies (A) all applications, filings declarations, reports submissions (including but not limited to adverse event and safety reports), and all other documents required under applicable Regulatory Authority Laws with respect to investigational new drug applications or clinical trial applications (as applicable), and (B) all material amendments, modifications, notices and other documents as necessary and required to maintain such regulatory filings. All such filings, declarations, listings, registrations, reports, submissions, applications, amendments, modifications, notices and other documents, including any updates, corrections or modifications thereto, were true and correct in all material respects as of the date of submission and were in material compliance with Law when filed.

(b) All preclinical and clinical studies or tests sponsored or conducted by or on behalf of the Company since the Lookback Date through the date of this Agreement have been and are being conducted in material compliance with applicable Laws, rules, and regulations, including the FDCA and applicable research protocols, and, when submitted to support regulatory filings current Good Clinical Practices and Good Laboratory Practice Requirements. Since the Lookback Date, the Company has not received any written notices from the FDA or any other Regulatory Authority with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination or suspension of such studies or tests.

(c) Since the Lookback Date, no clinical trial sponsored or conducted by or on behalf of the Company has been terminated or suspended prior to completion for safety reasons, and neither the FDA nor any other Regulatory Authority, clinical investigator or contract research organization that has participated in or is participating in, or institutional review board or data safety monitoring board that has or has had oversight over, a clinical trial conducted or sponsored by or on behalf of the Company has recommended that the Company commence, or has commenced or, to the Company’s Knowledge, threatened to initiate any action to place a clinical hold order on, or otherwise terminate, or suspend any proposed or ongoing clinical trial conducted by or on behalf of the Company, or alleged any violation of applicable Laws in connection with any such clinical trial.

(d) Since the Lookback Date, no preclinical studies sponsored or conducted by or on behalf of the Company for the purpose of supporting a regulatory filing have had any material adverse safety findings that the Company would reasonably expect to have a material adverse impact on clinical studies, and all material preclinical toxicology reports or preclinical toxicology studies conducted by or on behalf of the Company for the purpose of supporting a regulatory filing have been disclosed to the FDA and all other applicable Regulatory Authorities to the extent required by applicable laws.

(e) The Company possesses all required Permits necessary to conduct its business as currently conducted, and each such Permit is valid and in full force and effect, validly registered and on file with the applicable Governmental Authority and in material compliance with all applicable Laws. Since the Lookback Date, the Company has been and is in compliance in all material respects with the terms and requirements of such Permits, and has not received any written notice of proceedings relating to the suspension, revocation or cancellation of any such Permit, and to the Knowledge of the Company, there is no reasonable basis for the revocation, cancellation, or non-renewal of any material Permit of the Company.

(f) Neither the Company nor, to the Company’s Knowledge, any officer, employee or agent of the Company has (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any Regulatory Authority, (ii) failed to disclose a material fact or failed to disclose any study data required to be disclosed to the FDA or other Regulatory Authority, or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) establishes a reasonable basis for the FDA to invoke its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities Final Policy or for any other Regulatory Authority to invoke any similar policy. The Company is not the subject of any pending or, to the knowledge of the Company, threatened investigation by the FDA pursuant to its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities Final Policy or by any other Specified Governmental Authority under any similar policy. Neither the Company nor, to the Company’s Knowledge, any officer, employee or agent of the Company, has been convicted of any crime or engaged in any misconduct that has previously caused or would reasonably be expected to result in (A) disqualification or debarment by the FDA under 21 U.S.C. Sections 335(a) or (b), or (B) debarment, suspension, or exclusion under any federal healthcare programs or by the General Services Administration, or (C) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law, rule or regulation of any Governmental Authorities.

(g) Since the Lookback Date, the Company has not, voluntarily or involuntarily, initiated or issued, any safety alert, “dear doctor” letter, or other notice or action relating to a serious adverse event, as defined under 21 CFR 312.32, that is directly attributable to a Company Product and that would reasonably be expected to result in a clinical hold, suspension or termination of a clinical trial, or a violation of Law with respect to any Product, and the Company has not received any requests from any Governmental Authority requiring the Company to cease to manufacture or develop any Products.

(h) To the Knowledge of the Company, no Person has filed against the Company any Legal Proceeding relating to the Company under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

3.22 Compliance with Laws; Governmental Authorizations.

(a) General Compliance. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries is, and has been since the Lookback Date, in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries.

(b) Export Controls. The Company is, and has been since the Lookback Date, in material compliance with applicable Sanctions or applicable Export Control Laws or U.S., European Union or United Kingdom anti-boycott requirements (the “Trade Control Laws”). Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, managers, employees, nor, to the Knowledge of the Company, agents or third party representatives, is or has been: (i) a Sanctioned Person; (ii) operating in, organized in, conducting business with, or otherwise engaging in dealings with or for the benefit of any Sanctioned Person or in any Sanctioned Country in connection with the business of the Company or any of its Subsidiaries.

(c) Anti-Bribery Laws. Since the Lookback Date, the Company and each of its Subsidiaries, including each of their respective directors, officers or employees, have not, directly or indirectly, (i) committed a material violation of any Anti-Corruption Laws; or (ii) provided anything of value to any Government Official to unlawfully obtain or obtain business, direct business to any person, or secure an advantage, in each case that amounted to a material violation of any Anti-Corruption Laws.

3.23 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or, as of the date of this Agreement, against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such, nor, to the Knowledge of the Company, has the Company received notice of any such Legal Proceedings. Since the Lookback Date, neither the Company nor, to the Knowledge of the Company, any of its contract manufacturers for the Products, have received any FDA Form 483 or other notices of violations, inspectional observations, warning letters, untitled letters or other written administrative, regulatory or enforcement notice from any Regulatory Authority.

(b) No Orders. Neither the Company nor any of its Subsidiaries is subject to any material order, writ, injunction, judgment, decree, determination, settlement agreement or award of any Governmental Authority of any kind or nature that would prevent or materially delay the consummation of the Merger or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement. To the Knowledge of the Company, no material investigation or review by any Governmental Authority with respect to the Company is pending or is being threatened.

3.24 Insurance.

(a) Policies and Programs. The Company maintains insurance coverage in such amounts and covering such risks as are in accordance in all material respects with normal industry practice for companies of similar size and stage of development. Except as would not have a Company Material Adverse Effect, each of the insurance policies and all self-insurance programs and arrangements relating to the business, assets and operations of the Company and its Subsidiaries is in full force and effect.

(b) No Cancellation. As of the date of this Agreement, except as would not have a Company Material Adverse Effect, since January 1, 2021, neither the Company nor any of its Subsidiaries have received any written notice regarding any cancellation, invalidation or material modification of any such insurance policy other than in connection with ordinary renewals, and there is no existing material default, by any insured thereunder and there is no material claim pending under any of the Company’s insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies.

3.25 Related Person Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

3.26 Brokers. Except for the Company Financial Advisor, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Merger.

3.27 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV:

(i) None of Parent, Acquisition Sub or any of their respective Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to Parent or Acquisition Sub, their Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

(ii) no Person has been authorized by Parent or Acquisition Sub, any of their Subsidiaries or any of their respective Affiliates or Representatives to make any representation or warranty relating to Parent or Acquisition Sub, their respective Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by the Company or any of its Affiliates or Representatives as having been authorized by Parent or Acquisition Sub, any of their respective Subsidiaries or any of their Affiliates or Representatives (or any other Person); and

(iii) the representations and warranties made by Parent or Acquisition Sub in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and each of Parent and Acquisition Sub disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

(b) No Reliance. The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

(i) any representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives, in connection with presentations by or discussions with Parent’s management whether prior to or after the date of this Agreement or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Parent and Acquisition Sub represent and warrant to the Company as follows:

4.1 Organization; Good Standing.

(a) Parent. Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets as such properties and assets are presently being owned, leased or operated.

(b) Acquisition Sub. Acquisition Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Acquisition Sub has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, Acquisition Sub will not have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by this Agreement. GlaxoSmithKline LLC, as of the date of this Agreement and as of the Effective Time will be, is the sole record and beneficial stockholder of Acquisition Sub and is a direct, wholly-owned Subsidiary of Parent.

(c) Organizational Documents. Parent has made available to the Company true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of Acquisition Sub, as amended to date. Neither Parent nor Acquisition Sub is in violation of its certificate of incorporation, bylaws or other similar organizational document.

4.2 Power; Enforceability. Each of Parent and Acquisition Sub has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) consummate the Merger. The execution and delivery of this Agreement by each of Parent and Acquisition Sub, the performance by each of Parent and Acquisition Sub of its respective covenants and obligations under this Agreement and the consummation of the Merger, and each of the other transactions contemplated by this Agreement have each been duly authorized by all necessary action on the part of each of Parent and Acquisition Sub and no additional actions on the part of Parent or Acquisition Sub are necessary to authorize (i) the execution and delivery of this Agreement by each of Parent and Acquisition Sub; (ii) the performance by each of Parent and Acquisition Sub of its respective covenants and obligations under this Agreement; or (iii) the consummation of the Merger. This Agreement has been duly executed and delivered by each of Parent and Acquisition Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by each of Parent and Acquisition Sub, the performance by each of Parent and Acquisition Sub of their respective covenants and obligations under this Agreement, and the consummation of the Merger do not (a) violate or conflict with any provision of the certificate of incorporation, bylaws or other similar organizational documents of Parent or Acquisition Sub; (b) violate, conflict with, result in the breach of, constitute a change of control or default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of purchase, right to receive payment, termination, amendment, cancellation or acceleration or other adverse change of any right or obligation or the loss of any benefit to which Parent or Acquisition Sub is entitled pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, material contract, agreement or other instrument or obligation to which Parent or Acquisition Sub is a party or by which Parent, Acquisition Sub or any of their properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to Parent or Acquisition Sub or by which any of their properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Acquisition Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, rights, terminations, amendments, cancellations, accelerations or Liens that would not have a Parent Material Adverse Effect.

4.4 Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of Parent, Acquisition Sub or any of their Affiliates in connection with the (a) execution and delivery of this Agreement by each of Parent and Acquisition Sub; (b) performance by each of Parent and Acquisition Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, or any of the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, the DGCL and the applicable rules and regulations of the SEC and Nasdaq; (iii) compliance with any applicable requirements of the HSR Act; and (iv) such other Consents the failure of which to obtain would have a Parent Material Adverse Effect.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against Parent or Acquisition Sub that would have a Parent Material Adverse Effect.

(b) No Orders. Neither Parent nor Acquisition Sub is subject to any order of any kind or nature that would have a Parent Material Adverse Effect.

4.6 Ownership of Company Capital Stock. None of Parent, Acquisition Sub, any of their Subsidiaries or, to the knowledge of Parent, any of their Affiliates (a) has owned any shares of Company Capital Stock; or (b) has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company, in each case during the two years prior to the date of this Agreement.

4.7 Brokers. Except for PJT Partners, Inc., there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Acquisition Sub or any of their Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Merger for which the Company or any of its Subsidiaries would be liable.

4.8 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Merger. The vote or consent of GlaxoSmithKline LLC as the sole stockholder of Acquisition Sub (which will occur promptly following the execution and delivery of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Acquisition Sub necessary to approve this Agreement or the Merger

4.9 Financial Capability. Parent and Acquisition Sub have as of the date of this Agreement and will have at the Closing (a) sufficient funds immediately available to (i) make all payments contemplated by this Agreement in connection with the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger); and (ii) pay all fees and expenses required to be paid at the Closing by the Company, Parent, Acquisition Sub or any of their respective Affiliates in connection with the Merger and (b) the resources and capabilities (financial and otherwise) to perform its obligations under this Agreement. None of Parent, Acquisition Sub nor any of their Affiliates has incurred any obligation, commitment, restriction or liability of any kind, and is not contemplating or aware of any obligation, commitment, restriction or liability of any kind, in either case which would materially impair or materially adversely affect the availability of such sufficient funds or such resources and capabilities.

4.10 Absence of Stockholder and Management Arrangements. Except for the Support Agreements being entered into on the date hereof, none of Parent, Acquisition Sub or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s shares of Company Common Stock; (ii) holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) Person has agreed to provide, directly or indirectly, an equity investment to Parent, Acquisition Sub or the Company to finance any portion of the Merger.

4.11 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Each of Parent and Acquisition Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, any certificate delivered pursuant to this Agreement and the Support Agreements:

(i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

(ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by Parent, Acquisition Sub or any of their respective Affiliates or Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives (or any other Person); and

(iii) the representations and warranties made by the Company in this Agreement and any certificate delivered pursuant to this Agreement, are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Acquisition Sub or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

(b) No Reliance. Each of Parent and Acquisition Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, any certificate delivered pursuant to this Agreement or the Support Agreement, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

(i) any representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Acquisition Sub or any of their respective Affiliates or Representatives, including (A) any materials or information made available in the virtual data room hosted by or on behalf of the Company in connection with the Merger; (B) in connection with presentations by or discussions with the Company’s management (whether prior to or after the date of this Agreement); or (C) in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement; (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter; (c) with respect to any matter specifically addressed by Section 5.2 (in the case of which such action shall not be deemed a breach of this Section 5.1 unless it would constitute a breach of Section 5.2); (d) for any actions taken in good faith to respond to any COVID-19 Measures (it being understood that prior to taking any material actions in reliance on this clause (d), the Company will use its reasonable best efforts to provide reasonable advance notice to, and consult, with Parent (if reasonably practicable and legally permissible) prior to taking such actions); (e) as required by applicable Law; or (f) as approved by Parent in writing, during the Pre-Closing Period (which approval will not be unreasonably withheld, conditioned or delayed), the Company will, and will cause each of its Subsidiaries to (i) maintain its existence in good standing pursuant to applicable Law; (ii) conduct its business and operations in the ordinary course of business; and (iii) use its respective reasonable best efforts to preserve intact in all material respects its assets, properties, Contracts and business organizations; (iv) use its respective reasonable best efforts to keep available the services of its current officers and employees; and (v) use its respective reasonable best efforts to preserve in all material respects its current business relations.

5.2 Forbearance Covenants. Except (A) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter; (B) for any actions taken in good faith to respond to any COVID-19 Measures (it being understood that prior to taking any material actions in reliance on this clause (B), the Company will use its reasonable best efforts to provide reasonable advance notice to, and consult, with Parent (if reasonably practicable and legally permissible) prior to taking such actions); (C) as required by applicable Law; (D) as approved by Parent in writing, which approval will not be unreasonably withheld, conditioned or delayed); or (E) as otherwise expressly contemplated by the terms of this Agreement, during the Pre-Closing Period, the Company will not, and will not permit any of its Subsidiaries, to:

(a) amend or otherwise change the Charter, the Bylaws or any other similar organizational document;

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c) issue, sell, grant, pledge or deliver, or agree or commit to issue, sell, grant, pledge or deliver any of its capital stock or other securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, other instruments convertible or exchangeable or exercisable for any of its capital stock or other securities or otherwise), except (i) for the issuance, delivery or sale of shares of Company Common Stock to the extent required pursuant to Company Options or Company Warrants in accordance with their terms as in effect as of the date hereof; or (ii) as contemplated by Section 5.2(i);

(d) directly or indirectly acquire, repurchase or redeem any of its securities or offer to acquire, repurchase or redeem any of its securities, except (i) pursuant to the terms and conditions of Company Options or Company Warrants in accordance with their terms as in effect on the date hereof; or (ii) in connection with transactions between the Company and any of its wholly owned Subsidiaries;

(e) acquire, directly or indirectly, (by merger, consolidation or acquisition of stock or assets) any equity interests in any other Person or make any material investment in any other Person (other than a wholly owned Subsidiary of the Company) or enter into any joint venture, partnership, limited liability company or similar arrangement with any Person (other than the Company or any of its wholly owned Subsidiaries);

(f) acquire, or agree to acquire fee ownership (or its jurisdictional equivalent) of any real property;

(g) (i) adjust, split, subdivide, combine or reclassify any shares of its capital stock or other equity interests; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; (iii) pledge or encumber any shares of its capital stock or other equity or voting interest; or (iv) modify the terms of any shares of its capital stock or other equity or voting interest;

(h) (i) incur or assume any Indebtedness or issue any debt securities, except (A) for loans or advances between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries or (B) obligations incurred pursuant to business credit cards in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of wholly owned Subsidiaries of the Company otherwise permitted under this Agreement; (iii) make any loans, advances or capital contributions to, or investments in, any other Person, except for loans or advances between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries and capital contributions in wholly owned Subsidiaries of the Company; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create any Lien thereon (other than Permitted Liens);

(i) except (i) in order to comply with applicable Law, (ii) as required pursuant to the terms of any Company Benefit Plan as in effect on the date of this Agreement, or (iii) as expressly contemplated in this Agreement (including as permitted pursuant to this Section 5.2(i)) (A) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting of any compensation, or benefits under, any Company Benefit Plan; (B) grant to any Service Provider whose annual cash compensation exceeds $250,000 any increase in cash compensation, bonus or other benefits; (C) grant to any Service Provider any new or increased change in control, retention, severance or termination pay; (D) enter into any employment, consulting, change in control, retention, severance or termination agreement with any Service Provider (other than employment agreements with newly-hired non-officer employees or consultants in the ordinary course of business and consistent with past practice or termination agreements to obtain a release of claims from terminating employees for whom no prior severance arrangement is in place, in each case, in an amount not to exceed, and otherwise in a manner and form consistent with the disclosures set forth in Section 6.9 of the Company Disclosure Letter); or (E) terminate any employee of the Company or any of its Subsidiaries with an annual cash compensation in excess of $250,000 other than terminations for cause;

(j) acquire, sell, lease, license, sublicense, pledge, covenant not to sue or grant any release under, abandon, cancel, forfeit, dedicate to the public, fail to maintain, fail to prosecute, allow to lapse (other than any Patent expiring at the end of its statutory term in relation to which no patent term extension or supplementary protection certificate is available, and other than abandoning, forfeiting, failing to maintain, failing to prosecute or allowing to lapse, in the ordinary course of business consistent with past practice, any Company Owned Intellectual Property that would not be material to the Company and its Subsidiaries taken as a whole) assign, transfer, disclose, intentionally create any Lien on, or otherwise dispose of or grant any rights under any Company Intellectual Property, or amend, renew, terminate, sublicense, assign or modify any license or other agreement entered into by the Company or any of its Subsidiaries with respect to any Company Licensed Intellectual Property, other than the grant by the Company or any of its Subsidiaries of nonexclusive licenses to third party contractors, customers, distributors or service providers in the ordinary course of business consistent with past practice under Company Intellectual Property that is not material to the Company and its Subsidiaries taken as a whole;

(k) disclose any Trade Secrets that are material to the Company and its Subsidiaries, taken as a whole, and contained in any Company Intellectual Property to any third party, other than under confidentiality obligations binding on such third party;

(l) initiate, settle, release, waive or compromise any pending or threatened Legal Proceeding, including any claim that provides for any injunctive or other non-monetary relief, except for the settlement of any Legal Proceedings (i) (1) solely for monetary damages in an amount that do not exceed $300,000 individually or $600,000 in the aggregate and (2) without an admission of guilt; or (ii) settled in compliance with Section 6.13;

(m) except as required by GAAP, make any change in any of its accounting principles or practices;

(n) (i) make, rescind or change any material Tax election; (ii) settle, consent to or compromise any material Tax claim or assessment or surrender a right to a material Tax refund; (iii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (iv) make any material change to any accounting method or accounting period used for Tax purposes that has a material effect on Taxes; (v) file a material amended Tax Return; (vi) enter into a closing agreement with any Governmental Authority regarding any material Tax liability or assessment or (vii) take any position on any material Tax Return that is inconsistent with past practice or positions taken in preparing or filing similar Tax Returns in prior periods;

(o) incur, authorize or commit to incur any capital expenditures other than (A) expenditures that do not exceed $500,000 individually or $1,000,000 in the aggregate; or (B) in accordance with the capital budget of the Company and its Subsidiaries set forth on Section 5.2(o) of the Company Disclosure Letter;

(p) (A) amend or modify in any material respect, renew, waive any material rights under or terminate (other than renewal or termination in accordance with the terms of an existing Material Contract), any Material Contract; or (B) enter into any contract that would constitute a Material Contract if it were in effect on the date of this Agreement;

(q) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;

(r) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

(s) effectuate a “plant closing,” “mass layoff” (each as defined in the United States Worker Adjustment and Retraining Notification Act) or other employee layoff event affecting in whole or in part any site of employment, facility, operating unit or employee;

(t) adopt any stockholder rights plan or similar arrangement;

(u) create any Subsidiary of the Company or enter into a new line of business; or

(v) authorize, enter into or agree or commit to enter into a Contract to take any of the actions prohibited by this Section 5.2.

5.3 No Solicitation of Acquisition Proposals.

(a) No Solicitation. Subject to Section 5.3(b), during the Pre-Closing Period, the Company will cease and cause to be terminated any discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any Person and its Representatives relating to any Acquisition Proposal. Unless the Company has already so requested, promptly following the date of this Agreement, the Company will request that each Person (other than Parent and its Representatives) with whom (x) the Company or its Subsidiaries has executed a confidentiality agreement and (y) the Company or its Representatives have engaged in any discussions or negotiations within the 12 months preceding the date of this Agreement, in each case, in connection with its consideration of an Acquisition Transaction, promptly return or destroy, in accordance with the terms of such confidentiality agreement, all non-public information furnished to such Person by or on behalf of the Company or its Subsidiaries prior to the date of this Agreement in connection with such discussions or negotiations. Subject to Section 5.3(b), during the Pre-Closing Period, the Company, its Subsidiaries, Affiliates, and the Specified Representatives will not, and the Company will not authorize or direct any of its other Representatives to, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist Acquisition Proposal or any proposals that would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person or Group (other than Parent, Acquisition Sub or any of their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person or Group (other than Parent, Acquisition Sub or any of their respective Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any third Person or Group with respect to an Acquisition Proposal or with respect to any inquiries from third Persons relating to the making of an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or discussing any Acquisition Proposal made by any Person or Group with such Person or Group to the extent necessary to clarify the terms of the Acquisition Proposal); (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal, other than, in each case, an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal, an “Alternative Acquisition Agreement”); or (vi) authorize or commit, or publicly propose to authorize or commit, to do any of the foregoing. During the Pre-Closing Period, the Company will not be required to enforce, and will be permitted to waive, any provision of any “standstill” or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board if the Company Board has determined that a failure to refrain from such enforcement or waiver would reasonably be expected to be inconsistent with its fiduciary duties.

(b) Permitted Conduct Related to Certain Proposals. Notwithstanding anything to contrary in this Section 5.3, from the date of this Agreement until the Company’s receipt of the Requisite Stockholder Approval, the Company and the Company Board may, directly or indirectly through one or more of their Representatives (including the Company Financial Advisor), subject to the execution and delivery of an Acceptable Confidentiality Agreement, (i) participate or engage in discussions or negotiations with; or (ii) (1) furnish any non-public information relating to the Company or any of its Subsidiaries to or (2) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to;, in each case, any Person or Group or their respective Representatives that has made, renewed or delivered to the Company a written Acquisition Proposal after the date of this Agreement that was not solicited in breach of Section 5.3(a) if the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (A) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (B) the failure to take the actions contemplated by this Section 5.3(b) would reasonably be expected to be inconsistent with its fiduciary duties. During the Pre-Closing Period, the Company will promptly (and, in any event, within 24 hours from the receipt thereof) make available to Parent and its Representatives any non-public information concerning the Company and its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.

(c) No Company Board Recommendation Change or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), at no time after the date of this Agreement may the Company Board (or a committee thereof):

(i) (A) withhold or withdraw (or amend, qualify or modify in a manner adverse to Parent), or publicly propose to withhold or withdraw (or amend, qualify or modify in a manner adverse to Parent), the Company Board Recommendation; (B) adopt, approve, recommend or declare advisable an Acquisition Proposal, or publicly proposed to do so; (C) fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days of the occurrence of a material event or development and after Parent so requests in writing (or, if the Company Stockholder Meeting is scheduled to be held within ten (10) Business Days, then within one (1) Business Day after Parent so requests in writing) (it being understood that the Company will not be obligated to affirm the Company Board Recommendation more than once per publicly disclosed Acquisition Proposal or any material modification thereto); (D) take or fail to take any formal action or make or fail to make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Company Board to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board may delay taking a position with respect to an Acquisition Proposal until 5:30 p.m., Eastern time, on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such delay being considered a violation of this Section 5.3); or (E) fail to include the Company Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a “Company Board Recommendation Change”), it being understood that none of (1) the determination in itself by the Company Board that an Acquisition Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal; (2) the delivery, in itself, by the Company to Parent and its Representatives of any notice contemplated by Section 5.3(d); or (3) the making of any disclosures permitted pursuant to Section 5.3(f), will constitute a Company Board Recommendation Change or violate this Section 5.3; or

(ii) cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d) Permissible Company Board Recommendation Change and Entry into Alternative Acquisition Agreement.

(i) Intervening Events. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the Company Board may effect a Company Board Recommendation Change in response to an Intervening Event if and only if:

(1) the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties;

(2) the Company has provided prior written notice to Parent at least four (4) Business Days in advance to the effect that the Company Board has (A) so determined and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will describe the Intervening Event in reasonable detail; and

(3) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, until 5:00 p.m. at the end of such four (4) Business Day period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that the Company Board no longer determines in good faith that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties.

(ii) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, if the Company has received a written Acquisition Proposal that the Company Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Superior Proposal or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:

(1) the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties;

(2) the Company has complied in all material respects with its obligations pursuant to this Section 5.3(d)(ii) with respect to such Acquisition Proposal (and any prior Acquisition Proposal, proposal or inquiry by the Person or Group making such Acquisition Proposal);

(3) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (the “Notice Period”) to the effect that the Company Board has (A) received a written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to Section 8.1(h), which notice will describe the basis for such Company Board Recommendation Change or termination, including the identity of the Person or Group making such Acquisition Proposal, the material terms of such Acquisition Proposal and include copies of all relevant documents relating to such Acquisition Proposal; and

(4) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, until 5:00 p.m. on the last day of the Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that such Acquisition Proposal would cease to constitute a Superior Proposal, it being understood that (a) in the event of any material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(4) with respect to such new written notice (with the “Notice Period” in respect of such new written notice being two (2) Business Days); and (b) at the end of the Notice Period, the Company Board must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such Acquisition Proposal is a Superior Proposal.

(e) Notice to Parent. During the Pre-Closing Period, the Company will promptly (and, in any event, within 24 hours from the receipt thereof) notify Parent in writing if an Acquisition Proposal, or inquiry or request that would reasonably be expected to lead to an Acquisition Proposal, is received by, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of the Specified Representatives or, to the Knowledge of the Company, any of its other Representatives with respect to an Acquisition Proposal or any such inquiry or request. Such notice must include (A) the identity of the Person or Group making such Acquisition Proposal, inquiry or request; and (B) a summary of the material terms and conditions thereof and, if in writing, a copy thereof. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and terms of, any other material developments regarding, any such Acquisition Proposal, inquiry or request (including any amendments thereto) and the status of any such discussions or negotiations, including by providing copies of all written materials received by the Company or any of its Representatives from the Person or Group making such Acquisition Proposal, inquiry or request or its Representatives relating to such Acquisition Proposal, inquiry or request.

(f) Permitted Disclosures. Nothing in this Agreement will prohibit the Company or the Company Board from (A) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a “stop, look and listen” communication by the Company Board to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (C) making any disclosure to the Company Stockholders (including factually accurate disclosure regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board, after consultation with its outside legal counsel, has determined in good faith is required by applicable Law; provided, however, that in no event will the Company or the Company Board effect a Company Board Recommendation Change except in compliance with Section 5.3(d). It is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board that (x) the Company Board (or a committee thereof), after consultation with its outside legal counsel, has determined in good faith is required by applicable Law and (y) (A) describes the Company’s receipt of an Acquisition Proposal; (B) identifies the Person or Group making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect thereto will not, in any case, be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Company Board to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.

(g) Breach by Representatives. The Company agrees (i) any action taken by any director, executive officer, outside legal counsel or Affiliate of the Company or by the Financial Advisor (collectively, the “Specified Representatives”) that, if taken by Company, would constitute a breach of any provision set forth in this Section 5.3 shall be deemed to constitute a breach of such provision by the Company; and (ii) if the Company is made aware of an action by any of its Representatives (other than the Specified Representatives) that would constitute a breach of any provision of this Section 5.3 if taken by the Company and the Company does not use its reasonable best efforts to prohibit or terminate such action, then such action will be deemed to constitute a breach by the Company of this Section 5.3.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Acquisition Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Efforts; Required Action and Forbearance.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Parent and Acquisition Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, no later than the Termination Date, the Merger, including by using reasonable best efforts to:

(i) cause the conditions to the Merger set forth in Article VII to be satisfied no later than the Termination Date;

(ii) (1) seek to obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger; and

(iii) (1) seek to obtain all consents, waivers and approvals and (2) deliver all notifications, in each case pursuant to any Material Contracts in connection with this Agreement and the consummation of the Merger so as to seek to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts as of and following the consummation of the Merger; and

(iv) deliver all notifications, documents, instruments and agreements necessary in connection with the treatment of the Company Warrants contemplated by Section 2.9.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, except with the prior written consent of Parent, neither the Company nor any of its Subsidiaries will agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.

6.2 Regulatory Filings.

(a) Filings Under the HSR Act and Other Applicable Regulatory Laws. Without limiting the generality of Section 6.1, each of Parent and Acquisition Sub (and their respective Affiliates, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, will use (and will cause its respective Affiliates to use) their respective reasonable best efforts to file (i) a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act with the FTC and the Antitrust Division of the DOJ within ten (10) Business Days following the date of this Agreement; and (ii) as promptly as practicable following the date of this Agreement, comparable pre-merger or post-merger notification filings, forms and submissions with any Governmental Authority as may be necessary, proper, or advisable to effectuate the Merger pursuant to other Regulatory Laws. Each of Parent and the Company will (and will cause each of its respective Representatives, as applicable, to) (A) cooperate and coordinate with the other in the making of such filings; (B) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) any information that may be required in order to make such filings; (C) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (D) use its respective reasonable best efforts to take all action necessary to, as soon as reasonably practicable (and in any event prior to the Termination Date), (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Regulatory Laws applicable to the Merger; and (2) obtain any required approvals, consents, and clearances pursuant to any Regulatory Laws as may be necessary, proper, or advisable to effectuate the Merger and to remove any court or regulatory orders under any Regulatory Laws impeding the ability to consummate the Merger by the Termination Date. Each Party shall, after consultation with the other Party, use reasonable best efforts to certify compliance with any request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Regulatory Laws applicable to the Merger.

(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company, Parent and Acquisition Sub will (and will cause each of their respective Affiliates, as applicable, to), subject to any restrictions under applicable Law, (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Merger and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Merger to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Merger; and (iii) not independently participate in any meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Merger without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Acquisition Sub may designate any non-

public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information will not be shared with the Representatives of the other Party without approval of the Party providing the non-public information. Each of the Company, Parent and Acquisition Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel” only basis. Without limiting Section 6.2(a), including the obligation to make the filings contemplated by clause (i) of Section 6.2(a), Parent shall, on behalf of the Parties, control and direct all aspects of the Parties’ efforts to obtain the required approvals under the applicable Regulatory Laws, including making the final determination as to the appropriate strategy relating to any matters relating to the applicable Regulatory Laws, including with respect to any filings, notifications, submissions and communications with or to any Governmental Authority; provided, that Parent shall consult with the Company in a reasonable manner and consider in good faith the views and comments of the Company in connection with the foregoing.

6.3 Proxy Statement and Other Required SEC Filings.

(a) Preparation. Subject to Parent’s timely compliance with Section 6.3(b), as promptly as reasonably practicable after the date of this Agreement but in no event later than ten (10) Business Days from the date of this Agreement), the Company will prepare and file with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements, the “Proxy Statement”). Except in connection with a Company Board Recommendation Change or thereafter, Parent and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement (including all amendments and supplements thereto and including any response to any comments (including oral comments) of the SEC or its staff with respect thereto) prior to the filing thereof with the SEC and the Company shall give reasonable consideration to any such comments made by Parent or its counsel. The Company shall promptly provide Parent and its legal counsel with a copy or a description of any comments (including oral comments) received by the Company or its legal counsel from the SEC or its staff with respect to the Schedule Proxy Statement. Subject to Section 5.3 and unless a Company Board Recommendation Change has been made in accordance with Section 5.3, the Company will (i) include the Company Board Recommendation and the fairness opinion of the Company Financial Advisor referred to in Section 3.3(b) in the Proxy Statement; and (ii) use reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. Promptly following the (A) confirmation by the SEC that it has no further comments or (B) expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act, the Company will cause the Proxy Statement in definitive form to be mailed to the Company Stockholders. The Company shall cause the Proxy Statement to not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no covenant is made by the Company with respect to information supplied by or on behalf of Parent or Acquisition Sub expressly for inclusion or incorporation by reference in the Proxy Statement. Each of Parent, Acquisition Sub and the Company: (i) shall promptly respond to any comments (including oral comments) of the SEC or its staff with respect to the Proxy Statement and (B) to the extent required by the applicable requirements of United States securities laws and the rules and regulations of the SEC promulgated thereunder, promptly correct any information provided by it for use in the Proxy Statement to the extent that such information shall be or shall have become false or misleading in any material respect and the Company shall take all steps necessary to cause the Proxy Statement, as supplemented or amended to correct such information, to be filed with the SEC and, to the extent required by the United States securities laws and the rules and regulations of the SEC promulgated thereunder, to be disseminated to holders of Company Common Stock.

(b) Parent Cooperation. Parent and Acquisition Sub shall promptly furnish or otherwise make available to the Company or the Company’s legal counsel all information concerning the Parent or their respective Affiliates that may be required or reasonably requested in connection with the Proxy Statement or any action contemplated by this Section 6.3(b).

(c) No Amendments to Proxy Statement. Subject to Section 5.3 and unless Company Board Recommendation Change made in accordance with Section 5.3, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.

(d) Other Required Company Filings. If the Company determines that it is required to file any document, other than the Proxy Statement, with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company will use its reasonable best efforts to promptly prepare and file such Other Required Company Filing with the SEC. The Company will cause any Other Required Company Filing to (i) comply in all material respects with the Exchange Act and the rules and regulations of the SEC and Nasdaq and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no covenant is made by the Company with respect to information supplied by or on behalf of Parent or Acquisition Sub expressly for inclusion or incorporation by reference in such Other Required Company Filing. Except in connection with a Company Board Recommendation Change or thereafter, the Company may not file any Other Required Company Filing with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give reasonable consideration to any such comments made by Parent or its counsel.

(e) Other Required Parent Filings. If Parent or Acquisition Sub determines that it is required to file any document (other than any Form 20-F or Form 6-K under the Exchange Act), with the SEC as a result of the Merger pursuant to applicable Law (an “Other Required Parent Filing”), then Parent and Acquisition Sub will use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. Parent and Acquisition Sub will cause any Other Required Parent Filing to (i) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the SEC and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no covenant is made by Parent or Acquisition Sub with respect to information supplied by or on behalf of the Company expressly for inclusion or incorporation by reference in such Other Required Parent Filing. Neither Parent nor Acquisition Sub may file any Other Required Parent Filing with the SEC without first providing the Company and its counsel a reasonable opportunity to review and comment thereon, and Parent will give good faith consideration to all reasonable additions, deletions or changes suggested by the Company or its counsel.

(f) SEC Correspondence. The Parties will notify each other as promptly as practicable of the receipt of any comments, whether written or oral, from the SEC and of any request by the SEC for amendments or supplements to any Other Required Company Filing or any Other Required Parent Filing, or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings. The Parties will use their respective reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement, as promptly as practicable after the receipt thereof.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. The Company will take all action necessary in accordance with applicable Law, the Charter and the Bylaws to establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders (including any adjournment, postponement or other delay thereof, the “Company Stockholder Meeting”) as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders for the purpose of (i) seeking the Requisite Stockholder Approval; (ii) in accordance with Regulation 14A under the Exchange Act, seeking advisory approval of a proposal in connection with a non-binding, advisory vote to approve certain compensation that may become payable to the Company’s named executive officers in connection with the consummation of the Merger; and (iii) a customary proposal to adjourn the Company Stockholder Meeting. The Company shall comply with all legal requirements applicable to such meeting and shall cooperate with and keep Parent informed on a reasonably current basis regarding its solicitation efforts and voting results following the dissemination of the definitive Proxy Statement. Without limiting the generality of the foregoing, unless this Agreement has been terminated in accordance with its terms, the Company shall establish a record date for, call, give notice of, convene and hold the Company Stockholder Meeting and submit the Merger and the adoption of this Agreement for the approval of the Company Stockholders at the Company Stockholder Meeting whether or not a Company Board Recommendation Change shall have occurred or an Acquisition Proposal shall have been publicly announced or otherwise made known to the Company, the Company Board or the Company’s Representatives or the Company Stockholders.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, the Company will be permitted to postpone or adjourn the Company Stockholder Meeting if (i) there are holders of insufficient shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (ii) and solely to the extent the Company is required to do so to comply with applicable Law, order or a request from the SEC (provided that the Company shall consult with Parent as reasonably practicable prior to any such postponement or adjournment); or (iii) the Company Board has determined in good faith (after consultation with outside legal counsel) that it is required by applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Without the prior written consent of Parent, the Company Stockholder Meeting will not be postponed or adjourned by more than 5 Business Days at a time without the prior written consent of Parent, except as otherwise provided in Section 6.4(b)(ii). In no event will the record date of the Company Stockholder Meeting be changed without Parent’s prior written consent, unless required by applicable Law (including in connection with any postponement of the meeting permitted in accordance with the prior sentence).

(c) Matters to be Considered. Without the prior written consent of Parent, the adoption of this Agreement and the approval of the Merger and the proposals described in Section 6.4(a)(ii) and Section 6.4(a)(iii) shall be the only matters that the Company shall propose to be acted on by the Company Stockholders at the Company Stockholder Meeting.

6.5 Anti-Takeover Laws. Neither Parent nor the Company will take any action that would be reasonably expected to cause any “takeover” Law to become applicable to this Agreement or the Merger, and each of Parent, the Company and the Company Board will (a) take all reasonable actions within their power to ensure that no “anti-takeover” Law is or becomes applicable to the Merger; and (b) if any “anti-takeover” Law is or becomes applicable to the Merger, use their reasonable best efforts to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to lawfully eliminate or minimize the effect of such Law on the Merger.

6.6 Access. During the Pre-Closing Period, the Company will, and will cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records and personnel of the Company and its Subsidiaries and promptly provide Parent and Parent’s Representatives with all reasonably requested information regarding the business of the Company and such additional information regarding the Company as Parent may reasonably request, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; or (d) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand provided, however, that, in such instances, the Company shall inform Parent of the general nature of the information being withheld and, upon Parent’s request, reasonably cooperate with Parent to provide such information, in whole or in part, in a manner that would not result in any of the outcomes described in the foregoing clauses (a) through (d). Nothing in this Section 6.6 will be construed to require any advisors (including any legal counsel, financial advisors or accountants) of the Company or its Subsidiaries to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.6 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable and generally applicable security measures, health and safety measures, and will not include the right to perform any “invasive” testing or soil, air or groundwater sampling, including any Phase I or Phase II environmental assessments. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its obligations set forth in this Section 6.6 by electronic means if reasonably practicable if physical access is not permitted under applicable Law as a result or COVID-19 or any COVID-19 Measures. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.6. No access or investigation hereunder shall affect the representations, warranties, covenants or agreement of the Company or the conditions or obligations of the Parties under this Agreement and shall not limit or otherwise affect the rights or remedies available hereunder.

6.7 Section 16(b) Exemption. The Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.8 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a) Indemnified Persons. Each of the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, its obligations pursuant to any indemnification agreements between it and any of its current or former directors or officers (and any person who becomes a director, officer or employee of it prior to the Effective Time) (collectively, the “Indemnified Persons”) set forth on Section 6.8 of the Company Disclosure Letter or that use the same form in all material respects as the form of indemnification agreement filed with the SEC Reports. In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, each of the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause its certificate of incorporation, bylaws and other similar organizational documents to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter, the Bylaws or the other similar organizational documents of the Subsidiaries of the Company, as applicable, as of the date of this Agreement. During such six-year period or such period in which an Indemnified Person is asserting a claim for indemnification pursuant to Section 6.8(b), whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner adverse to any applicable Indemnified Persons except as required by applicable Law.

(b) Indemnification Obligation. Without limiting the generality of Section 6.8(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, in accordance with provisions set forth in the Charter, the Bylaws or the other similar organizational documents of the Subsidiaries of the Company, as applicable, as of the date of this Agreement, or pursuant to any indemnification agreements with the Company or any of its Subsidiaries in effect as of the date of this Agreement, each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (ii) the Merger, as well as any actions taken by the Company, Parent or Acquisition Sub with respect to the Merger (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.8(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In connection with any Legal Proceeding of the type contemplated by this Section 6.8(b), (A) the Surviving Corporation will have the right to control the defense thereof after the Effective Time; (B) to the extent required in the applicable organizational documents or pursuant to any indemnification agreements with the Company or any of its Subsidiaries in effect as of the date of this Agreement, (1) the fees and expenses of any counsel retained by any Indemnified Person in connection with such Legal Proceeding will be paid by the Surviving Corporation; and (2) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined that such Indemnified Person is not entitled to indemnification, the Surviving Corporation will advance all reasonable fees and expenses (including reasonable fees and expenses of counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; and (C) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent (unless such settlement relates only to monetary damages for which the Surviving Corporation is entirely responsible).

(c) D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.8(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300 percent of the amount paid by the Company for coverage for its last full fiscal year (such 300 percent amount, the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.8(c), the Company may (and, at Parent’s request, shall use reasonable best effort to) purchase a prepaid “tail” policy (the “Tail Policy”) with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the annual cost for the Tail Policy does not exceed the Maximum Annual Premium, it being understood that if the aggregate cost would exceed that limit, the Company may purchase as much coverage as reasonably practicable up to such limit. If the Company purchases the Tail Policy prior to the Effective Time, then the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain the Tail Policy in full force and effect and continue to honor its obligations thereunder for so long as the Tail Policy is in full force and effect.

(d) Successors and Assigns. Proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.8 if Parent, the Surviving Corporation or any of their respective successors or assigns either (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person.

(e) No Impairment; Third Person Beneficiary Rights. The obligations set forth in this Section 6.8 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person (and his or her heirs and representatives) who is a beneficiary pursuant to the D&O Insurance or the Tail Policy) without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons or other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy are intended to be third party beneficiaries of this Section 6.8, with full rights of enforcement. The rights of the Indemnified Persons (and other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy) pursuant to this Section 6.8 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iv) applicable Law.

(f) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.8 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.9 Employee Matters.

(a) Existing Arrangements. From and after the Effective Time and for so long as necessary in accordance with the terms thereof, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) honor all of the written severance arrangements contained in employment agreements and transition agreements between the Company and any individual Service Provider in effect as of the date hereof, in the form provided to Parent as of the date hereof, and disclosed on Section 6.9(a) of the Company Disclosure Letter (the “Severance Agreements”). Notwithstanding the foregoing but subject to Section 6.9(c), nothing will prohibit the Surviving Corporation from amending or terminating any such Company Benefit Plans or Severance Agreements in accordance with their terms.

(b) Employment; Benefits. The Surviving Corporation or one of its Subsidiaries will (and Parent will cause the Surviving Corporation or one of its Subsidiaries to) continue the employment of all employees of the Company and its Subsidiaries as of the Effective Time by taking such actions, if any, as are required by applicable Law. For one year following the Effective Time (or, if earlier, through the applicable Continuing Employee’s termination of employment) (the “Comparability Period”), the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) either (i) maintain for the benefit of each Continuing Employee the Company Benefit Plans and any other employee benefit plans or other compensation arrangements (other than the opportunity to participate in equity-based benefits and post-employment welfare benefits) of the Surviving Corporation or any of its Subsidiaries (the “Company Plans”) on terms and conditions that are no less favorable in the aggregate than those in effect at the Company or its Subsidiaries immediately prior to the Effective Time; (ii) provide compensation and benefits (other than the opportunity to participate in equity-based benefits, and post-employment welfare benefits) to each Continuing Employee that are no less favorable in the aggregate than the compensation and benefits (other than the opportunity to participate in equity-based benefits and individual employment agreements) provided to such Continuing Employee immediately prior to the Effective Time (“Comparable Plans”); or (iii) provide some combination of Company Plans and Comparable Plans such that each Continuing Employee receives compensation and benefits (other than opportunity to participate in equity-based benefits and post-employment welfare benefits) that are no less favorable in the aggregate than the compensation and benefits (other than the opportunity to participate in equity-based benefits and post-employment welfare benefits) provided to such Continuing Employee immediately prior to the Effective Time. In each case, base compensation and target incentive compensation opportunity will not be decreased during the Comparability Period below the level applicable as of immediately prior to the Effective Time for any Continuing Employee employed during that period. For purposes of this Section 6.9(b), the portion of compensation and benefits attributable to termination entitlements to a Continuing Employee applicable as of immediately prior to the Effective Time shall be as reflected on Section 6.9(b) of the Company Disclosure Letter or in a Severance Agreement, as applicable.

(c) New Plans. At or after the Effective Time, Parent will use commercially reasonable efforts to, or cause the Surviving Corporation or any other Subsidiary of Parent to, cause to be granted to the Continuing Employees credit for all service with the Company and its Subsidiaries prior to the Effective Time and with Parent, the Surviving Corporation, and any of their Subsidiaries on or after the Effective Time, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual but excluding equity-based benefits, and post-employment welfare benefits) (it being understood that it shall not be deemed to be commercially unreasonable for Parent to, or to cause the Surviving Corporation to, provide credit for all such services for purposes of the severance as contemplated in Section 6.9(b) of this Agreement and the Company Disclosure Letter), except in each case that such service need not be credited to the extent that it would result in duplication of coverage or benefits. In addition, and without limiting the generality of the foregoing, Parent will use commercially reasonable efforts to, or to cause the Surviving Corporation or any Subsidiaries of Parent to (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by Parent and its Subsidiaries (other than the Company Plans) (such plans, the “New Plans”) to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, cause all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, (iii) cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan; and (iii) credit the accounts of such Continuing Employees pursuant to any New Plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time, will not be subject to accrual limits or other forfeiture and will not limit future accruals.

(d) No Third Person Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, neither this Section 6.9 nor any provisions of this Agreement relating to Company Benefit Plans will be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate any Continuing Employee for any reason; (ii) subject to the limitations and requirements specifically set forth in this Section 6.9, require Parent, the Surviving Corporation or any of their respective Subsidiaries to maintain or continue any Company Plan or prevent the amendment, modification, suspension or termination thereof after the Effective Time; (iii) create any third party beneficiary rights in any Person; or (iv) be treated as an amendment of, or undertaking to amend, any Company Benefit Plan or Parent employee benefit plan.

(e) Employee Communications and Consultations. From and after the date hereof until the Closing Date, the Company shall give Parent the opportunity to review and approve of any broad-based communications to be distributed to or shared with Service Providers relating to the transactions contemplated by this Agreement or terms of employment.

6.10 Obligations of Acquisition Sub. Parent will take all action necessary to cause Acquisition Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Acquisition Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.11 Notification of Certain Matters.

(a) Notification by the Company. During the Pre-Closing Period, the Company will give prompt notice to Parent (i) upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any material failure by the Company to comply with or satisfy in any respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, or (ii) upon receipt of any written notice from any third party alleging that the consent or approval of such third party is or may be required in connection with the transactions contemplated by this Agreement that, if required and not obtained, would be material to the Company and its Subsidiaries. No such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Parent and Acquisition Sub to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Parent pursuant to this Section 6.11(a).

(b) Notification by Parent. During the Pre-Closing Period, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Acquisition Sub in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Acquisition Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement. No such notification will affect or be deemed to modify any representation or warranty of Parent or Acquisition Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Company pursuant to this Section 6.11(b).

(c) Impact of Non-Compliance. The failure of the Company or Parent to comply with this Section 6.11 will not be taken into account for purposes of determining whether any conditions set forth Article VII have been satisfied.

6.12 Public Statements and Disclosure. The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent and will be issued promptly following the execution and delivery of this Agreement. Thereafter, the Company, on the one hand, and Parent and Acquisition Sub, on the other hand (in each case, unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change) will use their respective reasonable best efforts to consult with the other Parties before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement or the Merger. Notwithstanding the foregoing, neither Parent nor the Company will be obligated to engage in such consultation with respect to communications that are (i) required by applicable Law; (ii) principally directed to employees, suppliers, customers, partners, analysts, financial media, investors, shareholders or vendors so long as such communications are consistent with, and do not include additional information than was not disclosed in, previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the other Party); (iii) principally related to a Superior Proposal or Company Board Recommendation Change; or (iv) with respect to any Legal Proceedings among the Parties or their respective Affiliates related to this Agreement or the Transaction Documents.

6.13 Transaction Litigation. During the Pre-Closing Period, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. The Company will (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation; and (c) consider in good faith Parent’s advice with respect to any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.13, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company and Parent may offer comments or suggestions with respect to such Transaction Litigation (which comments and suggestions shall be given reasonable consideration by the Company) but will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above.

6.14 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Common Stock from Nasdaq as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.15 Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Acquisition Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.

6.16 Parent Vote at Acquisition Sub. Promptly following the execution and delivery of this Agreement, Parent shall cause this Agreement to be adopted by GlaxoSmithKline LLC (in its capacity as sole stockholder of Acquisition Sub) in accordance with applicable Law and the certificate of incorporation and bylaws of Acquisition Sub and shall cause GlaxoSmithKline LLC (in its capacity as sole stockholder of Acquisition Sub) to deliver to Acquisition Sub (with a copy also sent to the Company) a written consent adopting this Agreement in accordance with the DGCL.

6.17 Payoff Letters. The Company shall deliver to Parent and Acquisition Sub no later than two (2) Business Days prior to the Closing Date a payoff letter with respect to the Oxford Finance Loan Agreement in form and substance customary for transactions of this type and reasonably acceptable to Parent, from the collateral agent under the Oxford Finance Loan Agreement (the “Payoff Letter”), which Payoff Letter together with any related release documentation shall, among other things, include the amount required to pay in full the obligations (other than customary indemnification obligations that survive termination) under the Oxford Finance Loan Agreement (together with any associated costs, expenses or other amounts required to be paid in connection with payoff, the “Debt Payoff Amount”) and provide that encumbrances (and any guarantees) granted in connection therewith relating to the assets, rights and properties of the Company securing such indebtedness and any other obligations secured thereby, shall, upon the payment of the Debt Payoff Amount set forth in such Payoff Letter be released and terminated. On the Closing Date, Parent shall effect or cause to be effected the repayment in full of all obligations under the Oxford Finance Loan Agreement in accordance with the Oxford Finance Loan Agreement and the Payoff Letter.

6.18 Regulatory Matters.

(a) During the Pre-Closing Period, the Company shall, to the extent permissible under applicable Law, inform Parent of, and provide Parent with a reasonable opportunity to review and comment on, in advance, any material filing proposed to be made by or on behalf of the Company or any of its Subsidiaries with respect to any Product, and any material correspondence or other material communication proposed to be submitted or otherwise transmitted to the FDA or any Specified Governmental Authority by or on behalf of the Company or any of its Subsidiaries.

(b) During the Pre-Closing Period, the Company shall, to the extent permissible under applicable Law, reasonably promptly (and in any event within three (3) Business Days upon discovery by the Company) notify Parent in writing of (i) any material FDA Form 483, Warning Letter, untitled letter, or other similar material correspondence or notice from the FDA or any other applicable Specified Governmental Authority alleging or asserting material noncompliance with any applicable Laws or Regulatory Permits received by the Company, its Subsidiaries, or to the Knowledge of the Company, any of their respective contract manufacturers with respect to the Products (ii) any written notices, correspondence, or other communication from any institutional review board, the FDA, or any applicable Specified Governmental Authority, recommending or requiring the termination, suspension, or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, the Company or any of its Subsidiaries, (iii) any Legal Proceedings (whether complete or pending) seeking the recall, withdrawal, suspension or seizure of any Product or (iv) any written notice or other communication from any applicable Specified Governmental Authority (A) withdrawing or placing any of the Products on “clinical hold” or requiring the termination or suspension or investigation of any pre-clinical studies or clinical trials of the Products or (B) alleging any material violation of any applicable Law.

6.19 Director Resignations. To the extent requested by Parent at least five (5) Business Days in advance of the Closing, the Company shall use its reasonable best efforts to deliver to Parent evidence reasonably satisfactory to Parent at the Closing of the resignation of the directors of the Company and its Subsidiaries (other than directors of the Subsidiaries of the Company whom Parent informs shall continue to serve in such capacities following the Effective Time), effective at the Effective Time.

6.20 Black Scholes Value Calculation. Set forth on Section 6.20 of the Company Disclosure Letter is the Company’s good faith estimate of the Black Scholes Value (as defined in the Series A Warrant). Subject to the terms of Company Series A Warrants, the Company and Parent agree to use their respective reasonable best efforts to cause the amounts to be paid pursuant to Section 2.9(a)(i) to be calculated in accordance with the methodology set forth on Section 6.20 of the Company Disclosure Letter.

ARTICLE VII

CONDITIONS TO THE MERGER

7.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of Parent, Acquisition Sub and the Company to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a) Requisite Stockholder Approval. The Company’s receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting;

(b) Regulatory Approval. The waiting periods (and any extensions thereof), if any, applicable to the Merger pursuant to the HSR Act will have expired or otherwise been terminated, or all requisite consents pursuant thereto will have been obtained; and

(c) No Prohibitive Injunctions or Laws. No (i) temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction will be in effect, (ii) legal or regulatory restraint or prohibition by any Governmental Authority of competent jurisdiction will be in effect, and (iii) Law will have been enacted, entered, enforced or applied to the Merger, that, in the case of each of the foregoing clauses (i), (ii) or (iii), prevents or materially impairs the consummation of the Merger.

7.2 Conditions to the Obligations of Parent and Acquisition Sub. The obligations of Parent and Acquisition Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

(a) Representations and Warranties.

(i) other than the representations and warranties listed in Section 7.2(a)(ii) and Section 7.2(a)(iii), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and at the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had, and would not reasonably be expected to have a Company Material Adverse Effect, individually or in the aggregate;

(ii) the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.7(e) and Section 3.26 of the Agreement that (A) are not qualified by Company Material Adverse Effect will be true and correct in all material respects as of Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date); and (B) that are qualified by Company Material Adverse Effect will be true and correct (without disregarding such Company Material Adverse Effect qualifications) as of the date of the Agreement and at and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(iii) the representations and warranties set forth in Section 3.7(a), Section 3.7(b) will be true and correct as of the date of the Agreement and at and as of the Closing Date as if made on and as of the Closing Date, except for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct, except for de minimis inaccuracies, as of such earlier date);

(iv) the representations and warranties set forth in Section 3.7(c) and Section 3.7(d) will be true and correct as of the date of the Agreement and at and as of the Expiration Date as if made on and as of the Expiration Date, except for inaccuracies that would have a de minimis impact relative to the amount of consideration payable by Parent or Acquisition Sub pursuant to Article II in the aggregate (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct, except for inaccuracies that would have a de minimis impact relative to the amount of consideration payable by Parent or Acquisition Sub pursuant to Article II in the aggregate, as of such earlier date);

(v) the representations and warranties set forth in Section 3.12(a) will be true and correct in all respects as of the Closing Date as if made at and as of the Closing Date;

(b) the Company will have performed and complied in all material respects with all covenants, obligations and conditions of the Agreement required to be performed and complied with by it on or prior to the Closing Date;

(c) no Company Material Adverse Effect will have occurred since the date of this Agreement;

(d) Parent and Acquisition Sub shall have received a certificate executed on behalf of the Company by the Company’s Chief Executive Officer or Chief Financial Officer confirming that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

7.3 Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of Parent and Acquisition Sub set forth in this Agreement will be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualifications set forth therein) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures (considered collectively) to be true and correct that would not have a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent and Acquisition Sub. Parent and Acquisition Sub will have performed and complied in all material respects with all covenants and obligations in this Agreement required to be performed and complied with by Parent and Acquisition Sub at or prior to the Closing.

(c) Officer’s Certificate. The Company will have received a certificate of Parent and Acquisition Sub, validly executed for and on behalf of Parent and Acquisition Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

7.4 Frustration of Closing Conditions. None of Parent, Acquisition Sub or the Company may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of a condition set forth in this Article VII to be satisfied if such failure was caused by such Party’s failure to act in good faith or to use the requisite efforts to cause the Closing to occur as required by this Agreement.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated, and the transactions contemplated by this Agreement may be abandoned, at any time prior to the Effective Time, whether before or after the receipt of the Requisite Stockholder Approval (except as provided in this Agreement), only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) by mutual written agreement of Parent and the Company;

(b) by either Parent or the Company if any (i) permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prevents or materially impairs the consummation of the Merger and has become final and non-appealable; or (ii) Law is enacted, entered, enforced or applied to the Merger that prevents or materially impairs the consummation of the Merger, except, in each case, that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement (it being understood that a breach of this Agreement by Acquisition Sub will be deemed to be a breach by Parent for purposes hereof)) has been the primary cause of, or primarily resulted in, (A) such injunction, judgment, order, restraint, prohibition or action being issued or in effect and becoming final and non-appealable, or (B) such Law being issued, in effect, taken, enacted, entered, enforced or applied;

(c) by either Parent or the Company if the Effective Time shall not have occurred by 11:59 p.m., New York City time, on October 10, 2022 (such time and date, as it may be extended pursuant to the terms of this Agreement, the “Termination Date”), it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to (i) the Company, if Parent has the valid right to terminate this Agreement pursuant to Section 8.1(e), (ii) Parent, if the Company has the valid right to terminate this Agreement pursuant to Section 8.1(g); or (iii) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement (it being understood that a breach of this Agreement by Acquisition Sub will be deemed to be a breach by Parent for purposes hereof)) has been the primary cause of, or primarily resulted in, the failure of the Effective Time to have occurred prior to the Termination Date (including by resulting in a failure of any conditions to the Merger set forth in Article VII);

(d) by either Parent or the Company if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting at which a vote is taken on the adoption of this Agreement; provided that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement (it being understood that a breach of this Agreement by Acquisition Sub will be deemed to be a breach by Parent for purposes of this Agreement)) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting;

(e) by Parent if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in the failure of a condition set forth in Section 7.1 or Section 7.2, except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by Parent to the Company of written notice of such breach or failure to perform, delivered at least 30 days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if (i) such breach or failure to perform has been cured prior to termination or (ii) Parent is then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in this Agreement;

(f) by Parent prior to the receipt of the Requisite Stockholder Approval if (i) a Company Board Recommendation Change has occurred, (ii) the Company has entered into any Alternative Acquisition Agreement, or (iii) a Willful Breach of Section 5.3 has occurred;

(g) by the Company if Parent or Acquisition Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in the failure of a condition set forth in Section 7.1 or Section 7.3, except that if such breach or failure to perform is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach or failure to perform, delivered at least 30 days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach or failure to perform has been cured prior to termination or (ii) the Company is then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in this Agreement; or

(h) by the Company prior to the receipt of the Requisite Stockholder Approval if (i) the Company has received a Superior Proposal; (ii) the Company Board has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal; (iii) the Company has complied in all material respects with Section 5.3(d)(ii) with respect to such Superior Proposal and (iv) the Company pays, or causes to be paid, to Parent or its designee the Company Termination Fee pursuant to Section 8.3(b)(iii).

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties. Following the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party or it Representatives to the other Parties, as applicable, except, and subject in all respects to this Section 8.2, that Section 6.12, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, but subject to Section 8.3, nothing in this Agreement will relieve any Party from any liability for Fraud or Willful Breach of this Agreement prior to the termination of this Agreement (which liability the Parties acknowledge and agree (i) may not be limited to reimbursement of expenses or out-of-pocket costs; and (ii) will be determined in the discretion of the Chosen Court). No termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which will survive the termination of this Agreement in accordance with its terms.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.10(d), Parent will be responsible for, and pay or cause to be paid, all Transfer Taxes.

(b) Company Payments.

(i) Future Transactions. If (A) this Agreement is validly terminated pursuant to (x) Section 8.1(c) or Section 8.1(d) and, at the time of such termination, the conditions set forth Section 7.1(b) or Section 7.1(c) have been satisfied; or (y) Section 8.1(e) as a result of the Company having failed to perform any of its covenants contained in this Agreement; (B) following the execution and delivery of this Agreement and prior to such termination, an Acquisition Proposal has been publicly announced or publicly disclosed (or, in the case of a termination pursuant to Section 8.1(e), disclosed to the Company Board) and not withdrawn; and (C) within one year of such termination, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then the Company will, concurrently with the consummation of such Acquisition Transaction, pay or cause to be paid to Parent or its designee an amount equal to the Company Termination Fee by wire transfer of immediately available funds to the account or accounts designated by Parent. For purposes of this Section 8.3(b)(i), all references to “15 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent.”

(ii) Company Board Recommendation Change. If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company must, within two (2) Business Days following such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to the account or accounts designated by Parent.

(iii) Superior Proposal. If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company must, concurrently with such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to the account or accounts designated by Parent.

(c) Single Payment Only; Liquidated Damages. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Company Termination Fee if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger.

(d) Sole and Exclusive Remedy. Except in the event of Fraud or Willful Breach, (i) if this Agreement is validly terminated pursuant to Section 8.1, Parent’s receipt of the Company Termination Fee to the extent owed pursuant to Section 8.3(b) will be the sole and exclusive remedies of Parent, Acquisition Sub and their respective Representatives against the Company and its Representatives in respect of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents, the termination of this Agreement, or the failure to consummate the Merger and (ii) upon payment of the Company Termination Fee, none of the Company nor its Representatives will have any further liability or obligation to Parent, Acquisition Sub, any of their respective Representatives or any other Person relating to or arising out of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents, or for any matters forming the basis of such termination.

(e) Payment Default. If the Company fails to promptly pay any amount to the extent owed pursuant to Section 8.3(b) and, in order to obtain such payment, Parent commences a Legal Proceeding that results in a judgment against the Company for, or the Company otherwise pays, the amount set forth in Section 8.3(b) or any portion thereof, then the Company will pay or cause to be paid to Parent the reasonable and document out-of-pocket costs and expenses (including reasonably and documented attorneys’ fees) of such party in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published by The Wall Street Journal or other authoritative source on the date that such payment or portion thereof was required to be made) plus three percent through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by Law.

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Acquisition Sub contained in this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.

9.2 Notices.

(a) Addresses for Notice. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand or by fax; or (iv) on the date sent by email (except that notice given by email will not be effective unless either (A) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 9.2 or (B) the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 9.2 (excluding “out of office” or other automated replies)). In each case, the intended recipient is set forth below:

if to Parent, Acquisition Sub or the Surviving Corporation to:

GlaxoSmithKline plc

980 Great West Road

Brentford, Middlesex, United Kingdom

Attn: Chief Financial Officer

Fax: +44 0208 047 6904

Email: iain.mackay@gsk.com

with an additional copy (which will not constitute notice) to:

GlaxoSmithKline plc

980 Great West Road

Brentford, Middlesex, United Kingdom

Attn: Senior Vice President and General Counsel

Senior Vice President and Company Secretary

Fax: +44 0208 047 6904

Email: james.r.ford@gsk.com

victoria.a.whyte@gsk.com

and

Cleary Gottlieb Steen & Hamilton LLP

650 California Street

San Francisco, California 94108

Attn: Benet O’Reilly

Email: boreilly@cgsh.com

and

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Attn: Kimberly Spoerri

Email: kspoerri@cgsh.com

if to the Company (prior to the Effective Time) to:

Sierra Oncology, Inc.

1820 Gateway Drive, Suite 110

San Mateo, California 94404

Attn: General Counsel, Chief Compliance Officer and Secretary

Email: cthomson@sierraoncology.com

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

One Market, Spear Tower, Suite 3300

San Francisco, California 94105

Attn: Robert Ishii

Remi Korenblit

Michael Nordtvedt

Fax: (650) 493-6811

Email: rishii@wsgr.com

rkorenblit@wsgr.com

mnordtvedt@wsgr.com

(b) Additional Procedures. Rejection or other refusal to accept any notice properly delivered hereunder, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.2 as of the date of rejection, refusal or inability to deliver. Any notice received by the addressee on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 9.2 through a notice given in accordance with this Section 9.2, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3 Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time prior to by execution of an instrument in writing signed on behalf of each of Parent, Acquisition Sub and the Company (pursuant to authorized action by the Company Board), except that if the Company has received the Requisite Stockholder Approval, then no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without receiving such approval.

9.4 Extension; Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

9.5 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Acquisition Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Effective Time (a) in connection with a merger or consolidation involving Parent or Acquisition Sub or other disposition of all or substantially all of the assets of Parent, Acquisition Sub or the Surviving Corporation; or (b) to any of their respective Affiliates. It is understood and agreed that, in each case, such assignment shall not impede or delay the consummation of the Merger or otherwise materially impede the rights of the holders of shares of Company Common Stock, Company Options and Company Warrants pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement.

9.6 Confidentiality. Parent, Acquisition Sub and the Company acknowledge that Parent and the Company have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms. Each of Parent, Acquisition Sub and their respective Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Acquisition Sub or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Acquisition Sub agree to be bound by the terms and conditions of the Confidentiality Agreement as if they were the counterparty thereto.

9.7 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement, the Support Agreements and the Company Disclosure Letter constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated.

9.8 Third Party Beneficiaries. Except as set forth in Section 6.8 and this Section 9.8, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement, except (a) as set forth in or contemplated by Section 6.8; and (b) from and after the Effective Time, the rights of the holders of shares of Company Common Stock, Company Options, and Company Warrants to receive the consideration set forth in Article II.

9.9 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.10 Remedies.

(a) Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance.

(i) Irreparable Damage. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions that are required of it by this Agreement in order to consummate the Merger) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement (including specific performance to cause the other Parties to consummate the Merger, subject to the satisfaction or waiver of the conditions set forth in Article VII); (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Parent and Acquisition Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.

(ii) No Objections; Cooperation. The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Acquisition Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it will use reasonable best efforts to cooperate with the other Parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

9.11 Governing Law. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

9.12 Consent to Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, the Merger and the other transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.12 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement, the Merger and the other transactions contemplated by this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement, the Merger and the other transactions contemplated by this Agreement in any court other than the Chosen Courts. Each of Parent, Acquisition Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.13 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

9.14 Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

9.15 No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

[Signature page follows.]

The Parties are signing this Agreement on the date stated in the introductory clause.

GLAXOSMITHKLINE PLC

By:	/s/ John Sadler
Name: John Sadler
Title: Authorized Representative

ORIKUM ACQUISITION INC.

By:	/s/ Hatixhe Hoxha
Name: Hatixhe Hoxha
Title: Assistant Secretary

SIERRA ONCOLOGY, INC.

By:	/s/ Stephen G. Dilly
Name: Stephen G. Dilly, MBBS, PhD
Title: President & Chief Executive Officer

ANNEX B

Section 262 of the Delaware General Corporation Law

§ 262 Appraisal rights

(a)    Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)    Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)    Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)    Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

(a)    Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

(b)    Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

(c)    Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

(d)    Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)    In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)    [Repealed.]

(c)    Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d)    Appraisal rights shall be perfected as follows:

(1)    If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)    If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)    Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)    At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)    After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the fmal determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is fmally determined that such stockholder is not entitled to appraisal rights under this section.

(i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)    From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the

Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex C

April 12, 2022

The Board of Directors

Sierra Oncology, Inc.

1820 Gateway Drive, Suite 110

San Mateo, CA 94404

Dear Members of the Board:

We understand that Sierra Oncology, Inc., a Delaware corporation (the “Company”), GlaxoSmithKline plc., a public limited company organized under the laws of England and Wales (“Parent”), and Orikum Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Acquisition Sub”), propose to enter into an Agreement and Plan of Merger, dated as of April 12, 2022 (the “Agreement”), pursuant to which Parent will acquire the Company (the “Transaction”). Pursuant to the Agreement, Acquisition Sub will be merged with and into the Company and each issued and outstanding share of the common stock, par value $0.001 per share, of the Company (“Common Stock”), other than shares of Common Stock (i) held by holders who are entitled to and have properly and validly exercised and perfected a demand for appraisal of their shares of Common Stock (and who have not effectively withdrawn or lost their rights to appraisal), or (ii) held by the Company as treasury stock, held by Parent, or Acquisition Sub or any other direct or indirect wholly owned subsidiary of Parent or Acquisition Sub (the holders described in clauses (i) and (ii), collectively, the “Excluded Holders”), will be converted into the right to receive $55.00 in cash, without interest thereon (the “Consideration”), net of applicable withholding taxes, on the terms and conditions set forth in the Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to holders of Common Stock (other than Excluded Holders) of the Consideration to be paid to such holders in the Transaction.

In connection with this opinion, we have:

(i)	Reviewed the financial terms and conditions of the Agreement;

(ii)	Reviewed certain publicly available historical business and financial information relating to the Company;

(iii)	Reviewed various financial forecasts and other data provided to us by the Company relating to the business of the Company;

(iv)	Held discussions with members of the senior management of the Company with respect to the business and prospects of the Company;

(v)	Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the business of the Company;

(vi)	Reviewed the financial terms of certain business combinations involving companies in lines of business we believe to be generally relevant in evaluating the business of the Company;

(vii)	Reviewed historical stock prices and trading volumes of the Common Stock; and

(viii)	Conducted such other financial studies, analyses and investigations as we deemed appropriate.

The Board of Directors

Sierra Oncology, Inc.

April 12, 2022

We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or concerning the solvency or fair value of the Company, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, we have assumed, with the consent of the Company, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of the Company. We have relied, with the consent of the Company, on the assessments of the Company as to the validity of, and risks associated with, the product candidates of the Company (including, without limitation, the timing and probability of successful development, testing and marketing of such product candidates and approval thereof by appropriate governmental authorities). We assume no responsibility for and express no view as to any such forecasts or the assumptions on which they are based.

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We further note that the current volatility and disruption in the credit and financial markets relating to, among others, the COVID-19 pandemic and Russia’s invasion of Ukraine, may have an effect on the Company and we are not expressing an opinion as to the effects of such volatility or such disruption on the Company. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the price at which shares of Common Stock may trade at any time subsequent to the announcement of the Transaction. In addition, our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which the Company might engage or the merits of the underlying decision by the Company to engage in the Transaction.

In rendering our opinion, we have assumed, with the consent of the Company, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. We also have assumed, with the consent of the Company, that obtaining the necessary governmental, regulatory or third party approvals and consents for the Transaction will not have an adverse effect on the Company or the Transaction. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects (other than the Consideration to the extent expressly specified herein) of the Transaction, including, without limitation, the form or structure of the Transaction or any agreements or arrangements entered into in connection with, or contemplated by, the Transaction. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the Consideration or otherwise.

Lazard Frères & Co. LLC (“Lazard”) is acting as financial advisor to the Company in connection with the Transaction and will receive a fee for such services, a portion of which is payable upon the earliest to occur of an announcement of the Transaction, execution of a definitive agreement with respect to the Transaction or the rendering of this opinion and a substantial portion of which is contingent upon the closing of the Transaction. We in the past have provided, currently are providing and in the future may provide certain financial advisory services to Parent and certain of its affiliates, for which we have received and may receive compensation, including, during the past two years, representing Parent in connection with investor analysis. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of the Company, Parent and certain of their respective affiliates for their own accounts and for the accounts of their customers, may at any time hold

The Board of Directors

Sierra Oncology, Inc.

April 12, 2022

a long or short position in such securities, and may also trade and hold securities on behalf of the Company, Parent and certain of their respective affiliates. The issuance of this opinion was approved by the Opinion Committee of Lazard.

Our engagement and the opinion expressed herein are for the benefit of the Board of Directors of the Company (in its capacity as such) and our opinion is rendered to the Board of Directors of the Company in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any matter relating thereto.

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid to holders of Common Stock (other than Excluded Holders) in the Transaction is fair, from a financial point of view, to such holders.

Very truly yours,

LAZARD FRERES & CO. LLC

By
Michael Kingston
Managing Director

ANNEX D

Execution Version

SUPPORT AGREEMENT

SUPPORT AGREEMENT, dated as of April 12, 2022 (this “Agreement”), among GlaxoSmithKline plc, a public limited company organized under the laws of England and Wales (“Parent”), Orikum Acquisition Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Acquisition Sub”), Sierra Oncology, Inc. (the “Company”) and the stockholders set forth on Schedule A hereto (the “Stockholders”). Parent, Acquisition Sub, the Company and the Stockholders are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner of the number of shares of Company Common Stock (the “Shares”) (such record and/or beneficial ownership, to “Own”, be the “Owner” of or be “Owned” by), if any, in each case set forth on Schedule A opposite such Stockholder’s name (all such Shares set forth or required to be set forth on Schedule A opposite such Stockholder’s name, together with any Shares that are hereafter issued to or otherwise acquired by such Stockholder prior to the valid termination of this Agreement in accordance with Section 6.1, including for the avoidance of doubt any Shares as to which such Stockholder acquires beneficial ownership after the date hereof and prior to the Effective Time, including any Shares acquired by purchase, stock dividend, distribution, stock split, split-up, merger, consolidation, reorganization, recapitalization, combination or similar transaction or issued upon the exercise of any options, warrants, the conversion of any convertible securities, pursuant to the settlement of any restricted stock, or otherwise, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Acquisition Sub and the Company, are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, but only if amended in accordance with the terms thereof and hereof, as applicable, the “Merger Agreement”), which provides, among other things, for the Merger of Acquisition Sub with and into the Company, in each case, on the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition and inducement to Parent’s and Acquisition Sub’s willingness to enter into the Merger Agreement, the Stockholders, with respect to the Subject Securities (as defined below), has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Acquisition Sub, the Company and the Stockholders hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

Section 1.1 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby agrees that, during the time this Agreement is in effect, unless and until this Agreement has been validly terminated in accordance with Section 6.1, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, each Stockholder shall (a) appear at each such meeting or otherwise cause such Stockholder’s Subject Shares with respect to which such Stockholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and (b) in each case to the fullest extent that each Stockholder’s Subject Shares are entitled to vote thereon, to vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares: (i) in favor of the adoption of the Merger Agreement and the approval of the Merger; (ii) in favor of any adjournment, recess, delay or postponement recommended by the Company (and not publicly opposed by Parent) with respect to any stockholder meeting with respect to the Merger Agreement; (iii) against the adoption or approval of any Acquisition Proposal; and (iv) against any other proposed action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to prevent, materially impair or materially delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any merger, consolidation or other business combination involving the Company (other than the Merger).

Section 1.2 Other Matters. Each Stockholder shall retain at all times the right to vote such Stockholder’s Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent, Acquisition Sub and the Company, that:

Section 2.1. Authorization; Binding Agreement. Such Stockholder has the requisite legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. The execution and delivery of this Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution, and delivery hereof by each of Parent, Acquisition Sub and the Company, constitutes a legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar applicable laws affecting creditors’ rights generally and to general principles of equity. If such Stockholder is married and the Subject Securities hereto constitute community property under applicable law, this Agreement (or a spousal consent regarding this Agreement) has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse.

Section 2.2. Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is an entity, violate, contravene, or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any Consent, authorization, Permit of, action by, or filing with or notification to, any Governmental Authority on the part of such Stockholder, except for compliance with applicable securities laws, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in any breach or violation of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give rise to any right of termination, cancellation, amendment, or acceleration under any of the terms, conditions or provisions of, any Contract to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on such Stockholder’s Subject Shares (other than one created by Parent or Acquisition Sub), or (e) violate any Law or order applicable to such Stockholder or by which any of its assets are bound, except as would not, in the case of each of clauses (c), (d) and (e), reasonably be expected to, individually or in the aggregate, prevent or materially impair such Stockholder’s ability to timely perform its obligations under this Agreement.

Section 2.3. Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 5.1) at all times during the term of this Agreement will be, the Owner of all of such Stockholder’s Subject Shares and has good and marketable title to all such Subject Shares free and clear of any Liens, except for any such Liens that may be imposed pursuant to (a) this Agreement and (b) any applicable restrictions on transfer under the Securities Act or any state securities law (collectively, “Permitted Stockholder Liens”). Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares (as set forth on Schedule A opposite such Stockholder’s name) and the Company Options and the Company Warrants, in each case as set forth on Schedule A opposite such Stockholder’s name (all such Company Options and Company Warrants set forth on Schedule A opposite such Stockholder’s name, together with such Stockholder’s Subject Shares and any Company Options, Company Warrants or other securities of the Company that are hereafter issued to or otherwise acquired by such Stockholder prior to the valid termination of this Agreement in accordance with Section 6.1, the “Subject Securities”) are the only equity interests in the Company Owned by such Stockholder as of the date hereof. As of the date hereof, other than the Subject Securities, neither such Stockholder nor any of its Affiliates Owns any Shares, Company Options, Company Warrants or any other interests in options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company.

Section 2.4. Voting Power. Such Stockholder has full voting power (or the power to effect the full voting power), full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Securities are subject to any stockholders’ agreement, proxy, voting trust, or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

Section 2.5. Reliance and Merger Agreement. Such Stockholder understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery, and performance of this Agreement. Such Stockholder has reviewed and understands the terms of this Agreement and the Merger Agreement, and has had the opportunity to consult with its counsel in connection with this Agreement.

Section 2.6. Information. None of the information relating to such Stockholder provided by or on behalf of such Stockholder in writing expressly for inclusion in the Proxy Statement, the Other Required Company Filings or the Other Required Parent Filings, will, at the respective times such documents are filed with the SEC or are first delivered to Stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 2.7. Absence of Litigation. As of the date hereof, there are no Legal Proceedings pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including any Subject Securities) before or by any Governmental Authority that would reasonably be expected to, individually or in the aggregate, prevent or materially impair such Stockholder’s ability to timely perform its obligations under this Agreement.

Section 2.8. Brokers. No broker, finder, financial advisor, investment banker, or other Person is entitled to any brokerage, finder’s, financial advisor’s, or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder in its capacity as such.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Parent and Acquisition Sub represent and warrant to the Stockholders and the Company that:

Section 3.1. Organization and Qualification. Each of Parent and Acquisition Sub is duly organized and validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated.

Section 3.2. Authority for this Agreement. Each of Parent and Acquisition Sub has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of Parent and Acquisition Sub have been duly and validly authorized by all necessary corporate action of each of Parent and Acquisition Sub, and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Acquisition Sub and, assuming due authorization, execution, and delivery hereof by the Stockholders and the Company, constitutes a legal, valid, and binding obligation of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar applicable laws affecting creditors’ rights generally and to general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholders, Parent and Acquisition Sub that:

Section 4.1. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the Laws of Delaware.

Section 4.2. Authority for this Agreement. The Company has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary corporate action of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution, and delivery hereof by the Stockholders, Parent and Acquisition Sub, constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar applicable laws affecting creditors’ rights generally and to general principles of equity.

ARTICLE V

ADDITIONAL COVENANTS OF THE STOCKHOLDER

Each Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 6.1:

Section 5.1. No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 6.1, each Stockholder shall not, directly or indirectly, (a) create or permit to exist any Liens, other than Permitted Stockholder Liens, on any of such Stockholder’s Subject Shares; (b) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Securities, or any right or interest therein (or consent to any of the foregoing); (c) enter into any Contract with respect to any

Transfer of such Stockholder’s Subject Securities or any interest therein; or (d) grant or permit the grant of any proxy, power of attorney, or other authorization or consent in or with respect to any of the Subject Shares inconsistent with such Stockholder’s obligations under this Agreement, (e) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares or (f) take any other action that would in any way be reasonably expected to prevent or materially impair such Stockholder’s ability to timely perform its obligations under this Agreement. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Each Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement. If any involuntary Transfer of any of the Subject Securities in the Company occurs (including, but not limited to, a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, includes any and all transferees and subsequent transferees of the initial transferee) will take and hold such Subject Securities subject to all of the restrictions, liabilities, and rights under this Agreement, which will continue in full force and effect until valid termination of this Agreement in accordance with Section 6.1. Each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) for the purpose of taking any actions inconsistent with such Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, each Stockholder may make Transfers of its Subject Securities (1) with Parent’s and the Company’s prior written consent; (2) to any Person if and to the extent required by any nonconsensual order of a Governmental Authority; (3) pursuant to a Rule 10b5-1 trading plan in effect prior to the date of this Agreement; (4) pursuant to the exercise of any Company Options or Company Warrants in order to pay the exercise price of such Company Options or Company Warrants or satisfy taxes applicable thereto, in each case in accordance with their applicable terms, provided that the underlying Subject Shares not so Transferred shall continue to be subject to the restrictions on Transfers set forth in this Agreement; (5) to any Affiliate of such Stockholder; (6) if such Stockholder is an entity, to any equityholder, partner or member of such Stockholder or, if such Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust; (7) if such Stockholder is a natural person, by operation of Law or by will, intestacy or other similar applicable Law upon such Stockholder’s death; or (8) if such Stockholder is a natural person, solely for estate or tax planning purposes, for charitable purposes or as charitable gifts or donations to (A) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder, (B) any trust, the trustees of which include only the Persons named in clause (A) and the beneficiaries of which include only the Persons named in clause (A), (C) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clauses (A), (B) or (C); provided, however, that in any such case, as a condition to the effectiveness of such Transfer described in the foregoing clauses (5), (6), (7) or (8), each Person to which any of such Shares are Transferred has executed and delivered to Parent and Acquisition Sub a counterpart to this Agreement pursuant to which such Person is bound by all of the terms and provisions of this Agreement applicable to such Stockholder.

Section 5.2. No Exercise of Appraisal Rights. Each Stockholder (a) knowingly, intentionally, voluntarily, unconditionally, and irrevocably forever waives and agrees not to exercise any appraisal rights or dissenters’ rights (“Appraisal Rights”) in respect of the Subject Shares that may arise in connection with the Merger; (b) knowingly, voluntarily, intentionally, unconditionally, and irrevocably forever waives the right to receive notice, in accordance with Section 262 of the DGCL, of any right to seek Appraisal Rights for the Subject Shares in connection with the Merger; and (c) covenants and agrees not to commence, prosecute, assign, transfer, or cause to be commenced any Legal Proceeding to seek (or file any petition related to) any such Appraisal Rights in respect of the Subject Shares in connection with the Merger.

Section 5.3. Documentation and Information. Each Stockholder consents to and hereby authorizes Parent, Acquisition Sub and the Company to publish and disclose in all documents and schedules filed with the SEC or other public disclosure in connection with the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement, and the nature of such Stockholder’s commitments and obligations under this Agreement and any other information regarding such Stockholder, in each case as Parent or the Company reasonably determines is required to be disclosed by Law, and such Stockholder acknowledges that Parent, Acquisition Sub and the Company may file and publicly disclose this Agreement or a form hereof with the SEC or any other applicable Governmental Authority. Each Stockholder agrees to promptly provide Parent or the Company with any information it may reasonably require for the preparation of any such disclosure documents to the extent required to be disclosed by Law as reasonably determined by Parent or the Company, and such Stockholder agrees to promptly notify Parent and the Company if it becomes aware of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 5.4. Adjustments. In the event of any stock split, reverse stock split, stock distribution or dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Subject Securities, the terms of this Agreement will be equitably adjusted, including to apply to any resulting securities.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Termination. This Agreement will terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms; (b) the Effective Time; (c) the effectiveness of any amendment, modification or supplement to the Merger Agreement that decreases the Per Share Price (other than any such decrease in accordance with Section 2.7(b) of the Merger Agreement) or changes the form of the consideration to be received by the holders of Company Common Stock in the Merger or (d) as to any Stockholder, the mutual agreement of the Parent, the Company and such Stockholder. Upon the valid termination of this Agreement in accordance with this Section 6.1, no Party will have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 6.1 shall relieve any Party from liability for Fraud or any Willful Breach of this Agreement prior to termination hereof, (y) the provisions of this ARTICLE VI will survive any termination of this Agreement, and (z) Section 5.2 will survive indefinitely and not be terminated in the event of a termination of this Agreement pursuant to clause (b) of this Section 6.1.

Section 6.2. Expenses. Each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 6.3. Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of each of the Parties.

Section 6.4. Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

Section 6.5. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid;

(b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (c) immediately upon delivery by hand or by fax; or (d) on the date sent by email (except that notice given by email will not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 6.5 or (ii) the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 6.5 (excluding “out of office” or other automated replies)). In the case of Parent, Acquisition Sub and the Company, the intended recipient of such notice is set forth in Section 9.2 of the Merger Agreement and, in the case of the Stockholders, the intended recipient of such notice is set forth on the signature page to this Agreement.

Section 6.6. Definitions. All terms used but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Merger Agreement, provided, that for purposes of this Agreement, none of the Company or any of its Subsidiaries shall be deemed to be an Affiliate of any of the Stockholders, and none of the Stockholders shall be deemed to be an Affiliate of the Company or any of its Subsidiaries. References to “beneficial” ownership or shall be interpreted in accordance with Rule 13d-3 of the Exchange Act. Section 1.3 of the Merger Agreement shall be incorporated into this Agreement by reference, mutatis mutandis.

Section 6.7. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 6.8. Assignability. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties; provided that this Agreement may be assigned in connection with a Transfer of Subject Securities pursuant to the requirements of Section 5.1.

Section 6.9. Entire Agreement; Counterparts. This Agreement (together with Schedule A and the other documents, certificates, and instruments referred to herein) and the Merger Agreement constitute the entire agreement among the applicable Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. This Agreement and any amendments to this Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

Section 6.10. Governing Law. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

Section 6.11. Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.

(a) Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.5, or in such other manner as may be permitted by applicable Law, but nothing in this Section 6.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement in any court other than the Chosen Courts. Each of the Parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(b) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

Section 6.12. Further Assurances. Each Stockholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws, to perform its obligations under this Agreement.

Section 6.13. Capacity as Stockholder. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as an Owner of Shares, Company Options and/or Company Warrants, and not, if applicable, in such Stockholder’s capacity as director, officer, or employee of the Company, as applicable. Notwithstanding anything to the contrary in this Agreement, nothing herein will in any way prevent, limit or otherwise restrict a director or officer of the Company or any of its Subsidiaries (including any designee or Representative of any Stockholder or any Affiliate of any Stockholder serving director or officer of the Company or any of its Subsidiaries) in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

Section 6.14. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Company Board has approved, for purposes of Section 203 of the DGCL and any other similar applicable “anti-takeover” Law and any applicable provision of the Charter or the Bylaws, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement and this Agreement; (b) the Merger Agreement is executed by all parties thereto; and (c) this Agreement is executed by all parties hereto. Nothing contained in this Agreement shall be deemed to vest in Parent, Acquisition Sub, the Company or any of their respective Affiliates any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, as applicable, and neither Parent nor any of its Affiliates shall have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct any stockholder in the disposition or voting of any of the Subject Securities, except as otherwise specifically provided in this Agreement.

Section 6.15. No Recourse. No Stockholder nor any of its Representatives shall be liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement, other than in the case of Fraud. In no event shall any Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations under this Agreement (or under any other agreement substantially in the form of this Agreement) of any other Stockholder or any other stockholder of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of Parent, Acquisition Sub, the Company and the Stockholder has caused this Agreement to be executed as of the date first written above.

GLAXOSMITHKLINE PLC

By:
Name:
Title:

ORIKUM ACQUISITION INC.

By:
Name:
Title:

Signature Page to Support Agreement

IN WITNESS WHEREOF, each of Parent, Acquisition Sub, the Company and the Stockholder has caused this Agreement to be executed as of the date first written above.

SIERRA ONCOLOGY, INC.

By:
Name:
Title:

Signature Page to Support Agreement

IN WITNESS WHEREOF, each of Parent, Acquisition Sub, the Company and the Stockholder has caused this Agreement to be executed as of the date first written above.

By:
Name:
Title:
Address:

Signature Page to Support Agreement

SCHEDULE A

Stockholder	Company Common Stock	Company Options	Company Warrants
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]

Schedule A – 1

SIERRA ONCOLOGY, INC.
1820 GATEWAY DRIVE, SUITE 110
SAN MATEO, CA 94404
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on , 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/SRRA2022SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on , 2022. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,
NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D86178-TBD
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
SIERRA ONCOLOGY, INC.
The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:
For Against Abstain
1. To consider and vote on the proposal to adopt the Agreement and Plan of Merger, as it may be amended from time to time (the
“merger agreement”), dated April 12, 2022, between GlaxoSmithKline plc, Orikum Acquisition Inc. and Sierra Oncology, Inc.
2. To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology, Inc. to its named executive officers in connection with the merger of Orikum Acquisition Inc., an indirect wholly owned subsidiary of GlaxoSmithKline plc, with and into Sierra Oncology, Inc.
3. To consider and vote on any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.
If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
D86179-TBD
SIERRA ONCOLOGY, INC.
Special Meeting of Stockholders
, 2022
This proxy is solicited by the Board of Directors
The stockholders hereby appoint Stephen G. Dilly, Christina Thomson and Kevin Norrett or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SIERRA ONCOLOGY, INC. that the stockholders are entitled to vote at the
Special Meeting of Stockholders to be held at , Pacific Time, on , 2022, online at www.virtualshareholdermeeting.
com/SRRA2022SM, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side